UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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FTI CONSULTING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)
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500 East Pratt Street, Suite 1400
Baltimore, Maryland 21202
(410) 951-4800

April 11, 2007

Dear Stockholder:

     You are cordially invited to attend the 2007 Annual Meeting of Stockholders of FTI Consulting, Inc. on May 16, 2007, at 9:30 a.m., EDT, at its executive office located at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202.

     Enclosed with this letter is a Notice of the Annual Meeting, a Proxy Statement, a proxy card and a return envelope. Both the Notice of the Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about FTI Consulting, Inc. At the Annual Meeting, we will ask you to:

  Elect four Class II directors;

  Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

  Transact any other business that is properly presented at the Annual Meeting.

     Your vote is important. Whether or not you plan to attend this meeting, we urge you to vote. We invite you to use the convenience of Internet voting at the site indicated on the enclosed proxy card. Alternatively, you are urged to vote by signing, dating and promptly returning the proxy card in the enclosed prepaid return envelope, or follow the instructions provided for voting by telephone. Your proxy will be voted at the Annual Meeting in accordance with your instructions. If you do not specify a choice on one of the proposals described in this Proxy Statement, your proxy will be voted as recommended by the Board of Directors. If you hold your shares through an account with a brokerage firm or other nominee or fiduciary such as a bank, please follow the instructions you receive from it to vote your shares. Of course, if you attend the Annual Meeting you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card. You may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Sincerely,

JACK B. DUNN, IV
President and Chief Executive Officer

FTI CONSULTING, INC.
NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

Date: May 16, 2007
Time: 9:30 a.m., EDT
Place: FTI Consulting, Inc., Executive Office, 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

Dear Stockholder:

     At the Annual Meeting, we will ask you to:

  Elect four Class II directors;

  Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

  Transact any other business that is properly presented at the Annual Meeting.

     The Board of Directors recommends a vote FOR the election of each of the nominees for Class II director and FOR the ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

     Stockholders of record at the close of business on March 16, 2007, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. We began mailing this Notice of Annual Meeting, the Proxy Statement and form of proxy to stockholders on or about April 11, 2007. On April 11, 2007, we also began sending FTI Consulting, Inc.’s 2006 Annual Report to stockholders of record at the close of business on March 16, 2007.

By Order of the Board of Directors,

JOANNE F. CATANESE
Associate General Counsel and Secretary
April 11, 2007

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed proxy card. Alternatively, we encourage you to vote by completing and signing the enclosed proxy card and returning it in the enclosed envelope as soon as possible, even if you plan to attend the meeting, or follow the instructions provided for voting via telephone. If you have questions about voting your shares, please contact our Corporate Secretary at FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. (410) 951-4800. If you decide to change your vote, you may revoke your proxy in the manner described in the Proxy Statement, at any time before it is voted.

500 East Pratt Street, Suite 1400
Baltimore, Maryland 21202
(410) 951-4800

April 11, 2007

____________________

PROXY STATEMENT FOR ANNUAL MEETING
____________________

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2007 Annual Meeting of Stockholders of FTI Consulting, Inc. The 2007 Annual Meeting will be held on May 16, 2007, at 9:30 a.m., EDT, at FTI Consulting, Inc.’s executive office, located at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202.

     On April 11, 2007, we began mailing this Proxy Statement and proxy to people who, according to our records, owned shares of our common stock at the close of business on March 16, 2007. On April 11, 2007, we also began sending FTI Consulting, Inc.’s 2006 Annual Report to stockholders of record at the close of business on March 16, 2007.

INFORMATION ABOUT THE 2007 ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

     The Board of Directors of FTI Consulting, Inc., a Maryland corporation, is providing these proxy materials to you in connection with our Annual Meeting of Stockholders, which will take place on Wednesday, May 16, 2007. As a stockholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What Information is contained in this Proxy Statement?

     The information in this Proxy Statement relates to the proposals to be voted on at the 2007 Annual Meeting of Stockholders, the voting process, the nominees for Class II director, our Board and Board Committees, the compensation of non-employee directors and our chief executive officer, chief financial officer and other three most highly paid executive officers for fiscal 2006, and certain other information we are required to provide to you. We have summarized information in this Proxy Statement that you should consider in deciding how to vote on the proposals being submitted to a vote of our stockholders at this meeting.

Who is soliciting my proxy?

     We are sending you this Proxy Statement because our Board of Directors is seeking a proxy to vote your shares of common stock at our 2007 Annual Meeting of Stockholders, because you were a stockholder at the close of business on March 16, 2007, the record date, and are entitled to vote at the meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares. On April 11, 2007, we began mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of our common stock at the close of business on March 16, 2007.

When and where will we hold the 2007 Annual Meeting of Stockholders?

     Our 2007 Annual Meeting of Stockholders will be held on Wednesday, May 16, 2007 at 9:30 a.m., EDT, at FTI Consulting, Inc.’s executive office, which is located at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. (410) 951-4800.

Who pays the costs of the proxy solicitation?

     We will pay the cost of soliciting proxies. Proxies may be solicited by our directors, officers or employees, in person or by telephone, facsimile or other electronic means or letter. In accordance with the regulations of the Securities and Exchange Commission, or SEC, and the New York Stock Exchange, or NYSE, we also will reimburse brokerage firms and other nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock as of the record date.

How many votes must be present to hold the 2007 Annual Meeting of Stockholders?

     On March 16, 2007, the record date for the 2007 Annual Meeting of Stockholders, 42,558,138 shares of our common stock were issued and outstanding. A quorum must be present at the Annual Meeting in order to transact business. A quorum will be present if a majority of the shares of common stock entitled to vote are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur, in which case the Annual Meeting may be adjourned until such time as a quorum is present. In deciding whether a quorum is present, abstentions and “broker non-votes” will be counted as shares of common stock that are represented at the Annual Meeting.

What items of business will be voted on at the Annual Meeting?

     At the Annual Meeting, we will ask you to:

  Elect four Class II directors;

  Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

  Transact any other business that is properly presented at the Annual Meeting.

How do I vote my shares?

     You have one vote for each share of our common stock that you owned of record at the close of business on March 16, 2007. The number of shares you own (and may vote at the Annual Meeting) is listed on the enclosed proxy card.

     If your common stock is held by a broker/fiduciary/nominee, you will receive instructions from that entity that you must follow in order to have your shares voted. If you hold your shares through an account with a broker/fiduciary/nominee, your ability to vote your shares by telephone or over the Internet depends on its voting procedures. Your broker/fiduciary/nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via telephone and over the Internet. If so, please follow the instructions that your broker/fiduciary/nominee will provide.

     If you hold your shares in your own name as a holder of record you may vote your shares of our common stock at the Annual Meeting as follows:

  How can I vote in person? To vote in person, you must attend the Annual Meeting and submit a ballot. Ballots for voting in person will be available at the Annual Meeting.

  How can I vote by Internet? We encourage you to use our convenient Internet voting system, which you can access and use whether you live in the United States or elsewhere. The website for Internet voting is printed on the proxy card, which is enclosed. Internet voting is available 24 hours a day until 11:59 p.m., EDT, on May 15, 2007. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, please do NOT return your proxy card.

  How can I vote by mail? To vote by mail, you must complete, sign and return the enclosed proxy card in the accompanying pre-addressed envelope. By completing, signing and returning the proxy card, you will be directing the person or persons designated on the proxy card as your proxies to vote your shares of common stock at the Annual Meeting in accordance with the instructions you give on the proxy card. IF YOU DECIDE TO VOTE BY MAIL, YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING DATE.

  How can I vote by telephone? If you are a registered “record” stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, you may also vote by telephone by calling the toll-free number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 P.M., EDT, on May 15, 2006. If you vote by telephone, please do NOT return your proxy card.

What does it mean if I received more than one proxy card or instruction form?

     If you receive more than one proxy card or instruction form, it means that you have multiple accounts with our transfer agent and/or a broker/fiduciary/nominee or you may hold shares in different ways or in multiple names (e.g., joint tenancy, trusts and custodial accounts). Please vote all of your shares.

Will my shares be voted if I do not complete, sign and return my proxy card or instruction form?

     If you are a registered “record” stockholder and do not provide your fully completed proxy by mail or vote by telephone or the Internet, you must attend the Annual Meeting in order to vote.

     If your shares are held in a brokerage account or by another nominee or fiduciary, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction form on behalf of your broker/fiduciary/nominee. Brokerage firms and other fiduciaries or nominees are required to request voting instructions for shares they hold on behalf of customers and others. As the beneficial owner, you have the right to direct your broker/fiduciary/nominee how to vote and you are also invited to attend the Annual Meeting. We encourage you to provide instructions to your broker/fiduciary/nominee to vote your shares. Since a beneficial owner is not the record stockholder, you may not vote the shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker/fiduciary/nominee that holds your shares, giving you the right to vote the shares at the meeting.

     Even if you do not provide voting instructions on your instruction form, if you hold shares through an account with a broker/fiduciary/nominee, your shares may be voted. Brokerage firms have the authority under NYSE rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The election of directors and ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007 are considered routine matters for which brokerage firms and other nominees or fiduciaries may vote without specific instructions. When a proposal is not considered “routine” and the broker/fiduciary/nominee has not received voting instructions from the beneficial owner of the shares with respect to such proposal; such firm cannot vote the shares on that proposal. Shares of common stock that a broker/fiduciary/nominee is not authorized to vote are counted as “broker non-votes.”

     Under the rules of the NYSE, brokers holding stock for the accounts of their clients who have not been given specific voting instructions are allowed to vote on Proposals 1 and 2.

How will my shares of FTI common stock be voted if I do not specify my voting instructions on the proxy card?

     If you sign and return the proxy card but do not complete voting instructions for a proposal, then your shares will be voted with respect to such proposal by the named proxies as follows:

  FOR the election of each of the four nominees for Class II director;

  FOR the ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

  In accordance with the best judgment of the named proxies on any other matter properly brought before the meeting.

What if I change my mind?

     You may change your vote at any time prior to the vote at the Annual Meeting. You may change your vote in any one of four ways:

  You may notify our Corporate Secretary in writing that you wish to revoke your proxy.

  You may submit a proxy dated later than your original proxy.

  You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy. You must submit a ballot and vote your shares of our common stock at the Annual Meeting.

  For shares you hold beneficially or in street name, you may change your vote by submitting a later dated proxy to your broker/nominee/fiduciary, or if you obtained a legal proxy from your broker/nominee/fiduciary giving you the right to vote your shares, by attending the meeting and voting in person.

How many votes will be needed to approve each of this year’s proposals?

Proposal 1: Election of four Class II Directors	The four nominees for election as Class II directors who receive the highest number of “FOR” votes will be elected as directors. This number is called a “plurality.” If you do not vote for a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your non-votes or withholding of authority and broker non-votes will not count as votes cast either for or against the nominee, and will have no impact on the election of a director.

Proposal 2: Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2007	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007 requires a majority of the votes cast at the Annual Meeting be voted “FOR” this Proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the Proposal.

How does the Board recommend that I vote?

     Our Board of Directors recommends that you vote your shares:

  FOR the election of each of the four nominees for Class II director; and

  FOR the ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

How can I obtain the Company’s corporate governance information?

     The FTI home page is www.fticonsulting.com. You may also go directly to http://www.fticonsulting.com/web/about/Governance.html for the following information which is also available in print, with no charge, to any stockholder who requests it by contacting our Corporate Secretary at FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. (410) 951-4800:

  Policies of the Board, including, its Corporate Governance Guidelines and Categorical Standards of Director Independence;

  Committee Charters for the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee; and

  Other Policies of the Company, including, our Policy on Conflicts of Interest; Policy on Disclosure Controls; Policy on Ethics and Business Conduct; Policy Statement on Inside Information and Insider Trading; Internal Audit Charter and Whistleblower Policy.

ADDITIONAL INFORMATION

     On April 11, 2006, we began sending our Annual Report to Stockholders for the fiscal year ended December 31, 2006, including our consolidated financial statements, to all stockholders entitled to vote at this Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report provides you with additional information about FTI.

     You may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and other information on our website at: http://investor.fticonsulting.com/edgar.cfm. Alternatively, you may request a free copy of the Form 10-K and other periodic reports and materials filed with the SEC by contacting our Corporate Secretary at FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. (410) 951-4800. We will also furnish without charge copies of the exhibits and schedules to the Form 10-K for the fiscal year ended December 31, 2006 if specifically requested.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

     We will present the following two proposals at the 2007 Annual Meeting. We have described in this Proxy Statement all the proposals that we expect will be made at the Annual Meeting. If we or a stockholder properly presents any other proposal at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on the proposal in our best judgment.

PROPOSAL NO. 1 — ELECTION OF FOUR CLASS II DIRECTORS

     Our Board of Directors is divided into three classes. We currently have ten directors, with Class I and III each having three directors and Class II having four directors. The members of each class are elected for three-year terms. The terms of each class expire at successive meetings so that stockholders elect one class of directors at each annual meeting. Class II directors will stand for election by stockholders at the 2007 Annual Meeting. The terms of the Class I directors and Class III directors will expire at the annual meetings of stockholders to be held in 2009 and 2008, respectively.

     There are four nominees for election to our Board as Class II directors. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following persons for election as Class II directors at the Meeting:

Brenda J. Bacon

James W. Crownover

Dennis J. Shaughnessy

George P. Stamas

     Dennis J. Shaughnessy and George P. Stamas currently are members of Class II and have been directors of the Company since 1992. Mr. Crownover and Ms. Bacon were appointed by the Board in 2006 to fill vacancies. See “Information About the Board of Directors and Committees-Nominating and Corporate Governance Committee – Director Nomination Process” for a discussion of the director identification and appointment and nomination process.

     The Board has affirmatively concluded that Mr. Crownover and Ms. Bacon qualify as independent directors under our Categorical Standards of Director Independence and the independence standards established under Section 303A of the NYSE corporate governance rules. The Board has affirmatively concluded that George P. Stamas, a partner with Kirkland & Ellis LLP, is not independent in light of the legal services provided by Kirkland & Ellis to the Company and anticipated future services. More detailed information about the Board’s determination of director independence is provided in the section of this Proxy Statement titled “Information About the Board of Directors and Committees — Independence of Directors” and “Information About the Board of Directors and Committees — Nominating and Corporate Governance Committee - Director Nomination Process.”

     Each nominee, if elected, will serve for a three-year term until the annual meeting of stockholders in 2010. We do not know any reason why any nominee would be unable to serve as a director. If any of the nominees cannot serve for any reason (which is not anticipated), the Nominating and Corporate Governance Committee may identify and recommend a candidate or candidates to the Board as a potential substitute nominee or nominees. If that happens, we will vote all valid proxies for the election of the substitute nominee or nominees designated by the Board. The Board may also decide to leave any such Board seat or seats vacant until a suitable candidate or candidates is identified, or it may decide to reduce the size of the Board. More detailed information about each of the nominees is provided in the section of this Proxy Statement titled “Information About the Board of Directors and Committees – Information About the Nominees for Class II Director and Other Directors.”

The Board of Directors Unanimously Recommends That You Vote FOR the Election of
All the Nominees as Class II Directors.

PROPOSAL NO. 2 — RATIFY THE APPOINTMENT OF KPMG LLP AS FTI CONSULTING, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007

     The Audit Committee has appointed the firm of KPMG LLP as the independent registered public accounting firm to audit the Company’s books and accounts for the fiscal year ending December 31, 2007. We are seeking the stockholders’ ratification of that action.

     KPMG has served as the Company’s independent registered public accounting firm since 2006. Its representative will be present at the annual meeting and will have the opportunity to make a statement if he desires to do so and to respond to appropriate questions asked by stockholders. See “Principal Accountant Fees and Services” for a description of the fees paid to KPMG LLP for the fiscal year ended December 31, 2006, and other matters relating to the procurement of services.

     KPMG LLP has confirmed to the Audit Committee and us that it complies with all rules, standards and policies of the Public Company Accounting Oversight Board (PCAOB), the Independence Standards Board (ISB) and the SEC governing auditor independence.

The Board of Directors Unanimously Recommends That You Vote FOR Proposal No. 2.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

INDEPENDENCE OF DIRECTORS

     For a director to be considered independent, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with us or our subsidiaries, and is not otherwise automatically disqualified by the NYSE independence standards. The Board has established Categorical Standards of Director Independence, which recognize that a director is “independent” if he or she does not have a material relationship with us (directly or as a partner, stockholder or officer of an organization that has a relationship with us). In connection with, and to assist in making, that determination, the Categorical Standards of Director Independence require the Board to consider whether a director meets the following categorical standards: (i) during the past three years, we have not employed the director and have not employed (except in a non-officer capacity) any of his or her immediate family members (as defined under Section 303A of the NYSE corporate governance rules); (ii) (A) neither the director or any member of his or her immediate family is a current partner of a firm that is our internal or external auditor; (B) the director is not a current employee of a firm that is our internal or external auditor; (C) no immediate family member of a director participates in the audit, assurance or tax compliance (but not tax planning) practice of a firm that is our internal or external auditor; or (D) neither the director or any member of his or her immediate family within the last three years (but no longer is) a partner or employee of a firm that is our internal or external auditor and personally worked on our audit within that time; (iii) during the past three years, neither the director or any of his or her immediate family members has been employed as an executive officer of another company where any of our present executives serve on such other company’s compensation committee; (iv) during the past three years, neither the director nor any of his immediate family members has received more than $100,000 per year in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (v) the director has not served as an executive officer or employee, and none of his or her immediate family members has served as an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues; provided, that, such restriction shall not apply if three years have passed since such payments fell below the threshold; (vi) the director is not an employee, officer, director or trustee of a foundation, university or other non-profit organization to which we give, directly or indirectly, through the provision of services, more than the greater of $1.0 million or 2% of the organization’s consolidated gross revenues in any fiscal year; provided, that, such restriction shall not apply if three years have passed since such charitable contributions by us fell below the threshold; and (vii) considering all facts and circumstances that the Board determines are relevant, the director does not, directly or indirectly, have a material relationship with us.

     At its meeting held on February 14, 2007, the Board determined that each of the following non-employee directors and nominees for director satisfy the independence requirements set forth in the Categorical Standards of Director Independence and Section 303A of the NYSE corporate governance rules. Our Categorical Standards of Director Independence are available on out website at http://www.fticonsulting.com/web/about/Governance.html.

(1)	Brenda J. Bacon	(5)	Gerard E. Holthaus

(2)	Mark H. Berey	(6)	Matthew F. McHugh

(3)	Denis J. Callaghan	(7)	Gary C. Wendt

(4)	James W. Crownover

     In concluding that Brenda J. Bacon is independent, the Board considered that Ms. Bacon is president and chief executive officer of Brandywine Senior Living, a company that is owned by a private equity firm affiliated with Warburg Pincus who is one of our clients. Sales to Warburg Pincus amount to less than the greater of $1.0 million or 2% of that firm’s consolidated gross revenues during each of 2006, 2005 and 2004. In concluding that Gerard E. Holthaus is independent, the Board considered that Mr. Holthaus, president and chief executive officer of Williams Scotsman International, Inc., has advised the Board that Williams Scotsman intends to engage us to provide strategic business and financial communications consulting services. Sales to Williams Scotsman in 2007 will be less than the greater of $1.0 million or 2% of that company’s consolidated gross revenues during 2007.

     Jack B. Dunn, IV and Dennis J. Shaughnessy do not qualify as independent directors because they are executive officers of the Company. The Board has affirmatively determined that George P. Stamas, a partner with Kirkland & Ellis LLP, is not independent. Although sales to and purchases from Kirkland & Ellis amount to less than the greater of $1.0 million or 2% of that firm’s revenues during 2006, 2005 and 2004, the Board reached its conclusion based on the nature of the legal services provided by Kirkland & Ellis to the Company and anticipated future services.

     In 2006 and during the preceding three years, we have not made charitable contributions to any organization in which a director serves as an employee, officer, director or trustee, which in any single year exceeded the greater of $1.0 million or 2% of such organizations gross revenues.

INFORMATION ABOUT THE NOMINEES FOR CLASS II DIRECTOR AND THE OTHER DIRECTORS

     Each of Brenda J. Bacon, James W. Crownover, Dennis J. Shaughnessy and George P. Stamas is currently a Class II director. The Class II nominees were recommended for nomination by the Nominating and Corporate Governance Committee, and nominated by the full Board on February 14, 2007. See “Proposal 1 — Election of Four Class II Directors” and “Information About the Board of Directors and Committees — Nominating and Corporate Governance Committee - Director Nomination Process” in this Proxy Statement for additional information.

     Information about the nominees for Class II director and the other directors is set forth below:

					Other Public
		Director	Principal Occupation and	Committees	Company
Name	Age	Since	Business Experience	of FTI Board	Directorships
Nominees for Election as
Class II Directors

Brenda J. Bacon	56	2006	Since July 2004, Ms. Bacon has been President and CEO of Brandywine Living, a company she co-founded in 1996. From May 2003 to July 2004, Ms. Bacon was its President and Chief Operating Officer. From 1989 to 1993, Ms. Bacon served as Chief of Management and Planning, a cabinet-level position under New Jersey Governor James J. Florio, where she oversaw all health care and human services reform efforts and departments, and served as a senior advisor to the Governor. In addition, in 1993, Ms. Bacon spent several weeks in Washington on loan to the Presidential Transition Team for the transition of the Department of Health and Human Services.	Nominating and Corporate Governance Committee	None

					Other Public
		Director	Principal Occupation and	Committees	Company
Name	Age	Since	Business Experience	of FTI Board	Directorships
Nominees for Election as
Class II Directors

James W. Crownover	63	2006	Mr. Crownover had a 30-year career with McKinsey & Company, Inc. when he retired in 1998. He headed McKinsey’s Southwest practice for many years, and also co-headed the firm’s worldwide energy practice. In addition, he served as a member of McKinsey’s Board of Directors. Mr. Crownover also is Chairman of Rice University’s Board of Trustees.	Audit Committee Nominating and Corporate Governance Committee

Chemtura Corporation –Director and a member of the Organization, Compensation and Governance and Safety, Health and Environment Committees

Weingarten Realty Investors (a REIT) - Director and member of Audit (Chair) and Governance Committees

Allied Waste Industries, Inc. – Director and a member of its Governance (Chair) and Audit Committees

Dennis J. Shaughnessy	59	1992	Since October 2004, Mr. Shaughnessy has been our executive Chairman of the Board. From 1989 to October 2004, Mr. Shaughnessy was a General Partner of Grotech Capital Group, Inc., a private equity firm. He continues to be a non-voting special general partner of certain partnerships affiliated with Grotech Capital Group. Prior to becoming a General Partner of Grotech Capital Group in 1989, Mr. Shaughnessy was the Chief Executive Officer of CRI International, Inc.	None	TESSCO Technologies, Inc. - Director and a member of the Compensation and Nominating Committees

					Other Public
		Director	Principal Occupation and	Committees	Company
Name	Age	Since	Business Experience	of FTI Board	Directorships
Nominees for Election as
Class II Directors

George P. Stamas	55	1992	Since 2002, Mr. Stamas has been a Partner of the international law firm of Kirkland & Ellis LLP. He is also a Venture Partner of New Enterprise Associates, a venture capital firm. From 1999 to January 2002, Mr. Stamas was Vice Chairman of the Board of Directors of Deutsche Bank Securities Inc. He is a limited partner of the Baltimore Orioles L.P., the Washington Capitals and the Washington Wizards.	None	NexCen Brands, Inc. - Director

Class I Directors

Denis J. Callaghan	64	2000	Mr. Callaghan retired from Deutsche Bank Securities Inc. in February 2000, where he was the Director of North American Equity Research. Prior to becoming Director of Equity Research in 1992, Mr. Callaghan was responsible for the Insurance and Financial Services Research Groups of Alex. Brown & Sons Incorporated.	Compensation Committee Nominating and Corporate Governance Committee	None

Matthew F. McHugh	68	2005	Congressman McHugh, after retiring from Congress, was a senior advisor at The World Bank, acting as senior counselor to the President from May 1993 to June 2005, as an employee until December 2000, and beginning in December 2000 as a consultant. From 1975 to 1992, Congressman McHugh was a U.S. Representative in Congress for the 27th and 28th congressional Districts of New York. He was also a member of the House Appropriations Committee and House Permanent Select Committee on Intelligence from 1985 to 1990. In 1991, he was appointed Acting Chairman of the Committee on Standards of Official Conduct.	Compensation Committee Nominating and Corporate Governance Committee (Chair)	None

					Other Public
		Director	Principal Occupation and	Committees	Company
Name	Age	Since	Business Experience	of FTI Board	Directorships
Class I Directors

Gary C. Wendt	64	2006	Mr. Wendt was the Chairman and Chief Executive Officer of GE Capital Services from June 1985 to January 1999. In 1999, Mr. Wendt founded two businesses in India, EXL, a back-office service company that was subsequently sold to a private equity advisor, and GW Capital Advisors, which subsequently became India Value Funds Advisors. From June 2000 to September 2002, Mr. Wendt served as President and Chief Executive Officer of Conseco, Inc. (“Conseco”). During his term as an officer of Conseco, Conseco filed for Chapter 11 bankruptcy protection. From March 2001 to present, Mr. Wendt has been Chairman of India Value Fund Advisors, a private equity fund manager in India.	Audit Committee Compensation Committee (Chair)	Covansys Corporation – Director and member of the Compensation (Chair) and Nominating and Corporate Governance Committees

Class III Directors

Mark H. Berey	55	2004	Mr. Berey has been Executive Vice President and Chief Financial Officer and a director of Avendra, LLC a procurement company serving the hospitality industry in North America and the Caribbean since its formation in 2001. From 2000 to 2001, he was Executive Vice President and Chief Financial Officer of Discovery.com. Prior to mid-2000, he was the Senior Vice President and Chief Financial Officer for Giant Food, Inc.	Audit Committee Nominating and Corporate Governance Committee	None

					Other Public
		Director	Principal Occupation and	Committees	Company
Name	Age	Since	Business Experience	of FTI Board	Directorships
Class III Directors

Jack B. Dunn, IV	55	1992	Jack B. Dunn, IV has served as our Chief Executive Officer since October 1995 and as a director since 1992. In May 2004, he assumed the position of President, a position he also held from October 1995 to December 1998. He also served as our Chairman of the Board from December 1998 to October 2004. From May 1994 to October 1995, he served as our Chief Operating Officer. Prior to joining us, he was a member of the Board of Directors and a Managing Director of Legg Mason Wood Walker, Incorporated and directed its Baltimore corporate finance and investment banking activities. Mr. Dunn is a limited partner of the Baltimore Orioles L.P.	None

Pepco Holdings, Inc. - Director and a member of its Corporate Governance/ Nominating and Compensation Committees

NexCen Brands, Inc. – Director and member of its Nominating (Chair), Corporate Governance and Compensation Committees

Gerard E. Holthaus	57	2004	Since April 1997, Mr. Holthaus has been President and Chief Executive Officer of Williams Scotsman International, Inc., the largest provider of mobile office space and modular buildings in North America. From October 1995 to April 1997, he was its President and Chief Operating Officer. Prior to October 1995, he was its Executive Vice President and Chief Financial Officer. He is a Certified Public Accountant.	Audit Committee (Chair) Compensation Committee	Williams Scotsman International, Inc. - Chairman of the Board and a Director

DIRECTOR ATTENDANCE AT MEETINGS

Director Attendance at Board and Committee Meetings

     Our policy is that each director should attend all meetings of the Board and each Committee on which he or she serves, unless excused by the Board for reasons of serious illness or extreme hardship. During 2006, the Board held five regular and eight special meetings for a total of 13 meetings, the Audit Committee held four regular and seven special meetings for a total of 11 meetings, the Nominating and Corporate Governance Committee held five regular and four special meetings for a total of nine meetings, and the Compensation Committee held five regular and 13 special meetings for a total of 18 meetings. Each joint meeting of the Board and any Committee has been counted as a separate meeting of the Board and the applicable Committee(s) for purposes of presenting this information.

     Board and Committee memberships changed during 2006, so certain directors did not serve on the Board or on a Committee for a full year. During 2006, each director attended at least 75% of the regular and special meetings of the Board and each Committee held during the time period he and she served on the Board and such Committee, except Mr. Crownover did not attend the Board meeting on October 25, 2006 at which he was appointed to the Board, however, he did attend the last meeting of 2006 held on December 11, 2006.

Director Attendance at Other Meetings

     Non-management directors met in sessions without management four times during 2006. Each of the non-management directors at the applicable time attended all of the closed sessions without management, except that Mr. Crownover did not attend the session held following the October 25, 2006 meeting at which he was appointed to the Board. Independent directors met twice in 2006. Every independent director at the applicable time attended those meetings. All continuing directors attended our 2006 annual meeting of stockholders, except Mr. Callaghan who was not able to attend for medical reasons.

COMMITTEES OF THE BOARD

Committees

     During 2006, our Board of Directors had three standing committees: Audit, Compensation and Nominating and Corporate Governance. The responsibilities and functions of the Audit, Compensation and Nominating and Corporate Governance Committees are described in their respective Charters, which are available on our website at http://www.fticonsulting.com/web/about/Governance.html.

     In addition to the standing Committees, during 2006, the Board convened a special pricing committee, composed of Denis Callahan, Jack Dunn, Gerard Holthaus and Dennis Shaughnessy, to approve and establish the price, interest rate and other financial terms of our private offering of senior notes due 2016 in reliance on Rule 144A and Regulation S promulgated under the Securities Act of 1933. The pricing committee met once in 2006.

     The members of each Committee during 2006 who are currently directors of FTI, a description of the primary functions of each Committee, and the total number of regular and special meetings held by each Committee in 2006, are described below.

Audit Committee

     The Audit Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to our Categorical Standards of Director Independence and rules of the NYSE. The Board has determined that all the members of the Audit Committee are financially literate pursuant to the rules of the NYSE. The Board has determined that Gerard Holthaus, Chair of the Audit Committee, is the Audit Committee Financial Expert within the meaning stipulated by the SEC. The Board has adopted the Charter of the Audit Committee last amended and restated as of December 11, 2006, which has been recommended by the Audit Committee and Nominating and Corporate Governance Committee. The Charter of the Audit Committee is reviewed annually, and more frequently as necessary, to address any new, or changes to, rules relating to audit committees. The Audit Committee recommends changes to its Charter to the Nominating and Corporate Governance Committee and the Board for approval. A copy of the Charter of the Audit Committee has been filed by incorporation by reference as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 13, 2007. A copy of the Charter of the Audit Committee is also attached to this Proxy Statement as Appendix A.

Total Number of
Regular and Special
Name of Committee		Committee Meetings
and Members	Functions of the Committee	Held in 2006
Audit Committee: Gerard E. Holthaus [1] Mark H. Berey Denis J. Callaghan [2] James W. Crownover [3] Gary C. Wendt [3]
  Selects, appoints, oversees and approves fees of, our independent registered public accounting firm.
  Reviews and discusses the scope of the annual audit and our independent registered public accounting firm’s written communications to the Audit Committee and management.
  Oversees our financial reporting activities, including the annual audit and accounting standards and principles followed by FTI.
  Approves audit and non-audit services by our independent registered public accounting firm and approves and authorizes payment of applicable fees.
  Reviews and discusses our periodic reports filed with the SEC.
  Reviews and discusses our earnings press releases and communications with financial analysts and investors.
  Reviews and oversees our internal audit activities as well as financial, disclosure and internal controls.
  Oversees and monitors our Whistleblower Policy and related reports.
  Oversees and reviews employee conduct relating to compliance with our Policies on Ethics and Business Conduct and Conflicts of Interest and Policy Statement on Inside Information and Insider Trading.
  Approves related party transactions.
  Performs an annual self-evaluation of the Committee.
  Reviews its Charter and recommends changes.
  Prepares and issues the Report of the Audit Committee in this Proxy Statement.

11
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1	Gerard E. Holthaus has served as Chair of the Audit Committee since May 18, 2005.

2	Denis J. Callaghan was a member of the Audit Committee through December 11, 2006.

3	James W. Crownover and Gary C. Wendt were appointed to the Audit Committee on October 25, 2006.

Compensation Committee

     The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to our Categorical Standards of Director Independence and rules of the NYSE. All of the members of the Compensation Committee qualify as “non-employee” directors under Rule 16b-3 under the Securities Exchange Act of 1934 and as “outside directors” under Section 162(m) of the Internal Revenue Code and qualify to serve on the Compensation Committee of the Board. The Compensation Committee operates under a written Charter, last amended and restated as of December 11, 2006, which has been recommended by the Nominating and Corporate Governance Committee, approved by the Board of Directors and adopted by the Compensation Committee. The Charter of the Compensation Committee is reviewed annually, and more frequently as necessary, to address any new, or changes to, rules relating to compensation committees. The Compensation Committee recommends changes to its Charter to the Nominating and Corporate Governance Committee and the Board for approval. A copy of the amended and restated Charter of the Compensation Committee has been filed by incorporation by reference as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 13, 2007. A copy of the Charter of the Compensation Committee is also attached to this Proxy Statement as Appendix B.

     Our chief executive officer and executive chairman of the board attend substantially all regularly scheduled Compensation Committee meetings but do not attend executive sessions and specially scheduled meetings of the Compensation Committee to which they have not been invited. Other officers and employees of the Company may be invited to attend all or a portion of a Compensation Committee meeting depending on the nature of the agenda items. None of our named executive officers and other non-members of the Compensation Committee vote on matters before the Compensation Committee; however, the Compensation Committee and Board of Directors solicit recommendations from the chief executive officer and executive chairman of the board on compensation matters, including as they relate to their own compensation and the compensation of our officers, including our named executive officers. The Compensation Committee also works with our management, including our executive vice president – chief legal and risk officer, our senior vice president – general counsel and our corporate secretary, to set the agenda for each meeting and prepare the meeting materials. Our corporate secretary acts as secretary of the Compensation Committee meetings, other than the closed executive sessions and special meetings to which she is not invited. Actions taken in closed or special session are reported by the Chair of the Compensation Committee to our corporate secretary who records them in the minutes.

     The chief executive officer and executive chairman of the board perform an individual self-assessment at the beginning of each year. The Compensation Committee has delegated to the Presiding Director of the Board the responsibility of administering that self-assessment process, reviewing the self-assessments and holding discussions with those executives. The Presiding Director reports the results of the self-assessments to the Chairs of the Compensation Committee and Nominating and Corporate Governance Committee. The Chairs of the Compensation and/or Nominating and Corporate Governance Committee may hold individual discussions with the executives. The results are then reported back to the Compensation Committee who considers those results when making compensation decisions. The chief executive officer and executive chairman of the board will make recommendations to the Compensation Committee regarding their own compensation, but will not be present when final compensation decisions are made. Each executive, however, may be given the opportunity to meet with the full Compensation Committee. The Compensation Committee followed the above performance evaluation procedure for 2006, except that neither the Compensation Committee nor the Nominating and Corporate Governance Committee separately met with the chief executive officer and executive chairman of the Board.

     The executive chairman of the board and the chief executive officer (with the assistance of our executive vice president – chief legal and risk officer, who is also the head of our human resources function) annually (or more often) evaluate the performance of our chief financial officer and other executive officers against long and short term performance expectations of those executives. The chief executive officer and executive chairman of the board report the results of their performance reviews to the Compensation Committee. The chief executive officer and the executive chairman of the board participate in the Committee’s compensation setting process for the chief financial officer, other named executive officers and other officers, including, recommending the amounts and forms of cash and equity, long and short-term and at-risk compensation that will be paid to them and other related payment terms. The chief executive officer and executive chairman of the board were present at meetings in 2006 where compensation decisions relating to the chief financial officer and other officers, including other named executive officers, were made. The Compensation Committee did not individually meet with the other named executive officers in 2006.

     The chief financial officer may participate in the Compensation Committee’s compensation-setting process in connection with the establishment of financially-driven performance goals. We assist the Compensation Committee by providing information such as financial results, short-term and long-term business and financial plans and strategic objectives and our views on current compensation programs and levels; and by recommending individual performance measures and/or target award levels. For the 2006 plan year, the performance based goals under our Incentive Compensation Plan were year-end earnings per share (before the accounting for stock option expense in accordance with FAS Statement 123(R)) targets.

     In addition, the Compensation Committee oversees our 401(k) and health, life and welfare benefit plans and administers our equity compensation plans. Our executive vice president – chief legal and risk officer, in his capacity as head of our human resources function, works closely with the Compensation Committee on such compensation and benefit plan matters.

     In the past the Compensation Committee has selectively engaged outside compensation consultants. In 2006, the Company, on behalf of the Compensation Committee, engaged Mercer Human Resources Consulting, an outside compensation consulting firm, to assess the competitiveness of our named executive officer compensation. See “Executive Officers and Compensation – Compensation Discussion and Analysis – Outside Experts.”

Total Number of
Regular and Special
Name of Committee		Committee Meetings
and Members	Functions of the Committee	Held in 2006
Compensation Committee: Gary C. Wendt, Chair [1] Mark H. Berey [2] Denis J. Callaghan Gerard E. Holthaus[3] Matthew F. McHugh
  Reviews and recommends compensation of chief executive officer and executive chairman of the board.
  Reviews and recommends compensation of other executive officers.
  Administers our equity based compensation plans.
  Establishes performance criteria and oversees our executive officer incentive compensation plan.
  Approves awards of stock options and other forms of equity-based compensation under our long-term incentive plans.
  Reviews and recommends non-employee director compensation.
  Reviews and approves employment, consulting and other contracts or arrangements with present and former executive officers.
  Performs annual performance evaluations of our chief executive officer and chairman of the board in conjunction with the Presiding Director and Nominating and Corporate Governance Committee.
  Advises the Board on our other compensation programs.
  Performs an annual self-evaluation of the Committee.
  Reviews its Charter and recommends changes.
  Prepares and issues the Compensation Committee Report in this Proxy Statement.

18
____________________

1	Gary C. Wendt was appointed to the Compensation Committee on June 6, 2006 and as Chair on December 11, 2006 after the conclusion of all meetings held in 2006.

2	Mark H. Berey served as a member and Chair of the Compensation Committee from October 27, 2004 through December 11, 2006.

3	Gerard H. Holthaus was appointed as a member of the Compensation Committee on June 6, 2006.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the board and compensation committee of any other company that has an executive officer serving as a member of our Board of Directors and Compensation Committee.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee consists of only non-employee directors, who qualify as independent directors under our Categorical Standards of Director Independence and the independence standards established under Section 303A, as amended, of the NYSE corporate governance rules. The Board has affirmatively concluded that none of the members of the Nominating and Corporate Governance Committee has material relationships or conflicts of interest with FTI and has not identified any other disqualifying factors. In reaching its conclusion that Brenda J. Bacon is independent, the Board considered that Ms. Bacon is president and chief executive officer of Brandywine Senior Living, a company that is owned by a private equity firm affiliated with Warburg Pincus who is one of our clients. Sales to Warburg Pincus amount to less than the greater of $1.0 million or 2% of that firm’s consolidated gross revenues during each of 2006, 2005 and 2004.

     The Nominating and Corporate Governance Committee operates under a written Charter, last amended and restated as of September 17, 2004, which has been approved by the Board and adopted by that Committee. A copy of the Charter of the Nominating and Corporate Governance Committee is available on our website at http://www.fticonsulting.com/web/about/Governance.html. The Charter of the Nominating and Corporate Governance Committee is reviewed annually, and more frequently as necessary, to address any new, or changes to, rules relating to nominating and governance committees. The Nominating and Corporate Governance Committee recommends changes to its Charter to the Board for approval. A copy of the Charter of the Nominating and Corporate Governance Committee has been filed by incorporation by reference as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 13, 2007. A copy of the Charter of the Nominating and Corporate Governance Committee is also attached to this Proxy Statement as Appendix C.

Total Number of
Regular and Special
Name of Committee		Committee Meetings
and Members	Functions of the Committee	Held in 2006
Nominating and Corporate Governance Committee: Matthew F. McHugh, Chair [1] Denis J. Callaghan [2] Brenda J. Bacon [3] Mark H. Berey James W. Crownover [4] Gerard E. Holthaus [5] George P. Stamas [6]
  Identifies, qualifies and recommends the slate of director nominees for election to our Board.
  Identifies, qualifies and recommends the slate of nominees for appointment to the Committees and as Chairs of the Committees.
  Identifies, qualifies and recommends candidates to fill vacancies occurring between annual stockholder meetings.
  Monitors compliance with, reviews and recommends changes to, our Corporate Governance Guidelines and the Committee Charters.
  Reviews and recommends changes to our other policies and practices relating to corporate governance and responsibility.
  Monitors, reviews and responds to stockholder communications with non-management directors.
  Oversees the process for director education.
  Oversees the process for Board and Committee annual self-evaluations.
  Oversees the process for chief executive officer and chairman of the board evaluations in conjunction with the Presiding Director and Compensation Committee.
  Responsible for the process relating to succession planning for the chief executive officer, chairman of the board and other executive officer positions.
  Performs an annual self-evaluation of the Committee.
9
____________________

1	Matthew F. McHugh was appointed interim Chair of the Nominating and Corporate Governance Committee as of May 18, 2006 and Chair as of December 11, 2006 after the conclusion of all meetings in 2006.

2	Denis J. Callaghan served as Chair of the Nominating and Corporate Governance Committee and Presiding Director from May 19, 2004 to May 18, 2006.

3	Brenda J. Bacon was appointed as a member of the Nominating and Corporate Governance Committee on December 11, 2006 after the conclusion of all meetings in 2006.

4	James W. Crownover was appointed as a member of the Nominating and Corporate Governance Committee on October 25, 2006.

5	Gerard H. Holthaus was a member of the Nominating and Corporate Governance Committee until June 6, 2006.

6	George P. Stamas was appointed as a member of the Nominating and Corporate Governance Committee on June 6, 2006 and resigned as a member on July 31, 2006 upon the Board affirmatively finding that he was no longer an independent director. No meetings of the Nominating and Corporate Governance Committee were held while Mr. Stamas was a member.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE - DIRECTOR NOMINATION PROCESS

Identification and Nomination of New Candidates to the Board in 2006

     In February 2006, the Nominating and Corporate Governance Committee engaged an independent director search firm, Directorship Search Group, to assist the Committee in identifying and recruiting one or more potential candidates for membership on our Board. In April 2006, the director search firm introduced the Committee to Gary C. Wendt, whom the Committee qualified as a candidate to the Board on April 25, 2006. The other directors, including management directors, and other members of management of FTI also had the opportunity to meet with or speak to Mr. Wendt. The Nominating and Corporate Governance Committee qualified Mr. Wendt as a candidate to the Board based on many factors. Mr. Wendt qualifies as independent, meeting our Categorical Standards of Director Independence and the independence standards promulgated by the NYSE. Other qualifications that the Nominating and Corporate Governance Committee and the Board considered were his experience with the types of services offered by FTI, including his interim management and restructuring expertise and reputation as a leading turn around expert, his accomplishments as the former Chairman and Chief Executive Officer of GE Capital Services, which he was widely credited with transforming into a global financial services giant, his experience as the former Chief Executive Officer at Conseco, Inc., a public company, his experience building global businesses, his world-wide reputation, and his willingness to devote the time to and serve on the Board and its Committees. Mr. Wendt was nominated by the Board and elected by our stockholders as a Class I director at our Annual Meeting held on June 6, 2006. On June 6, 2006, Mr. Wendt was appointed to the Compensation Committee, on October 25, 2006, he was appointed to the Audit Committee, and on December 11, 2006, he was appointed Chair of the Compensation Committee.

     In the third quarter of 2006, Directorship Search Group introduced the Committee to James W. Crownover whom the Committee qualified as a candidate to the Board on October 24, 2006. The other directors, including management directors, and other members of our management also had the opportunity to meet with or speak to Mr. Crownover. The Nominating and Corporate Governance Committee considered many factors, including Mr. Crownover’s independence. Mr. Crownover meets our Categorical Standards of Director Independence and the independence standards promulgated by the NYSE. Other qualifications that the Nominating and Corporate Governance Committee and the Board considered include Mr. Crownover’s tenure with McKinsey & Company, a global management consulting firm, his expertise in the energy sector in which we have an industry focus, his reputation and acumen, his experience as a director of other public companies and his willingness to devote the time to and serve on the Board and its Committees. On October 25, 2006, the Board, upon the recommendation of the Committee, appointed Mr. Crownover to fill a vacancy on Class II caused by Denis J. Callaghan (who was previously a Class II director) moving to Class I of the Board at the 2006 annual meeting. On October 25, 2006, Mr. Crownover was appointed as a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board. Consistent with Maryland Corporate Law, Mr. Crownover has been nominated to stand for election as a Class II director by stockholders at this meeting.

     In July 2006, the Nominating and Corporate Governance Committee expanded the mandate of Directorship Search Group to assist the Committee in identifying and recruiting another candidate for membership on our Board. In the third quarter of 2006, the Directorship Search Group introduced the Committee to Brenda J. Bacon, who was also known to our chairman of the board through his prior affiliation with Grotech Capital Group. The other directors, including management directors, and other members of management of FTI also had the opportunity to meet with or speak to Ms. Bacon. The Nominating and Corporate Governance Committee considered many factors, including Ms. Bacon’s independence. After reviewing all facts and circumstances, the Committee and the Board affirmatively concluded that Ms. Bacon has no material relationships or conflicts of interest with us and qualifies as an independent director under our Categorical Standards of Director Independence and the independence standards established under the NYSE corporate governance rules. In reaching their conclusions that Ms. Bacon is independent, the Committee and the Board considered that Ms. Bacon is president and chief executive officer of Brandywine Senior Living, a company that is owned by a private equity firm affiliated with Warburg Pincus who is one of our clients. The sales to Warburg Pincus amount to less than the greater of $1.0 million or 2% of that company’s consolidated gross revenues for each of 2006, 2005 and 2004. Other qualifications that were considered include Ms. Bacon’s experience as a chief executive officer, her expertise in the healthcare sector in which we have an industry focus, her reputation and acumen, and her willingness to devote the time to and serve on the Board and its Committees. On December 11, 2006, the Nominating and Corporate Governance Committee recommended to the Board, and the Board increased the size of the Board from nine to ten directors, and Class II from three to four directors, and appointed Ms. Bacon to fill the resulting vacancy. On December 11, 2006, Ms. Bacon was appointed as a member of the Nominating and Corporate Governance Committee of the Board. Consistent with Maryland Corporate Law, Ms. Bacon has been nominated to stand for election as a Class II director by stockholders of the Company at this meeting.

Identification and Nomination of Candidates as Class II Directors for Election at 2007 Annual Meeting of Stockholders

     Each year the Nominating and Corporate Governance Committee reviews our Categorical Standards of Director Independence and applicable NYSE and SEC governance rules, and works with the Board to develop the education, credentials and characteristics required of Board and Committee nominees in light of current Board and Committee composition, our business, operations and long and short term plans, applicable legal and listing requirements, and other factors they consider relevant. The Nominating and Corporate Governance Committee evaluates existing directors for reelection each year as if they were new candidates. The Committee may identify other candidates, if necessary, through recommendations from our directors, management, employees, the stockholder nomination process, or outside consultants. The Nominating and Corporate Governance Committee will review candidates in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee is authorized, in its sole discretion, to engage outside search firms and consultants to assist with the process of identifying and qualifying candidates, and has sole authority to negotiate the fees and terms of such retention.

     In addition to the Categorical Standards of Director Independence and applicable NYSE and SEC independence standards, the Committee considers other factors, as it determines to be appropriate, in evaluating candidates for nominees as directors. Some of the other factors considered by the Committee include:

(1)	demonstrated strength of character and integrity, credibility and sound judgment;

(2)	managerial experience in a relatively complex organization or experience dealing with complex problems;

(3)	sufficient time to devote to the affairs of FTI;

(4)	public company board or equivalent experience, as well as the number of boards of other public companies on which such candidate sits, which may not exceed three;

(5)	the extent to which the candidate would fill a present need on the Board; and

(6)	any other factors related to the ability and willingness of a candidate to serve, or an existing member of the Board to continue his or her service.

     Mr. Crownover and Ms. Bacon were qualified and appointed by the Board as directors in the fourth quarter of 2006 to fill vacancies on the Board. Dennis J. Shaughnessy and George P. Stamas have been directors since 1992. On February 14, 2007, the Nominating and Corporate Governance Committee resolved to recommend to the Board and the Board nominated Ms. Bacon and Messrs. Crownover, Shaughnessy and Stamas as Class II directors to stand for election by our stockholders at this meeting.

COMPENSATION OF NON-EMPLOYEE DIRECTORS AND STOCK OWNERSHIP GUIDELINES

General

     Employee directors do not receive any separate compensation for their Board activities. Non-employee directors receive the compensation described below.

     We reimburse our non-employee directors for their out-of-pocket expenses incurred in the performance of their duties as our directors (including expenses related to spouses when spouses are invited to attend Board events), and non-employee directors may travel on the corporate aircraft to Board events. We do not pay fees for attendance at Board and Committee meetings.

     In 2005, the Board, upon the recommendation of the Compensation Committee, instituted a new non-employee director compensation program. We offer a combination of an (i) annual retainer, which the director may elect to receive in cash, in stock options or in deferred stock units and (ii) an equity award granted on a three year cycle that the director may elect to receive in the form of stock options, shares of restricted stock or deferred restricted stock units. In setting director compensation, the Board and the Compensation Committee considered the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board and its Committees.

     For both types of compensation, non-employee directors will first become eligible to participate in the compensation program adopted in 2005 as follows: (i) for each new non-employee director, the date that he or she is first elected or appointed to, or otherwise becomes a non-employee director of, our Board and (ii) for incumbent non-employee directors, as of the date such director would have been eligible to receive his or her next option award under our prior non-employee director compensation arrangements. Non-employee directors first received, or will become eligible to receive, compensation under these arrangements on the following dates, and, thereafter, the retainer payment will be paid annually, and the cyclical equity payment described below will be paid on every third anniversary, provided that he or she is a director on such payment date: Brenda J. Bacon – December 11, 2006; Mark H. Berey – June 7, 2007; Denis J. Callaghan – July 24, 2006; James W. Crownover – October 25, 2006; Gerard E. Holthaus – June 7, 2007; Matthew F. McHugh – October 26, 2005; George P. Stamas – June 5, 2005; and Gary C. Wendt – June 6, 2006. The Non-Employee Director Compensation Plan does not prorate or require the director to repay the annual retainer payment if a director only serves a portion of the year or does not stand for reelection by stockholders during a year when his or her term is up.

Annual Retainer

     For the fiscal year ended December 31, 2006, directors who were eligible to receive directors’ compensation received an annual retainer of $50,000. Directors who serve as Chairs of the Compensation Committee and Nominating and Corporate Governance Committee receive an additional $5,000 and the Chair of the Audit Committee receives an additional $10,000.

     At a director’s election, the annual retainer may be paid in the form of cash or a stock option to purchase a number of shares of our common stock that has an equivalent aggregate value to the applicable annual retainer amount determined using the valuation method and assumptions in our latest periodic report filed with the SEC. Each stock option will have an exercise price per share equal to the closing price per share of our common stock on the NYSE (or other principal securities exchange on which our shares of common stock are then listed) on the award payment date. Annual retainer payments paid in stock options will be vested in full as of the award payment date. All such stock options will have a ten-year term. Such stock options will be awarded pursuant to our 2004 Long-term Incentive Plan, as amended (our 2004 plan), or 2006 Global Long-Term Incentive Plan, as amended (our 2006 plan), or other equity plan approved by our stockholders from time to time. Rather than electing to receive stock options, a director will also be permitted annually to elect to defer his or her annual retainer payment. See “– Non-Employee Director Deferred Compensation.”

Three-Year Cyclical Equity Award

     In addition to the annual retainer, equity compensation will be awarded to a non-employee director on the three year cycle described below. The director will elect the form of equity this award will take. A director may elect to receive a stock option exercisable for 75,000 shares of common stock at an exercise price equal to the closing price per share of our common stock on the NYSE (or other principal securities exchange on which our shares of common stock are then listed) on the award payment date. Each cyclical stock option will have a term of ten years. Alternatively, the director may elect to receive 37,500 shares of restricted stock. Cyclical stock option and restricted stock awards will vest one-twelfth on each three month anniversary, beginning with the first three month period after the award payment date. Directors will be entitled to vote and receive dividends with respect to shares of restricted stock. Cyclical stock options and restricted stock will be awarded pursuant to our 2004 plan, 2006 plan or other equity plan approved by our stockholders from time to time. Rather than electing to receive stock options or restricted stock, each director will also be permitted to elect to defer his or her three year cyclical equity award. See “– Non-Employee Director Deferred Compensation.”

Non-Employee Director Deferred Compensation

     Non-employee directors may elect to defer all or a portion of their annual retainer and cyclical equity award. Deferred annual retainers will be designated as a number of stock units determined by dividing (i) the applicable annual retainer payment, by (ii) the closing price per share of our common stock as reported by the NYSE (or such other principal securities exchange on which our common stock is then listed) for the applicable annual retainer payment date. All stock units will be (i) immediately vested, (ii) non-transferable, and (iii) settled in shares of common stock upon the non-employee director’s death, permanent disability or other departure from the Board or upon a change in control.

     Deferred cyclical equity awards will be designated as 37,500 restricted stock units. Restricted stock units granted will be (i) subject to vesting at the rate of one-twelfth on each three month anniversary, beginning with the first three month period after the award date, (ii) nontransferable, and (iii) settled in shares of common stock, to the extent vested, upon the non-employee director’s death, permanent disability or other departure date or upon a change in control. All restricted stock units that have not vested as of the non-employee director’s death, permanent disability or other departure from the Board or upon a change in control will be forfeited for no consideration upon such event.

     Directors will have no voting or other rights as a stockholder until shares of our common stock are issued to the holder upon settlement. If stock units or restricted stock units are chosen, dividend equivalents will be credited in the form of additional stock units or restricted stock units, should the Board declare and pay dividends on our common stock. Stock units or restricted stock units are awarded pursuant to the FTI Consulting, Inc. Deferred Compensation Plan for Key Employees and Non-Employee Directors.

Director Summary Compensation Table

     The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2006:

	Fees Earned or	Stock	Option	All Other
	Paid in Cash	Awards	Awards	Compensation	Total
Name of Non-Employee Director	($)(1)	($)(2)	($)(3)	($)(4)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Current Directors:
Brenda J. Bacon	—	18,882	49,992	—	68,874
Mark H. Berey(5)	—	—	310,203	—	310,203
Denis J. Callaghan	—	—	391,655	—	391,655
James W. Crownover	50,000	60,673	—	—	110,673
Gerard E. Holthaus(5)	—	—	310,203	—	310,203
Matthew F. McHugh	55,000	330,250	—	—	385,250
George P. Stamas	—	—	258,425	—	258,425
Gary C. Wendt	50,000	184,856	—	—	234,856

Former Directors:
James A. Flick, Jr.(6)	—	50,000	208,383 (7)	50,000 (8)	308,383
Peter F. O’Malley(9)	—	—	258,425 (7)	50,000 (8)	308,425

____________________

(1)

Includes additional retainer fees paid to Chairs of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee in the amounts of $10,000, $5,000 and $5,000, respectively.

(2)	Reflects the aggregate compensation costs recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS Statement 123(R) and may include amounts from awards granted in and prior to 2006. Assumptions used in the calculations of these amounts are included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Events Affecting our Operations” and “Note 1 – Description of Business and Significant Accounting Policies – Share-Based Compensation Expense” and “Note 2 – Share-Based Compensation” to the Consolidated Financial Statements of the Company in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. The grant date fair value of stock awards granted to each non-employee director in 2006 was: Brenda J. Bacon - $1,019,625; Mark H. Berey - 0; Denis J. Callaghan - 0; James W. Crownover - $999,750; Gerard E. Holthaus - 0; Matthew F. McHugh - 0; George P. Stamas - 0 and Gary C. Wendt – $973,875, in each case based on the closing price per share of our common stock as reported by the New York Stock Exchange for the applicable grant date. As of December 31, 2006, each director has the following aggregate number of restricted stock, stock unit and restricted stock unit awards: Brenda J. Bacon – 37,500; Mark H. Berey - 0; Denis J. Callaghan – 0; James W. Crownover – 37,500; Gerard E. Holthaus - 0; Matthew F. McHugh – 25,000; George P. Stamas - 0 and Gary C. Wendt – 37,500, pursuant to our 2004 plan, or 2006 plan, as applicable. These stock awards have been included in the Stock Ownership Table for each director.

(3)	Reflects the aggregate compensation costs recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS Statement 123(R) and may include amounts from awards granted in and prior to 2006. Assumptions used in the calculations of these amounts are included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Events Affecting our Operations” and “Note 1 – Description of Business and Significant Accounting Policies – Share-Based Compensation Expense” and “Note 2 – Share-Based Compensation” to the Consolidated Financial Statements of the Company in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. The aggregate grant date fair value of stock option awards granted to each non-employee director in 2006 was: Brenda J. Bacon - $50,000; Mark H. Berey - 0; Denis J. Callaghan - $921,477; James W. Crownover - 0; Gerard E. Holthaus - 0; Matthew F. McHugh - 0; George P. Stamas - $50,000 and Gary C. Wendt - 0. As of December 31, 2006, each director has options outstanding exercisable for the following number of shares of common stock: Brenda J. Bacon – 4,707; Mark H. Berey – 108,000; Denis J. Callaghan – 259,303; James W. Crownover - 0; Gerard E. Holthaus – 135,000; Matthew F. McHugh - 0; George P. Stamas – 214,547 and Gary C. Wendt - 0, pursuant to our 1997 Stock Option Plan, as amended (our 1997 plan), our 2004 plan or our 2006 plan as applicable. These option awards have been included in the Stock Ownership Table for each director to the extent they have vested or will vest within 60 days of March 16, 2007.

(4)	No non-employee director received perquisites or other benefits aggregating more than $10,000, except for the contributions made by the Company in honor of Messrs. Flick and O’Malley on their retirement from the Board as described in footnote (8) below.

(5)	Mark Berey and Gerard Holthaus will not begin receiving director compensation payments under the Non-Employee Director Compensation Plan approved by the Board in April 2005 until the three-year anniversary of their first appointment to the Board or June 7, 2007.

(6)	James A. Flick, Jr. was a director on the anniversary date of his first appointment to the Board and received his annual retainer payment for 2006. The grant date fair value of the stock unit award to Mr. Flick in 2006 on account of his annual retainer payment was $50,000. Mr. Flick did not stand for reelection by stockholders at the 2006 annual meeting.

(7)	As of June 6, 2006, upon Mr. Flick’s and Mr. O’Malley’s retirement from our Board in 2006, they each forfeited unvested portions of stock options awarded to them on June 5, 2005 for 50,000 shares with a grant date fair value of $1,118,000.

(8)	Upon Mr. Flick’s and Mr. O’Malley’s retirement from our Board in 2006, we pledged donations in the aggregate amount of $50,000 to each of the Living Classrooms Foundation in honor of Mr. Flick and Mount St. Mary’s College in honor of Mr. O’Malley.

(9)

Peter F. O’Malley was a director on the anniversary date of his first appointment to the Board and received his annual retainer payment for 2006. The grant date fair value of the stock option award to Mr. O’Malley in 2006 on account of his annual retainer payment was $50,000. Mr. O’Malley did not stand for reelection by stockholders at the 2006 annual meeting.

Non-Employee Director Equity Ownership Guidelines

     We have adopted equity ownership guidelines for non-employee directors. Under these guidelines, non-employee directors are encouraged to attain an investment level in our equity securities having a cumulative value as of the Equity Ownership Compliance Date (as defined below) equal to at least $100,000, which is two times the amount of the base annual retainer. Each non-employee director is encouraged to attain this investment level by the third anniversary of the date the first non-employee director equity compensation award is received by him or her (the “Equity Ownership Compliance Date”). Shares of common stock owned by the non-employee director and shares of common stock held in trust over which the non-employee director has or shares investment and/or voting power are counted towards attaining the investment level. Option holdings, whether or not vested, do not count. However, restricted stock and deferred stock units, to the extent vested, will be counted towards such director’s equity ownership.

CORPORATE GOVERNANCE

GOVERNANCE PRINCIPLES

     We have long believed that sound principles of corporate governance are required to build stockholder value. Our corporate governance materials, including Corporate Governance Guidelines, Categorical Standards of Director Independence, Policy on Ethics and Business Conduct, Policy on Conflicts of Interest, Policy Statement on Inside Information and Insider Trading, Policy on Disclosure Controls, Whistleblower Policy, and Committee Charters, can be found on our website at http://www.fticonsulting.com/web/about/Governance.html. We filed by incorporation by reference the latest amended and restated versions of our corporate governance documents and Committee Charters with the SEC on March 13, 2007 as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2006. Copies of the Charters of the Audit, Nominating and Corporate Governance and Compensation Committees are attached to this Proxy Statement as Appendices A, B and C, respectively. We filed our Policy on Ethics and Business Conduct with the SEC on September 23, 2004 as an exhibit to our Current Report on Form 8-K dated September 17, 2004.

     The Nominating and Corporate Governance Committee regularly reviews corporate governance developments and recommends modifications for adoption by the Board and the Committees, as appropriate, to enhance our corporate governance policies and practices and to comply with laws and rules of the SEC, the NYSE or other governmental or applicable regulatory authorities. We will provide printed copies of the corporate governance documents, including, without limitation, the Charters of the Committees, the Corporate Governance Guidelines and the Policy on Ethics and Business Conduct, to any person, without charge, upon request to our Corporate Secretary at FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. (410) 951-4800.

     The Board and each Committee conducted their 2006 self-evaluations. The Presiding Director compiled the data and together with the Chairman of the Board and the Chair of each Committee analyzed the information. The Board and each of the Committees discussed its own assessment, and the Board reviewed the assessments of the Board and the Committees to determine whether any revisions to existing practices or policies or new practices or policies were necessary.

PRESIDING DIRECTOR

     Our non-management directors meet in closed (executive) sessions without the presence of management periodically throughout the year. During 2006, our non-management directors met in closed (executive) session four times without management. During 2006, our independent directors met in closed (executive) session twice without management. At the Board meeting on June 6, 2006, the Corporate Governance Guidelines were amended to provide that the Presiding Director would be appointed by the independent directors. Previously, the Presiding Director was the Chair of the Nominating and Corporate Governance Committee. Gerard Holthaus was appointed as Interim Presiding Director by the independent directors at the Board meeting held on June 6, 2006 and as Presiding Director at the Board meeting held on December 11, 2006. Mr. Holthaus will continue to act as the Presiding Director until his successor has been appointed and qualifies.

CODE OF CONDUCT

     Our written Policy on Ethics and Business Conduct (the “Code of Ethics” and together with the Policy on Conflicts of Interest, the “Ethics Policy”) reflects our longstanding policies. The Ethics Policy applies to our chairman of the board, president, chief executive officer, chief financial officer, corporate controller and other financial professionals as well as our chief operating officer and other officers, directors, employees and independent contractors. We require that they avoid conflicts of interest, comply with applicable laws and other legal requirements, protect company assets, and conduct business in an honest and ethical manner, and otherwise act with integrity, in our best interest, and in accordance with the Ethics Policy. The Ethics Policy prohibits insiders from knowingly taking advantage of corporate opportunities for personal benefit, and taking unfair advantage of our business associates, competitors and employees through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other practice of unfair dealing. Our Policy Statement on Inside Information and Insider Trading prohibits insider trading and the disclosure of proprietary information. Our Code of Ethics is publicly available and can be found on our website at http://www.fticonsulting.com/web/about/Governance.html. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chairman of the board, president, chief executive officer, chief financial officer, chief operating officer or corporate controller and any of our other officers, financial professionals and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

STOCKHOLDER NOMINEES FOR DIRECTOR

     We did not receive any notices of stockholder nominees for director prior to the deadline for 2007 nominations described in our 2006 Proxy Statement. Under our By-Laws, nominations for director may be made by a stockholder who is a stockholder of record on the date of the annual meeting and who delivers notice along with the additional information and materials required by our By-Laws, including: (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors by the SEC’s proxy rules and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of our capital stock owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors by the SEC’s proxy rules. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. Under our By-Laws a stockholder must deliver notice of nominees for director to our Corporate Secretary not less than 90 days and no more than 120 days before the first anniversary date of the mailing date of the proxy for the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

     For the annual meeting of stockholders in 2008, we must receive this notice no earlier than December 13, 2007 and no later than January 12, 2008. You may obtain a copy of our By-Laws, without charge, or submit a nominee for director, by writing to our Corporate Secretary, c/o FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. (410) 951-4800. We filed a copy of our By-Laws with the SEC on November 9, 2004 as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

COMMUNICATIONS WITH NON-MANAGEMENT DIRECTORS

     Our Whistleblower Policy covers communications with the non-management directors. It is available on our website at http://www.fticonsulting.com/web/about/Governance.html. Stockholders, employees and other interested persons can communicate with an individual director, the Chair of the Audit Committee, the Presiding Director or the non-management directors as a group, using the EthicsPoint system, which allows interested persons to place confidential and anonymous reports by either telephone or the Internet, without divulging their names or other personal information. The reporting web site can be accessed from any Internet-enabled computer at www.ethicspoint.com. Telephone reports can be placed by calling toll free (866) 294-3576. EthicsPoint will send reports to designated recipients within FTI, which includes our general counsel, associate general counsel, and executive vice president and chief legal and risk officer. If interested persons do not feel comfortable using the EthicsPoint system, they may communicate with non-management directors by telephone to our General Counsel at (410) 951-4800, by mail to FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, or by e-mail to eric.miller@fticonsulting.com. The designated recipients will forward interested party communications, depending upon the subject matter, to the Chair of the Audit Committee, the Presiding Director, or other appropriate person who is responsible for ensuring that the interested persons’ concerns are investigated and appropriately addressed. The designated recipients of the reports will not filter the communications. Communications to non-management directors relating to our business will be retained for seven-years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There were 42,558,138 shares of our common stock issued and outstanding on March 16, 2007, the record date of the 2007 Annual Meeting of Stockholders. The following table shows the beneficial ownership of our common stock as of March 16, 2007, by:

  each of the named executive officers,

  each person known to own beneficially more than 5% of our outstanding common stock,

  each of our directors,

  each of our other executive officers, and

  all of our executive officers and directors as a group.

     The amounts and percentages of shares of common stock beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities with respect to which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

     Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

	Number of Shares	Percentage of Shares
Name of Beneficial Owner(1)	Beneficially Owned	Beneficially Owned (%)
Jack B. Dunn, IV(2)	646,048	1.50
Dennis J. Shaughnessy(3)	533,550	1.24
Dominic DiNapoli(4)	338,669	*
Theodore I. Pincus(5)	145,750	*
John A. MacColl(6)	48,333	*
David G. Bannister(7)	57,095	*
Charles Boryenace	—	—
Curt A. H. Jeschke, Jr.(8)	1,666	*
Brenda J. Bacon(9)	42,207	*
Mark H. Berey(10)	66,500	*
Denis J. Callaghan(11)	215,878	*
James W. Crownover(12)	9,850	*
Gerard E. Holthaus(13)	90,000	*
Matthew F. McHugh(14)	33,150	*
Eric B. Miller(15)	10,000	*
George P. Stamas(16)	186,160	*
Gary C. Wendt(17)	47,825	*
FMR Corp.	6,273,214	14.94
82 Devonshire Street
Boston, MA 02109(18)
T. Rowe Price Associates, Inc.	2,367,595	5.60
100 East Pratt Street
Baltimore, MD 21202(19)
All directors and executive officers as a group (17 persons)	2,472,681	5.58%

____________________

*	Less than 1%.

(1)	Unless otherwise specified, the address of these persons is c/o FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202.

(2)	Includes 53,106 shares of restricted stock granted on September 23, 2004, which will vest and become nonforfeitable as to one-fifth on each anniversary of such date, such that 100% of such restricted shares will be vested and nonforfeitable on September 24, 2009, of which 31,864 shares remain restricted and subject to forfeiture. Includes a performance-based award of 10,000 shares of restricted stock granted on October 24, 2006 that is subject to forfeiture until it vests, which would be as of December 31, 2009, provided that the requisite performance goals have been attained as of any fiscal year ending December 31, 2007, December 31, 2008 or December 31, 2009. Includes 488,858 shares of common stock issuable upon the exercise of stock options, 18,000 shares of common stock over which Mr. Dunn and his spouse share voting and investment power, and 450 shares of common stock over which Mr. Dunn and his son share voting and investment power.

(3)	Includes 152,517 shares of restricted stock granted on October 18, 2004, which will vest and become nonforfeitable as to one-tenth on each anniversary of such date, such that 100% of such restricted shares be will be vested and nonforfeitable on October 18, 2014, of which 122,014 shares remain restricted and subject to forfeiture. Includes a performance-based award of 50,000 shares of restricted stock granted on October 24, 2006 that is subject to forfeiture until it vests, which would be as of December 31, 2009, provided that the requisite performance goals have been attained as of any fiscal year ending December 31, 2007, December 31, 2008 or December 31, 2009. Includes 335,000 shares of our common stock issuable upon exercise of stock options, of which an option exercisable for 135,000 shares was awarded to Mr. Shaughnessy in his capacity as a non-employee director before he joined us as an executive officer.

(4)	Includes 125,000 shares of restricted stock granted on November 1, 2005, which will vest and become nonforfeitable as to one-ninth on December 31, 2006 and one-ninth on each anniversary of such date, such that 100% of such restricted shares will be vested and nonforfeitable on December 31, 2014, of which 111,112 shares remain restricted and subject to forfeiture. Includes 167,499 shares of our common stock issuable upon exercise of stock options.

(5)	Includes 141,250 shares of our common stock issuable upon exercise of stock options.

(6)	Includes 33,333 shares of our common stock issuable upon exercise of stock options. Includes 10,000 shares of restricted stock granted on January 9, 2006, which will vest and become nonforfeitable as to one-third on each anniversary of such date, such that 100% of such restricted shares will be vested and nonforfeitable on January 9, 2009, of which 6,667 shares remain restricted and subject to forfeiture.

(7)	Includes 25,000 of our common stock issuable upon exercise of options. Includes a performance-based award of 25,000 shares of restricted stock granted on October 24, 2006 that is subject to forfeiture until it vests, which would be as of December 31, 2009, provided that the requisite performance goals have been attained as of any fiscal year ending December 31, 2007, December 31, 2008 or December 31, 2009.

(8)	Includes 1,666 shares of our common stock issuable upon exercise of options.

(9)	Includes 37,500 shares of restricted stock granted on December 11, 2006, which will vest and become nonforfeitable as to one-twelfth on each three-month period beginning on the first three-month period after such date of grant, such that 100% of such restricted shares will be vested and nonforfeitable on December 11, 2009, of which 34,375 shares remain restricted and subject to forfeiture. Includes 4,707 shares of our common stock issuable upon exercise of options.

(10)	Includes 63,000 shares of our common stock issuable upon exercise of stock options.

(11)	Includes 203,053 shares of our common stock issuable upon exercise of stock options.

(12)	Includes 6,250 shares of our common stock issuable upon settlement of vested restricted stock units issued under our Deferred Compensation Plan for Key Employees and Non-Employee Directors (our Deferred Compensation Plan), of which 31,250 restricted stock units remain unvested and subject to forfeiture. Upon a termination event under the plan, Mr. Crownover will receive one share of our common stock for each vested restricted stock unit in his account.

(13)	Includes 90,000 shares of our common stock issuable upon exercise of stock options.

(14)	Includes 37,500 shares of restricted stock granted on October 26, 2005, which will vest and become nonforfeitable as to one-twelfth on each three-month period beginning on the first three-month period after such date of grant, such that 100% of such restricted shares will be vested and nonforfeitable on October 26, 2005, of which 18,750 shares remain restricted and subject to forfeiture.

(15)	Includes 10,000 shares of restricted stock granted on June 6, 2006, which will vest and become nonforfeitable as to one-third on each anniversary of such date, such that 100% of such restricted shares will be vested and nonforfeitable on June 6, 2009, of which 10,000 shares remain restricted and subject to forfeiture.

(16)	Includes 2,863 shares of our common stock over which Mr. Stamas and his spouse share voting and investment power and 183,297 shares of our common stock issuable upon exercise of stock options.

(17)	Includes 9,375 shares of our common stock issuable upon settlement of vested restricted stock units issued under our Deferred Compensation Plan, of which 28,125 restricted stock units remain unvested and subject to forfeiture. Upon a termination event under the plan, Mr. Wendt will receive one share of our common stock for each vested restricted stock unit in his account.

(18)	Based on Schedule 13G filed on February 14, 2007. The reporting person reported sole voting power with respect to 1,599,151 shares of common stock and sole dispositive power with respect to 6,273,214 shares of common stock. These securities are owned by various investment funds affiliated with FMR Corp., which have the right to direct the voting and disposition of shares of our common stock and the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of our common stock. For purposes of the reporting requirements of the Exchange Act, FMR Corp. is deemed to be a beneficial owner of such securities.

(19)	Based on Schedule 13G filed on February 13, 2007. The reporting person reported sole voting power with respect to 775,400 shares of common stock and sole dispositive power with respect to 2,367,595 shares of common stock. These securities are owned by various individual and institutional investors to which T. Rowe Price Associates Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/ or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities.

EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS

       We have set forth below information about each of our executive officers who is not also a director:

		Officer
Name	Age	Since	Position	Principal Business Experience For Past Five Years
Dominic DiNapoli	52	2004	Executive Vice President and Chief Operating Officer	Mr. DiNapoli has been an Executive Vice President and our Chief Operating Officer since February 2004. From August 2002 to February 2004, Mr. DiNapoli was a Senior Managing Director in our corporate finance/restructuring practice. From 1998 to 2002, Mr. DiNapoli was a Managing Partner of PricewaterhouseCoopers LLP’s U.S. business recovery services (BRS) practice.
David G. Bannister	51	2005	Executive Vice President— Corporate Development	Mr. Bannister joined us as Senior Vice President—Business Development in May 2005 and he assumed the position of Executive Vice President–Corporate Development in June 2006. From 1998 to 2004, Mr. Bannister was a General Partner of Grotech Capital Group. From 1983 to 1998, Mr. Bannister was employed in the investment banking division of Alex Brown & Sons Incorporated holding the position of Managing Director when he left in 1998. Mr. Bannister is a director of Landstar System, Inc., the Chairman of its Audit Committee and a member of other committees. Mr. Bannister is also a director of Allied Holding, Inc., the Chairman of its Audit Committee, and a member of other committees.
Theodore I. Pincus	64	1999	Executive Vice President and Chief Financial Officer	Mr. Pincus has been an Executive Vice President and our Chief Financial Officer since April 1999. Prior to joining us, Mr. Pincus was Executive Vice President and Chief Financial Officer of Nitinol Medical Technologies from May 1995 to March 1999. He was President of the Pincus Group, a financial consulting firm, from December 1989 to May 1995, and prior to that was a Partner at Ernst & Young LLP.

		Officer
Name	Age	Since	Position	Principal Business Experience For Past Five Years
John A. MacColl	57	2006	Executive Vice President and Chief Legal and Risk Officer

Mr. MacColl has been an Executive Vice President and our Chief Legal and Risk Officer since January 2006. From April 2004 to April 2005, Mr. MacColl was Vice Chairman of St. Paul Travelers, a position he held with its predecessor, The St. Paul Companies, Inc. from May 2002 to April 2004. From May 1999 to August 2004, he also held the position of General Counsel. Mr. MacColl joined the St. Paul Companies in 1998, following the company’s merger with USF&G Corporation, where he served as Executive Vice President of Human Resources and General Counsel. From April 2005 to January 2006, Mr. MacColl pursued personal business interests.

Eric B. Miller	47	2006	Senior Vice President and General Counsel	Mr. Miller joined us in May 2006 and was elected Senior Vice President and General Counsel in June 2006. From 1995 to May 2006, Mr. Miller was a Partner with DLA Piper.
Charles Boryenace	55	2004	Vice President and Controller and Principal Accounting Officer

Mr. Boryenace assumed the duties as our Vice President and Controller and principal accounting officer in May 2005. From November 2004 to May 2005, he was our Interim Controller and acting principal accounting officer. From May 2004 to November 2004, he was our Vice President-Financial Planning and Analysis. From February 2002 to May 2004, he was a Managing Director of our Policano & Manzo subsidiary, which we acquired in February 2002. Prior to that, Mr. Boryenace was a consultant for Policano & Manzo.

Curt A.H. Jeschke, Jr.	55	2004	Vice President— Internal Audit

Mr. Jeschke joined us as Vice President—Internal Audit in May 2004. From November 1998 through June 2003, he was Senior Vice President and Chief Financial Officer of Renaissance Aircraft LLC, a manufacturer of general aviation aircraft. He managed his family’s real estate business from July 2003 to May 2004.

     Our executive officers are appointed by the Board of Directors, and they serve at the pleasure of our Board, subject to the terms of written employment agreements that we have with some of them.

COMPENSATION DISCUSSION AND ANALYSIS

     The following discussion of named executive officer compensation contains descriptions of various employment related agreements and employee compensation plans. These descriptions are qualified in their entirety by reference to the full text or detailed descriptions of the agreements and plans that we have filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. You may request copies of the agreements and plans filed with the SEC free of charge by contacting our Corporate Secretary, at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. 410-951-4800. Exhibits and schedules to the agreements and plans will not be provided unless specifically requested.

     The following discussion also contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in these forward-looking statements. Important factors known to the Company that could cause such material differences are identified and discussed from time to time in the Company’s filings with the SEC. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure the Company makes in reports to the SEC.

Introduction

     This compensation discussion and analysis provides (1) an overview of the Compensation Committee of our Board of Directors, (2) a discussion of the participation of named executive officers in Compensation Committee matters, (3) a discussion of the Compensation Committee’s consideration of the report of our outside compensation expert and compensation peer group information in setting the 2006 compensation of our chief executive officer, executive chairman of the board, chief financial officer and other two most highly compensated executive officers, whom we refer to as our named executive officers, (4) a discussion of the background and objectives of our compensation programs for our named executive officers, (5) a discussion of all material components of the compensation of our named executive officers, and (6) a discussion of other compensation related matters that are material to our named executive officer compensation program.

Overview

     The Compensation Committee is comprised entirely of independent directors who qualify as “non-employee” directors under Rule 16b-3 under the Securities Exchange Act of 1934 and as “outside directors” under Section 162(m) of the Internal Revenue Code. The latest determination of the independence and qualifications of the Compensation Committee members was made in February 2007. See “Information About the Board of Directors and Committees – Independence of Directors” and “Information About the Board of Directors and Committees – Committees of the Board – Compensation Committee” for the factors considered to determine independence and other qualifications to sit on the Compensation Committee.

     The Compensation Committee operates in accordance with a written Charter that describes its primary duties and responsibilities, which include the establishment of compensation for our named executive officers, administration of the compensation programs for our named executive officers and other officers and professionals, and administration of our long and short term incentive, equity and other compensation plans. A copy of the Charter of the Compensation Committee is available on our website at http://www.fticonsulting.com/web/about/Governance.html. A copy of the Charter of the Compensation Committee is also attached to this Proxy as Appendix B, or you may request a copy free of charge by contacting our Corporate Secretary, at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, Telephone No. 410-951-4800.

Named Executive Officer Participation in Compensation Committee Matters

     Our chief executive officer and executive chairman of the board attend substantially all regularly scheduled Compensation Committee meetings but do not attend executive sessions and specially scheduled meetings of the Compensation Committee to which they have not been invited. Other named executive officers attend Compensation Committee meetings, including executive sessions, at the invitation of the Compensation Committee. None of our named executive officers and other non-committee members vote on matters before the Compensation Committee. The named executive officers participate in compensation decisions for named executive officers as described in “Information About the Board of Directors and Committees – Committees of the Board – Compensation Committee” and this “Executive Officers and Compensation – Compensation Discussion & Analysis.”

Outside Experts

     The Compensation Committee has the authority under its Charter to engage the services of outside advisors, experts and others to assist it. In 2006, the Company, on behalf of the Compensation Committee, engaged Mercer Human Resources Consulting, an outside compensation consulting firm, to assess the competitiveness of our named executive officer compensation by benchmarking the 2005 executive compensation of our named executive officers to the executive compensation paid by a peer group of companies. The principal objective of the Mercer analysis was to use historical data to help assess current pay levels compared to peer companies, taking into consideration relative pay levels and company performance.

     Mercer developed a draft peer group using its traditional approach to peer development. Mercer submitted the initial peer group to the Compensation Committee identifying several considerations relating to the number of competitors in the same industry and the size of the competitors relative to the Company. Mercer then held discussions with Compensation Committee members and our chief executive officer, executive chairman of the board and other senior executives of the Company to identify other potential peer companies. Many of our competitors are non-public companies or are subsidiaries or divisions of larger companies for which public information was not available. In order to have a sufficiently large peer group, the peer group was expanded by the Compensation Committee after discussions with our chief executive officer, executive chairman of the board and other senior executives to include select investment banking entities with analogous compensation models for which public information was available. The attributes of the companies selected for the peer group include all or some of the following characteristics: (1) similar size; (2) similar industries, (3) similar market characteristics, (4) executive positions with similar complexity and scope of responsibility; (5) analogous business models, (6) similar compensation models; (7) direct competition with us for business, or (8) competition with us for professional talent. Mercer presented the revised peer group to the Compensation Committee for approval.

     The peer group approved by the Compensation Committee consisted of Jefferies Group, Inc., CRA International, Inc., Corporate Executive Board Company, Navigant Consulting, Inc., LECG Corporation and Piper Jaffray Companies Inc. Mercer reviewed the cash and long-term incentive compensation (including stock options and stock-based awards) paid to the chief executive officer, chief financial officer and three other most highly compensated officers of the companies in the compensation peer group based on publicly available information.

     Mercer analyzed our financial performance based on revenues, total assets and enterprise value relative to the companies in the compensation peer group to assess the relationship between executive compensation and company performance. Mercer compared 2005 revenues and total stockholder returns of the companies in the compensation peer group to develop our relative position. Mercer ranked FTI fourth in revenues for 2005 as compared to the compensation peer group.

     Mercer prepared a one-year compensation analysis. For purposes of the compensation analysis, at the direction of the Compensation Committee, Mercer considered our chief executive officer and chairman of the board to be co-chief executive officers. Mercer compared the 2005 compensation of our chief executive officer and executive chairman of the board to the chief executive officers of the companies in the compensation peer group. For 2005, our chief operating officer, chief risk management officer and chief financial officer were our other three most highly compensated executive officers, in that order. These named executive officers were benchmarked against the named executive officers of the companies in the compensation peer group based on comparable pay rank as opposed to function.

     The Compensation Committee recognized that we compete with companies that aggressively recruit for the best qualified talent in particularly critical functions. The Compensation Committee determined that to retain our named executive officers and attract the best talent it is in our best interests to set compensation sufficiently high to attract and retain a strong and motivated senior executive team. Among the factors that the Compensation Committee considered to set named executive officer compensation in 2006 was Mercer’s advice that:

  actual incumbent compensation levels should reflect the individual’s relative skills, abilities, competencies, experience, contribution to our organization’s success, and criticality to the Company;

  we paid more than market base salary and less than or at market annual cash incentives in 2005; and

  we awarded lower than market long-term equity incentives in 2005.

     To assess each incumbent’s contributions to our success, the Compensation Committee considered our financial performance and revenue growth, stockholder returns, successful execution of our disciplined acquisition strategy, expansion of our service offerings, and our prospects for expanding into global markets.

Objectives of Our Compensation Program

     The primary objectives of the Compensation Committee are to design and administer a compensation program for our named executive officers to:

  motivate, attract and retain highly qualified and experienced executives;

  align the interests of our named executive officers with those of our stockholders by rewarding our named executive officers for the achievement of strategic goals that successfully drive our operations and enhance stockholder value;

  provide incentives for the creation of long-term stockholder value; and

  reward individual performance.

Design of Our Compensation Program

     The compensation program for our named executive officers is intended to reward performance by:

  maintaining base salary at a competitive market level;

  evaluating performance on both an individual and company-wide basis reflecting our progress in meeting short-term and long-term growth based on revenue, EBITDA (earnings before interest, taxes, depreciation and amortization) or earnings per share targets;

  linking short-term compensation to individual performance goals set at the beginning of the year;

  balancing short-term and long-term goals by delivering compensation through short-term and long-term incentives;

  delivering a mix of fixed and at-risk compensation;

  using equity-based awards that are linked to stockholder value; and

  delivering compensation that is at the top range of the compensation peer group.

     In designing the compensation program and in determining named executive officer compensation, we also considered the following factors:

  our size and complexity;

  our projected growth and expansion into other businesses;

  our long-term strategic goals;

  our operating and financial performance compared with targeted goals;

  our current compensation levels; and

  the competition for strong senior executives.

     Historically, the Compensation Committee and the Company have not used a formula to allocate among cash and non-cash, short and long-term, and fixed and at-risk compensation. For 2006, after considering the Mercer data that indicated that certain of our named executive officers receive lower than market long-term equity incentive grants and lower than market total compensation relative to the officers with whom they were compared in the compensation peer group, the Compensation Committee undertook to increase the equity incentive component of the total compensation of those named executive officers. The Compensation Committee determined that it would be appropriate to increase that compensation component in 2006 since such at-risk equity compensation will generally be earned or increase in value in ways that are aligned with and support stockholder interests. See “-Components of Compensation-Long-Term Incentive Compensation.”

Employment Agreements, Termination of Employment and Change in Control Arrangements

     As we discuss more fully in “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments,” we have entered into employment agreements with Messrs. Dunn, Pincus, Shaughnessy and DiNapoli. The employment agreements include annual base salary terms that provide that those salaries cannot be reduced. They also contain provisions relating to transition payments, termination and change in control events and payments, non-competition and non-solicitation requirements, and maintenance of the confidentiality of our proprietary information and trade secrets. We do not have a long-term employment agreement with Mr. MacColl, but his written offer letter contains certain terms relating to his continuing employment.

     Decisions to enter into employment agreements and the terms of those agreements were based on the facts and circumstances at the time and arm’s length negotiations with the applicable named executive officer. With respect to Messrs. Dunn and Pincus, their employment agreements date back to 2002 with several modifications over time. Prior to becoming our executive chairman of the board in October 2004, Mr. Shaughnessy had been a director of the Company since 1992. The Board believed it was good corporate governance to separate the chairman and chief executive officer roles, both of which had been held by Mr. Dunn. The terms of Mr. Shaughnessy’s employment agreement was based on arm’s length negotiations. Prior to joining us as our chief operating officer in 2004, Mr. DiNapoli was the practice leader of our corporate finance/restructuring group, where he was employed pursuant to a written contract. From February 2004 to November 2005, Mr. DiNapoli continued to be employed under the terms of that employment agreement. In November 2005, the Compensation Committee authorized entering into a new long-term employment agreement with Mr. DiNapoli reflecting his new responsibilities. The terms of the new employment agreement were negotiated at arm’s length with the expectation that Mr. DiNapoli’s compensation would not be substantially reduced below the level he earned as practice leader. Mr. MacColl joined us in January 2006 pursuant to the terms of a written offer letter. The Compensation Committee authorized the hiring of Mr. MacColl but did not pursue long term written employment arrangements at that time. Mr. MacColl’s offer letter contains certain substantive terms relating to his employment, including, rights to benefits, rights to participate in executive equity and incentive compensation plans, incorporation of the definitions of “cause” and “good reason” from the employment agreements of the other named executives, and additional rights upon termination of employment by the Company without cause or termination by the executive with good reason following or in anticipation of a change in control.

     As discussed more fully in “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments,” we provide named executive officers with payments and benefits related to certain termination of employment events, including in connection with a change in control, termination by us without cause and termination by the named executive officer with good reason. These protections limit our ability to downwardly adjust compensation, including base salaries, to relocate or to change responsibilities, without triggering the ability of the affected named executive officer to receive termination payments and benefits. These termination protection payments and benefits are viewed as an important component of the total compensation to each of our named executive officers. In our view, having these protections helps to maintain the named executive officer’s objectivity in decision-making and provides another vehicle to align the interests of our named executive officers with the interests of our stockholders.

Tax and Accounting Implications

Deductibility of Named Executive Officer Compensation

     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1.0 million paid to our chief executive officer and our four other highest-paid executive officers unless certain specific and detailed criteria are satisfied. A company can deduct compensation (including the exercise of options) above that limit if it pays the compensation under a plan that its stockholders have approved and that is performance-related and non-discretionary. The Compensation Committee considers Section 162(m) when making compensation decisions but other considerations, such as providing our named executive officers with competitive and adequate incentives to remain with and increase our business operations, financial performance and prospects, as well as rewarding extraordinary contributions, also significantly factor into the Compensation Committee’s decisions. The Compensation Committee has and expects to continue to authorize payment of compensation to named executive officers outside the limits of 162(m). In 2006, we paid total compensation to our chief executive officer, executive chairman of the board, chief operating officer and chief legal and risk officer in excess of the deductibility limits of Section 162(m).

Accounting for Stock-Based Compensation

     Beginning on January 1, 2006, we began accounting for stock-based payments, including stock option awards, in accordance with the requirements of FAS Statement 123(R).

Components of Compensation

     The key elements of named executive officer compensation are:

  base salary;

  cash incentive compensation based on the achievement of short-term performance goals set by the Compensation Committee;

  stock option and restricted stock awards generally subject to incremental vesting over a period of time (generally, three year vesting schedules);

  stock option and restricted stock awards, with vesting tied to achievement of long-term performance-goals of the Company set by the Compensation Committee;

  contractual or other incentive payment opportunities, including sign-on or retention bonuses, which may be in the form of cash and/or equity, to new officers who join us or, in some cases, officers who enter into new employment arrangements with us; and

  other benefits and perquisites.

Base Salary

     In most cases, the base salaries of the named executive officers have been set by contract and cannot be reduced. The Compensation Committee periodically reviews base salaries for our named executive officers on its own initiative and at the recommendation of the chief executive officer and/or executive chairman of the board. In reviewing base salaries, the Compensation Committee considers the named executive officer’s level of responsibility, the size and complexity of our businesses and organizational structure, changes in duties and responsibilities, our business and financial results, the relationship among base salaries paid to others within our Company, and base salaries paid by our peers to comparable executives.

     In setting base salaries for 2006, the Compensation Committee considered the terms of the named executive officer’s employment agreement, his experience, skills, performance and contributions to the Company, and the highly competitive market for comparable executives. The Compensation Committee also took into consideration the Mercer reports finding that we pay higher than market base salaries to our chief executive officer, executive chairman of the board and chief operating officer. The Mercer report also found that the total overall compensation of our chief executive officer and executive chairman of the board was below the average for the comparable officers in the compensation peer group primarily due to lower than market long-term equity incentive awards.

     In May 2006, the Compensation Committee increased the base salary of our chief executive officer from $1,000,000 to $1,250,000 retroactive to January 1, 2006 based on his performance and in consideration that he had not had a salary increase since 2003. Our executive chairman of the board joined us in October 2004 at a base salary of $1,000,000 and did not receive a base salary increase in 2006. Our chief financial officer’s employment agreement was set to terminate on November 4, 2006. In January 2006, he agreed to extend his employment term for one year to November 2, 2007 in consideration of a base annual salary increase to $650,000 from $500,000 retroactive to January 1, 2006 and certain other payments and benefits which are described in “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments.” The Compensation Committee did not increase the base salary of our chief operating officer in 2006 since his employment terms were renegotiated in November 2005 and the data compiled by Mercer indicated that his total compensation was at or exceeded the 100th percentile of the total compensation of the officers to whom he was compared in the compensation peer group. Our fourth highest compensated named executive officer joined us in 2006 as our executive vice president and chief legal and risk officer. Upon joining us his negotiated base salary was set at $400,000 based on the Compensation Committee’s analysis of his duties and responsibilities, his business acumen and experience, his unique and exceptional qualifications, the positions he has held with other public companies and his negotiations with our chief executive officer and executive chairman of the board. Effective October 24, 2006, the Compensation Committee increased his annual base salary to $600,000, after discussions with our chief executive officer and executive chairman of the board, in recognition of his assuming the management of our human resources function. See “Executive Officers and Compensation – Summary Compensation Table” for the base salaries paid to the named executive officers for 2006.

Short-Term Non-Equity Incentive or Bonus Compensation

     On June 6, 2006, our stockholders approved our amended Incentive Compensation Plan. Annual non-equity incentive compensation is intended to focus and reward individuals based on measures identified as having a positive impact on our annual business results. The plan requires that the Compensation Committee designate those executive officers who will participate in the plan for any year and establish individual performance goals and maximum dollar amounts to be paid to each plan participant if the performance goals have been achieved. In conjunction with a named executive officer’s equity incentives, annual cash incentive compensation is intended to tie a potentially large portion of such officer’s total compensation to that year’s financial performance and place it at-risk.

     The incentive compensation measures are objective measures that reflect our operating results for the year for which the performance goals are established. The Compensation Committee seeks to establish performance goals that are challenging but attainable based on our business and financial plan for the year. Those objectively determined performance goals may be based on one or more of the following criteria: earnings before interest, taxes, depreciation and amortization, or EBITDA, stock price, earnings per share, earnings per share before stock option expense, net earnings, operating or other earnings, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, and market share or strategic business criteria consisting of one or more objectives meeting specified revenue goals, market penetration goals, geographic business expansion goals, or goals relating to acquisitions or strategic partnerships.

     When establishing performance goals for a plan year, the Compensation Committee reviews and discusses our business and financial plans for that year and their key underlying assumptions, expectations under then-existing and anticipated market conditions and the opportunity to generate stockholder value. The Compensation Committee establishes a performance threshold, target and maximum for the plan year as well as individual payment maximums for the participants in the plan. For 2006, the performance goals were based on company-wide earnings per share (before stock option expense) (or EPS) and for 2007 are based on company-wide earnings per share determined in accordance with generally accepted accounting principles. The Incentive Compensation Plan also permits the Compensation Committee to consider subjective criteria to reduce an award. For 2006, the Compensation Committee set subjective criteria to evaluate the performance of our chief executive officer and executive chairman of the board. For 2007, the Compensation Committee established subjective criteria, some or all of which would be applicable to all the participants in the plan.

     In the case of the named executive officers whose overall annual cash compensation may, in some instances, exceed $1,000,000, performance goals and payment maximums have been established by the Compensation Committee no later than 90 days following our fiscal year end, or by March 30 of each year, to ensure that their award payouts that are solely attributable to and dependent upon satisfaction of a performance goal will be fully deductible under the federal tax laws. Under our Incentive Compensation Plan, payments based on the prior year’s performance must be made (if earned) by no later than March 15th of each year.

     2006 Non-Equity Incentive Compensation and Cash Bonus Awards. On March 27, 2006, the Compensation Committee designated the 2006 participants in our Incentive Compensation Plan and set the performance goals and maximum award levels for each participant for the 2006 plan year. The Compensation Committee designated Messrs. Dunn, Shaughnessy, DiNapoli and Pincus as participants in the Incentive Compensation Plan for 2006. The 2006 performance goals set by the Compensation Committee were based on the achievement of year-end EPS performance goals. Earnings per share correlate to increases in enterprise and stockholder value. Earnings per share (before stock option expense) was chosen as the performance measure because the Compensation Committee determined that was the appropriate metric to measure the performance of the Company because of the non-cash nature of option expense.

     For the plan year ended December 31, 2006, the Compensation Committee set an EPS performance goal of $1.00 for our chief operating officer pursuant to his employment agreement that was entered into in November 2005, which provides for a potential annual incentive payment of $500,000 for the life of his employment agreement so long as we achieve EPS of at least $1.00. The $500,000 amount was derived so that when combined with his base annual salary it would approximate the aggregate amount he earned from salary and bonus as leader of our corporate finance/restructuring group. For all the named executive officers, the Compensation Committee set EPS performance goals ranging from $1.46 to a maximum of $1.55. The threshold EPS performance goal of $1.46 provided for cash incentive compensation payments to our chief executive officer, executive chairman of the board, chief financial officer and chief operating officer. See the “Executive Officers and Compensation-Summary Compensation Table” and “Executive Officers and Compensation-Equity Compensation Plans - Grants of Plan Based Awards for Fiscal Year Ended December 31, 2006” for a discussion of the cash incentive compensation payments that could be awarded to the participants in the Incentive Compensation Plan for the 2006 plan year.

     Individual target payments were determined by the Compensation Committee in March 2006 so that in the case of our chief executive officer and executive chairman of the board there would be an approximate one to one relationship of base salary of such executive at that time to cash incentive payment at the EPS performance goal of $1.49 per share. The Compensation Committee elected not to establish similar relationships of base salary to cash incentive compensation for our chief financial officer and chief operating officer. Based on the data compiled by Mercer, the total compensation of our chief operating officer was at or exceeded the 100th percentile of the total compensation of the officers to whom he was compared in the compensation peer group. In the case of our chief financial officer, the Compensation Committee increased his annual base salary in connection with the one-year extension of his employment agreement in January 2006. Our chief legal and risk officer was not designated as a participant in our Incentive Compensation Plan for 2006. He joined us in January 2006 and negotiated cash compensation that does not mirror a one to one relationship of base salary to cash incentive compensation. See “-Components of Compensation-Short-Term Non-Equity Incentive or Bonus Compensation-Other 2006 Contractual Short-Term Cash Incentive Compensation.” For 2006, the Compensation Committee also established subjective criteria applicable to the individual performance of our chief executive officer and executive chairman of the board. The subjective criteria were (i) the successful implementation of our Senior Managing Director Incentive Compensation Program and (ii) the development and communication of a succession plan. Under the Incentive Compensation Plan, the Compensation Committee may consider subjective criteria to reduce but not increase awards.

     At the time the Compensation Committee set the 2006 performance goals, we did not contemplate taking any special charges during 2006. In the third quarter of 2006, however, we determined that it was in the best interests of the Company to restructure our operations in the United Kingdom and consolidate certain non-core practices in the U.S., and to accelerate the amortization of an intangible asset relating to contract backlog acquired as part of the assets of Cambio Health Systems, LLC, which resulted in special one time charges aggregating $0.32 per share in fiscal 2006. Diluted earnings per share (before stock option expense) and including the special charges for the year ended December 31, 2006 was $1.24 per share. At its meeting held on February 13, 2007, the Compensation Committee certified that the EPS minimum performance goal of $1.00 had been met and awarded to our chief operating officer his target bonus payment of $500,000 under our Incentive Compensation Plan, which will qualify as deductible executive compensation. The Compensation Committee determined at that meeting that the 2006 EPS performance goals above $1.00 were not achieved and did not award bonus payments to the other participating named executive officers under our Incentive Compensation Plan.

     On February 13, 2007, the Compensation Committee approved special discretionary cash bonus payments to our chief executive officer, executive chairman of the board and chief financial officer in recognition of their performance and the financial results of the Company for 2006, particularly our revenue growth and the successful execution by our named executive officers of the Company’s growth strategy through the completion of five acquisitions and the global expansion of our business. The individual award amounts were established by the Compensation Committee after discussions with our chief executive officer and executive chairman of the board. See “Executive Officers and Compensation-Summary Compensation Table” for a description of the cash bonus compensation paid to our chief executive officer, executive chairman of the board, chief financial officer and chief legal and risk officer for 2006.

     Other 2006 Contractual Short-Term Cash Incentive Compensation. Mr. MacColl’s offer letter provided for a 2006 bonus opportunity of $600,000 (1.5 times his $400,000 initial base salary) upon achievement of corporate goals. The corporate goals were not specified in the letter. The maximum bonus opportunity was determined based on arm’s length negotiations with our chief executive officer and executive chairman of the board. On February 13, 2007, the Compensation Committee authorized a bonus payment of $350,000 to John MacColl after considering Mr. MacColl’s assumption of responsibility for the Company’s human resources function and his contributions in executing the Company’s strategic plan during the year and discussions with our chief executive officer and executive chairman of the board.

Long-Term Incentive Compensation

     Long-term incentives are used as a mechanism to link named executive officer compensation with increases in stockholder value. The Compensation Committee believes that the use of equity incentives aligns the interests of the named executive officers with long-term stockholder value better than cash alone. The Compensation Committee on the recommendation of named executive officers also uses equity awards upon hiring of an officer or employee to immediately link the interests of that person with our interests and those of our stockholders. See “Executive Officers and Compensation-Equity Compensation Plans – Grants of Plan Based Awards for Fiscal Year Ended December 31, 2006” for a description of all equity awards made to our named executive officers in 2006.

     Long-Term Incentive Plans. We currently have three long term equity plans in effect with shares of common stock authorized for grant to our officers, including named executive officers, employees and individual outside consultants in the discretion of the Compensation Committee as administrator of the plans. As of December 31, 2006, our 1997 Stock Option Plan, as amended (our 1997 plan), had 97,419 shares that remained available for grant, all of which were available for restricted stock awards. No grants may be awarded for stock options and common stock under our 1997 plan after March 25, 2007. Our 2004 plan, had 271,223 shares that remained available for grant, of which 73,116 shares were available for restricted stock awards. Prior to the approval of our 2006 plan, by our stockholders in June 2006, equity awards to our named executive officers were made from the 1997 plan and 2004 plan. Our 2006 plan authorized 3,500,000 shares of common stock to be used for equity awards, of which 1,100,000 shares may be used for restricted stock awards. As of December 31, 2006, 2,532,793 shares remained available for grant under our 2006 plan, of which 912,500 shares were available for restricted stock awards. In total, we currently have up to 2,804,016 authorized shares available for grant, of which up to 985,616 shares may be awarded in the form of restricted stock. The Compensation Committee as administrator may make awards of equity under the 2006 plan in the form of incentive or nonqualified stock options, stock appreciation rights, restricted and unrestricted stock awards, phantom stock, performance awards and other stock based and cash based awards.

     2006 Long-Term Equity Compensation. Since 1996, Mr. Dunn has received a quarterly grant of a performance-based stock option exercisable for 22,500 shares of common stock. The grant is automatic and made and priced the day following the publication of our quarterly and annual earnings press release. Each grant of options is made at an exercise price per share equal to 110% of the closing price per share of our common stock for the date of grant. Each option becomes fully exercisable upon an increase of 25% in the market value of a share of our common stock from the date of grant but not earlier than one year after the date of grant, and becomes exercisable eight years from the date of grant if the market value does not reach the target value. The Compensation Committee believes that these awards directly align with and keep our chief executive officer focused on long-term increases in stockholder value.

     In January 2006, the Compensation Committee made stock option and restricted stock awards to Mr. MacColl as provided in his offer letter. Mr. MacColl was awarded a stock option exercisable for 50,000 shares of common stock that vested with respect to 25,000 shares upon grant, with the balance vesting in equal annual increments over three years beginning on the first anniversary of the date of grant. The 10,000 shares of restricted stock awarded to Mr. MacColl vest in equal annual increments over three years beginning on the first anniversary of the date of grant. In June 2006, upon approval of the 2006 plan by our stockholders, the Compensation Committee awarded Mr. MacColl an additional stock option exercisable for 25,000 shares of our common stock pursuant to the terms of his offer letter with an exercise price equal to the closing price per share of our common stock for the date of grant, which vests in equal increments over three years beginning on the first anniversary of the date of grant.

     In March 2006, after reviewing the data compiled by Mercer with respect to equity compensation received by the chief executive officers of the companies in our compensation peer group, the Compensation Committee decided that the 2006 total compensation for each of our chief executive officer and executive chairman of the board should equate to an approximate value of $4,000,000, of which base salary at the time and target cash incentive compensation would comprise 50% or approximately $2,000,000. In recognition that long-term and at-risk equity incentives have comprised a lower proportion of the total compensation of our chief executive officer and executive chairman of the board than that of the officers with whom they were compared in the compensation peer group, the Compensation Committee concluded that the balance of their 2006 compensation should be at-risk in ways that are aligned with and support stockholder interests and be comprised of restricted stock and stock option awards. The Compensation Committee initially intended to award additional equity grants to our chief executive officer and chairman of the board in the third quarter of 2006. The Company, however, was in the process of executing on its acquisition strategy (which culminated in the acquisition of FD International (Holdings) Limited on October 4, 2006) and the Committee decided that it was appropriate to defer the authorization of additional equity awards to any named executive officers until the acquisition was either complete or discussions were terminated.

     On October 24, 2006, the Compensation Committee authorized equity awards to certain named executive officers. The number of shares subject to the equity grants made to certain named executive officers on October 24, 2006 was determined by the Compensation Committee after discussions with our chief executive officer and executive chairman of the board. The grant date fair values of the equity awards granted to named executive officers on October 24, 2006 were determined, in the case of stock option awards using the Black-Scholes value of $12.52 per share, and in the case of shares of restricted stock using the closing price per share of our common stock of $26.46 for that day. See “Executive Officers and Compensation-Equity Compensation Plans – Grants of Plan Based Awards for Fiscal Year Ended December 31, 2006” for a discussion of the grant date fair values of all equity awards made to our named executive officers in 2006.

     On October 24, 2006, the Compensation Committee granted to our chief executive officer (i) stock option awards exercisable for 80,000 shares of our common stock at an exercise price equal to the closing price per share of our common stock on that day, of which 60,000 will vest in three equal installments beginning on the first anniversary of the date of grant and 20,000 are subject to the satisfaction of the performance conditions set forth below and (ii)10,000 shares of restricted stock subject to the satisfaction of the performance conditions described below. When combined with our chief executive officer’s automatic quarterly market-based stock option grants, all equity grants made to him in 2006 equate to an approximate grant date fair value of $2,300,000.

     After discussions with our executive chairman of the board, the Compensation Committee agreed to make equity awards to him that are intended to reward him through the expiration date of his employment agreement in October 2009, subject to a greater portion of such equity compensation being performance-based. On October 24, 2006, the Compensation Committee awarded him (i) stock options exercisable for 200,000 shares of our common stock at an exercise price equal to the closing price per share of our common stock on that day, of which 150,000 shares will vest in three equal installments beginning on the first anniversary of the date of grant and 50,000 shares are subject to the satisfaction of the performance conditions described below and (ii) 50,000 shares of restricted stock subject to the satisfaction of the performance conditions described below. All equity grants to our executive chairman of the board in 2006 equate to a grant date fair value of approximately $3,800,000, which the Compensation Committee believes is within the parameters targeted by the Committee.

     Our chief operating officer did not receive performance-based and other equity awards in 2006 because he is the highest paid named executive officer of the Company and in November 2005, in connection with his new employment agreement, he received a stock option award for 100,000 shares of common stock subject to pro rata vesting over three years beginning on the first anniversary of the date of grant and a restricted stock award for 125,000 shares subject to vesting over nine years and two months, which the Compensation Committee believes sufficiently aligns his interests with our long-term success.

     Our chief financial officer did not receive performance-based equity awards in 2006 because his employment agreement is set to expire in November 2007 and he may not be present to contribute fully to the achievement of the associated performance goals. The Compensation Committee awarded him a stock option exercisable for 25,000 shares of common stock at an exercise price equal to the closing price per share of our common stock on the date of grant, which will vest in three equal installments beginning on the first anniversary date of the date of grant.

     Our chief legal and risk officer received a stock option exercisable for 100,000 shares of our common stock, of which 60,000 shares will vest in three equal installments beginning on the first anniversary of the date of grant and 40,000 shares are subject to the satisfaction of the performance conditions described below.

     The Compensation Committee awarded stock option awards to our chief executive officer, executive chairman of the board, chief financial officer and chief legal and risk officer, subject to three year vesting terms, in recognition of the contributions they made during 2006 to the strategic growth of the Company through the successful completion of five acquisitions and our business and financial growth during 2006.

     The performance-based equity awards to our chief executive officer, executive chairman of the board and chief legal and risk officer are subject to cliff vesting as of December 31, 2009 after final determination that the performance goals have been achieved for any fiscal year ending December 31, 2007, December 31, 2008 or December 31, 2009 based on the Company’s audited financial statements for such year. The performance goals were set by the Compensation Committee based on the then remaining three years under our five year strategic plan. In this way the named executive officers who received performance-based awards, have strong incentives to remain with the Company, are motivated to focus on our long-term strategic goals and receive compensation that directly correlates to their success in expanding and managing our business to meet those goals.

     In order for the performance-based equity awards to vest as of December 31, 2009, the following performance goals must be achieved:

Consolidated Revenues:	$1.0 billion or more

EBITDA:	$ 250.0 million or more (before stock option
expense under FAS Statement 123(R))

Revenues outside of the U.S.:	$150.0 million

Leverage Ratio: Net Debt/EBITDA:	Less than 3.0 to 1

     Employee Stock Purchase Plan. Our employee stock purchase plan (our ESPP) is designed to encourage stock ownership by our employees. All employees working more than 20 hours a week, including named executive officers, are eligible to participate in our ESPP. All employees participate on the same terms. No participant is permitted to acquire more than $25,000 worth of shares of our common stock during each calendar year. In 2006, none of the named executive officers participated in the ESPP.

Sign-On Payments

     The Compensation Committee may pay additional compensation as an incentive to induce a candidate to join us. Those incentives may be in the form of cash or equity and may include terms requiring the repayment or forfeiture of such payments if the person leaves our employment prior to a certain time. In 2006, Mr. MacColl received a signing bonus payment of $300,000 upon his joining us in January 2006 with the condition that if Mr. MacColl resigns for any reason before January 10, 2007 other than one that is considered a “good reason” under any written employment agreement with a named executive officer, he will be required to repay a pro rata portion of the bonus payment. As of January 10, 2007, his signing bonus was no longer subject to forfeiture.

Benefits and Perquisites

     Named executive officers receive a variety of benefits, including the following benefits that are available to all full-time employees:

  medical, dental, vision, prescription drug and mental health services (employee shares cost);

  pre-tax health and dependent care flexible spending accounts;

  parking and transit reimbursement accounts;

  group life insurance and AD&D coverage and supplemental life and AD&D insurance coverage (employee shares cost);

  life and AD&D coverage for spouses and dependents (employee shares cost);

  Short-Term disability insurance coverage for illnesses lasting no more than 90 days;

  long-term disability insurance coverage equal to 60% of base salary up to $300,000;

  parental leave;

  family and medical leave;

  emergency travel services;

  health advocacy services;

  travel insurance;

  401(k) matches; and

  workers’ compensation insurance.

     Additional benefits and perquisites that are provided to one or more named executive officers include:

  company supplied automobile or car allowance;

  club membership(s);

  supplemental life and AD&D insurance; and

  supplemental long-term disability insurance.

     We are parties to a Charter and Management Services Agreement with Summit Jet, LLC (or Summit), a FAA Part 135 air carrier, whereby Summit provides the crew and maintains, manages and operates our corporate leased aircraft to carry our named executive officers, non-employee directors, other personnel and guests of the Company on business travel. When not in use by the Company for business travel, Summit may charter the aircraft. In February 2006, upon the recommendation of the Compensation Committee, the Board approved an internal Corporate Aircraft Policy to govern the use and administration of the aircraft, including the personal use of the aircraft by authorized named executive officers and their family members and other invitees. Authorized named executive officers are permitted to directly charter the aircraft from Summit for personal use. The hourly charter fee per in flight travel hour for personal charters by authorized named executive officers is currently $1,800, which is less than the amount third parities would pay to charter the aircraft. During 2006, the cost per hour for an executive to personally charter the aircraft has equaled or exceeded the aggregate marginal operating cost of the aircraft. In the event that a family member or other invitee travels on the aircraft when a named executive officer is using it for a business purpose, if the person is a family member, the related officer or non-employee director is imputed taxable income relating to that person’s travel. If the invitee is a third party, we issue a Form 1099 to such invitee for the taxable income imputed to such third party. The taxable income is imputed at a rate equivalent to the Standard Industry Fare Level formula calculation (SIFL), or such other calculation as may be required under applicable rules and regulations of the Internal Revenue Service, for the named executive officer and each family member or other invitee over the age of two.

Retirement Benefits

     We do not maintain defined benefit pension plans. Retirement benefits are currently provided through our 401(k) Plan, which is the same benefit provided to all our full-time employees. Named executive officers are eligible to receive matching benefits under our 401(k) Plan up to the maximum allowed under the Internal Revenue Code.

     We provide a medical program that provides health, dental, vision and prescription benefits to our named executive officers and their spouses and dependents after termination of employment at a level substantially the same as that provided prior to termination. See “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments.”

     For a description of the perquisites received by the named executive officers in 2006, see “Executive Officers and Compensation – Summary Compensation Table.”

Total Compensation Comparisons

     The following table compares each component of a named executive officer’s compensation described in “Executive Officers and Compensation-Summary Compensation Table” as a percentage of his total compensation for the year ended December 31, 2006:

			Non-Equity
			Incentive Plan		Option	All Other
	Base Salary	Bonus	Compensation	Stock Awards	Awards	Compensation
Name and Principal Position	(% of Total)	(% of Total)	(% of Total)	(% of Total)	(% of Total)	(% or Total)
(a)	(b)	(c)(1)	(d)	(e)(3)	(f)(3)	(g)
Jack B. Dunn, IV	37.98	22.79	—	6.58	31.32	1.33
Theodore I. Pincus	55.70	29.99	—	—	11.57	2.74
Dennis J. Shaughnessy	36.40	27.30	—	13.93	20.76	1.61
Dominic DiNapoli	61.28	—	15.32(2)	9.59	12.64	1.17
John A. MacColl	23.70	36.81	—	5.17	33.43	.89
____________________

(1)	The percentages in column (c) are based on the special discretionary cash bonus payments in the amounts of $750,000 paid in 2007 to our chief executive officer and executive chairman of the board and $350,000 paid to our chief financial officer for the 2006 bonus year, which differ from the 2006 target incentive payments for such named executive officers set by the Compensation Committee pursuant to our Incentive Compensation Plan. See “-Components of Compensation–Short-Term Non-Equity Incentive or Bonus Compensation.”

(2)	The percentages in columns (e) and (f) were derived based on the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS Statement 123(R), which may include amounts from awards granted in years prior to 2006. See “Executive Officers and Compensation-Summary Compensation Table.” These amounts are different than the grant date fair values that were considered by the Compensation Committee when making equity awards in 2006. See “-Components of Compensation-Long-Term Incentive Compensation-2006 Long-Term Equity Compensation” and “Executive Officers and Compensation-Equity Compensation Plans-Grants of Plan Based Awards for Fiscal Year Ended December 31, 2006.”

(3)	The percentage in column (d) is based on the incentive compensation payment for the 2006 plan year made to Mr. DiNapoli upon achievement of the EPS performance goal of $1.00 set by the Compensation Committee on March 27, 2006. See “-Components of Compensation–Short-Term Non-Equity Incentive or Bonus Compensation.”

Timing of Equity Grants

     Equity awards to our named executive officers, other officers and employees have been awarded under our 1997 plan, 2004 plan and 2006 plan. Our plans are administered by the Compensation Committee. As administrator, the Compensation Committee has the authority, in its sole and absolute discretion, to grant awards under the plans, establish the terms of such awards, including vesting terms, prescribe grant agreements evidencing such awards, and establish programs for granting awards. The Compensation Committee has not delegated its authority to make awards or prescribe the terms (including vesting terms) to our management. Our chief executive officer, executive chairman of the board or chief operating officer recommends to the Compensation Committee the identities of the officers and employees to receive awards, the type of award, the number of shares subject to an award and other terms of an award, including vesting terms and the life of such award. In general, our stock option awards have a ten year exercise term.

     The 2004 and 2006 plans by their terms prohibit below-market equity grants. The plans also limit aggregate annual individual equity awards to 750,000 shares of our common stock. We do not adjust that limit for terminated, surrendered and cancelled awards.

     Stock option and stock-based awards, including restricted stock awards, are only effective as of the later of the date (i) the Compensation Committee takes action to approve the grant and (ii) all conditions to the award have been met in accordance with FAS Statement 123(R). In some cases, the Compensation Committee will grant awards that are contingent, which contingencies may include commencement of employment or the execution of new written employment documents with us.

     All option awards are made at an exercise price equal to or exceeding the “fair market value” of our common stock on the date of grant. Our 2004 plan and 2006 plan define “fair market value” as the closing price per share, reported on the NYSE or if no sales of our common stock are reported on the NYSE for that date, the closing price per share for the last previous day for which sales of our common stock were reported on the NYSE.

     The Compensation Committee does not generally time equity awards to named executive officers (or other employees) to correspond to the release of material public information, including earnings announcements; although, by their terms, our chief executive officer’s automatic quarterly and year end stock option awards, which are made the day after the dates that our earnings press releases are published, are timed to allow dissemination of our quarterly and year-end earnings announcements prior to the award dates. In addition, in 2006 the Compensation Committee deferred taking actions to award additional equity compensation to our named executive officers until the fourth quarter of 2006 after completion of the Company’s acquisition of FD International (Holdings) Limited on October 4, 2006.

     The Compensation Committee does not follow a set schedule for making equity grants under the plans. Throughout the year, as our chief executive officer, executive chairman of the board or chief operating officer believe grants are merited, they will make recommendations for equity awards to the Compensation Committee for approval. The Compensation Committee may also make equity awards on its own initiative. The timing of awards is influenced by new hires and promotions throughout the year and timing of annual bonus payments that may be in the form of equity. Typically, equity awards are approved at regularly scheduled or special meetings of the Compensation Committee but the Compensation Committee may also approve equity awards by unanimous written consent of the members.

     The equity awards to named executive officers are also subject to contractual transition, termination and change in control provisions. See “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments.”

Stock Ownership Guidelines and Return of Incentive Compensation by Named Executive Officers

     Our named executive officers are stockholders of the Company. See “Security Ownership of Certain Beneficial Owners and Management.” We do not currently have stock ownership guidelines for our named executive officers. We have stock ownership guidelines for our non-employee directors. See “Information About the Board of Directors and Committees – Compensation of Non-Employee Directors and Stock Ownership Guidelines.” We have not adopted policies to address that incentive compensation may be provided to certain officers, including named executive officers, based on financial results that may become the subject of a significant restatement of our financial statements.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Gary C. Wendt (Chair)
Denis J. Callaghan
Gerard E. Holthaus
Matthew F. McHugh

SUMMARY COMPENSATION TABLE

     We have set forth below the total compensation paid or earned by our president and chief executive officer, chief financial officer and the three other most highly compensated persons who were serving as our executive officers on December 31, 2006.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)(1)	($)(1)	($)(2)	($)(3)	($)(1)	($)	($)(4)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jack B. Dunn, IV,	2006	1,250,000	750,000	216,534	1,030,662	—	—	43,739	3,290,935
President and Chief
Executive Officer

Theodore I. Pincus,	2006	650,000	350,000	—	135,004	—	—	31,913	1,166,917
Executive Vice
President and Chief
Financial Officer

Dennis J. Shaughnessy,	2006	1,000,000	750,000	382,692	570,326	—	—	44,371	2,747,389
Executive Chairman
of the Board

Dominic DiNapoli,	2006	2,000,000	—	312,973	412,614	500,000	—	38,278	3,263,865
Executive Vice
President and Chief
Operating Officer

John A. MacColl,	2006	418,462	650,000	91,315	590,430	—	—	15,720	1,765,927
Executive Vice
President and
Chief Legal and
Risk Officer
____________________

(1)	All cash compensation is presented in columns (c), (d) and (g) above. Column (d) includes bonus payments that were paid in 2007 on account of named executive officer performance in 2006, which were not paid pursuant to our Incentive Compensation Plan. In the case of Mr. MacColl, column (d) also includes a signing bonus of $300,000 that was paid to him upon his joining us on January 9, 2006. Payments pursuant to our Incentive Compensation Plan that were paid in 2007 on account of the 2006 plan year, which are intended to qualify as deductible under Section 162(m) of the Internal Revenue Code, are included in column (g). The numbers in column (g) reflect the actual cash awards paid to the named executive officer in 2007 upon attainment of a performance goal for 2006 set under the Incentive Compensation Plan.

(2)	The amounts in column (e) reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS Statement 123(R), of stock awards pursuant to our stockholder approved equity plans, including our 1997 plan, 2004 plan and 2006 plan, and may include amounts from awards granted in years prior to 2006. Assumptions used in the calculations of these amounts are included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Events Affecting our Operations” and “Note 1 – Description of Business and Significant Accounting Policies – Share-Based Compensation Expense” and “Note 2 – Share-Based Compensation” to the Consolidated Financial Statements of the Company in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007.

(3)	The amounts in column (f) reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS Statement 123(R), of option awards pursuant to our stockholder approved equity plans, including our 1997 plan, 2004 plan and 2006 plan and may include amounts from awards granted in years prior to 2006. Assumptions used in the calculation of these amounts are included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Events Affecting our Operations” and “Note 1 – Description of Business and Significant Accounting Policies – Share-Based Compensation Expense” and “Note 2 – Share-Based Compensation” to the Consolidated Financial Statements of the Company in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. Options allow the grantee to purchase shares of our common stock at the closing price per share of our common stock as reported on the NYSE on the date of grant.

(4)	The following table presents an itemization of the amounts included in column (i):

		Company
		Paid
	Company	Premiums	Premiums		Personal	Club Dues,
	401(k)	on Portable	on Other	Company	Use of	Memberships
	Matching	Life	Insurance	Car/Auto	Corporate	and Season
	Contribution	Insurance	Policies	Allowance	Aircraft	Tickets	Total
Name	($)	($)(1)	($)(2)	($)	($)(3)	($)(4)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Jack B. Dunn, IV	6,600	827	—	23,317	995	12,000	43,739

Theodore I. Pincus	6,600	884	2,155	22,274	—	—	31,913

Dennis J. Shaughnessy	6,600	568	10,824	21,240	2,357	2,782	44,371

Dominic DiNapoli	6,600	279	—	16,899	—	14,500	38,278

John A. MacColl	6,600	—	—	9,120	—	—	15,720
____________________

(1)	The amount in column (c) reflects premiums paid by us for a portable life insurance benefit not generally provided to our employees.

(2)	The amount in column (d) reflects premium payments for additional liability coverage and long-term disability coverage that are not generally provided to other executive officers.

(3)	We are parties to a Charter and Management Services Agreement with Summit Jet, LLC, a FAA Part 135 air carrier, whereby Summit provides the crew and maintains, manages and operates our aircraft to carry executives, non-employee directors, other personnel and guests of the Company on business travel. When the aircraft is not in use for business purposes, Summit may charter the aircraft. The named executive officers are permitted to directly charter the corporate aircraft from Summit for personal use. In 2006, the hourly leasing fee per in flight travel hour for personal charters by corporate executives and non-employee directors was $1,800, which is lower than the hourly charter fee charged to third parties. During 2006, the cost per hour for an executive to personally charter the aircraft has equaled or exceeded the aggregate marginal operating cost of the aircraft. In the event that a family member or other invitee travels on the aircraft when an executive or non-employee director is using it for a business purpose, if the person is a family member, the related executive or non-employee director is imputed taxable income relating to that person’s travel. If the invitee is a third party, we issue a Form 1099 to such invitee for the taxable income imputed to such third party. The taxable income is imputed at a rate equivalent to the Standard Industry Fare Level formula calculation (SIFL), or such other calculation as may be required under applicable rules and regulations of the Internal Revenue Service, for the executive or non-employee director and each family member or other invitee over the age of two. The amounts in column (f) include the SIFL imputed to the applicable named executive officer for use by invitees.

(4)	The amount in column (g) reflects the annual fees for memberships to three golf clubs that are used primarily for client entertainment purposes by certain of the named executive officers as well as other employees. The golf club memberships require us to designate individuals as members. Mr. Dunn is designated as a member of two clubs, Mr. Shaughnessy is designated as a member of two clubs, and Mr. DiNapoli is designated as a member of one club. These amounts do not reflect deposits paid by us on account of the golf club memberships in the aggregate net amount of $300,000 as of December 31, 2006. We purchase season tickets to the Baltimore Orioles for client entertainment purposes. Mr. Dunn is a limited partner of the Baltimore Orioles. Mr. Dunn does not use such tickets for personal reasons.

EQUITY COMPENSATION PLANS

Grants of Plan Based Awards for Fiscal Year Ended December 31, 2006

     The following table provides information on performance-based cash incentive awards pursuant to our Incentive Compensation Plan and performance-based and non-performance-based stock option and restricted stock awards granted in 2006 to each named executive officer. There can be no assurance that the grant date fair value of the stock and stock option awards will ever be realized. The dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS Statement 123(R) is shown in the Summary Compensation Table on page 46:

											All Other	All Other			Grant
											Stock	Option			Date Fair
				Estimated Future Payouts			Estimated Future Payouts				Awards:	Awards:		Exercise	Value
				Under Non-Equity Incentive			Under Equity Incentive Plan				Number	Number of		or Base	of Stock
				Plan Awards (1)			Awards (2)				of Shares	Securities		Price of	and
											of Stock	Underlying		Option	Option
	Grant	Compensation		Threshold	Target	Maximum	Threshold	Target		Maximum	or Units (2)	Options (2)		Awards	Awards (3)
Name	Date	Committee		($)	($)	($)	(#)	(#)		(#)	(#)	(#)		($/Sh)	($)
(a)	(b)	Approval Date		(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)		(k)	(l)
Jack B. Dunn, IV		03.27.06		850,000	1,000,000	1,300,000
	10.24.06	10.24.06		—	—	—	—	20,000	(4)	—	—	—		26.45	250,388
	10.24.06	10.24.06		—	—	—	—	10,000	(5)	—	—	—		—	264,500
	10.24.06	10.24.06		—	—	—	—	—		—	—	60,000	(6)	26.45	751,164
	02.15.06	12.09.96	(7)	—	—	—	—	—		—	—	22,500	(7)	31.91	253,886
	05.02.06	12.09.96	(7)	—	—	—	—	—		—	—	22,500	(7)	30.83	244,467
	08.01.06	12.09.96	(7)	—	—	—	—	—		—	—	22,500	(7)	24.75	216,909
	11.01.06	12.09.96	(7)	—	—	—	—	—		—	—	22,500	(7)	30.77	246,033
Theodore I. Pincus		03.27.06		200,000	350,000	470,000
	10.24.06	10.24.06		—	—	—	—	—		—	—	25,000	(6)	26.45	312,985
Dennis J. Shaughnessy		03.27.06		850,000	1,000,000	1,300,000
	10.24.06	10.24.06		—	—	—	—	50,000	(4)	—	—	—		26.45	625,970
	10.24.06	10.24.06		—	—	—	—	50,000	(5)	—	—	—		—	1,322,500
	10.24.06	10.24.06		—	—	—	—	—		—	—	150,000	(6)	26.45	1,877,910
Dominic DiNapoli		03.27.06		500,000	775,000	955,000	—	—		—	—	—		—	—
John A. MacColl	01.09.06	12. 14.05		—	—	—	—	—		—	—	50,000	(8)	28.09	683,380
	01.09.06	12. 14.05		—	—	—	—	—		—	10,000 (9)	—		—	280,900
	06.06.06	06.06.06		—	—	—	—	—		—	—	25,000	(6)	25.97	315,555
	10.24.06	10.24.06		—	—	—	—	40,000	(4)	—	—			26.45	500,776
	10.24.06	10.24.06		—	—	—	—	—		—	—	60,000	(6)	26.45	751,164
____________________

(1)	On March 27, 2006, the Compensation Committee set the performance goals under our Incentive Compensation Plan for the plan year ended December 31, 2006 at a threshold EPS performance goal of $1.46, a target EPS performance goal of $1.49, and a maximum EPS performance goal of $1.55. The Compensation Committee also set an EPS performance goal of $1.00, which provides for a minimum bonus payment of $500,000 to Mr. DiNapoli. At an EPS performance goal of $1.40, our chief executive officer and executive chairman of the board would be entitled to a cash incentive payment of $500,000 each. Messrs. Dunn’s and Shaughnessy’s incremental incentive payment would be $50,000 each for every $0.01 of additional EPS above $1.46, Mr. Pincus’ incremental incentive payment is $20,000 for each $0.01 of additional EPS above $1.49 and Mr. DiNapoli’s incremental incentive payment is $30,000 for each $0.01 of additional EPS above $1.49. On February 14, 2007, the Compensation Committee certified that the EPS performance goal of $1.00 per share was achieved and awarded Mr. DiNapoli his cash incentive payment of $500,000. The Compensation Committee determined at that meeting that the 2006 performance goals above $1.00 per share were not achieved and did not award cash incentive payments for 2006 under our Incentive Compensation Plan to any other named executive officer.

The Compensation Committee did not designate Mr. MacColl as a participant in the Incentive Compensation Plan in 2006 because he first joined the Company in January 2006 pursuant to negotiated employment terms that included a cash bonus opportunity of 1.5 times his base salary for 2006.

(2)	Equity awards to the named executive officers awarded in 2006 were awarded pursuant to our 2006 plan, except that the stock option awards to Mr. Dunn made on February 15, 2006, May 2, 2006, August 1, 2006 and November 1, 2006 and the stock option and restricted stock awards made to Mr. MacColl on February 9, 2006 were awarded pursuant to our 2004 plan.

(3)	Column (l) represents the aggregate grant date fair value of each grant of shares of restricted stock and stock options made to a named executive officer during the year ended December 31, 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Events Affecting our Operations” and “Note 1 – Description of Business and Significant Accounting Policies – Share-Based Compensation Expense” and “Note 2 – Share-Based Compensation” to the Consolidated Financial Statements of the Company in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007 for a discussion of the assumptions made in determining FAS Statement 123(R) values. The Company uses the Black-Scholes method of valuation to value all stock options grants in 2006, except that the Company used the Lattice model in 2006 to value the quarterly and annual automatic stock option awards to Mr. Dunn. The Black-Scholes value of all stock option awards made to the named executive officers on October 24, 2006 was $12.52 per share. The Lattice value of the automatic quarterly and year end stock option awards made to Mr. Dunn on February 15, 2006, May 2, 2006, August 1, 2006 and November 1, 2006 was $11.28, $10.97, $8.76 and $10.93 per share, respectively. The Black- Scholes value of the stock option awards made to Mr. MacColl on January 9, 2006 was $13.67 per share and on June 6, 2006 was $12.62 per share. There can be no assurance that a named executive officer will ever exercise the stock options awarded to him in 2006 (in which case no value will be realized by the executive) nor is there any assurance that the values of such stock options and the shares of restricted stock will equal their FAS Statement 123(R) values. The grant date fair value of restricted stock awards to the named executive officers were determined by multiplying the number of shares subject to the applicable award by the closing price per share of our common stock as reported for the date of grant, which was $26.45 per share for the grants made to Messrs. Dunn, Shaughnessy and MacColl on October 24, 2006 and $28.09 per share for the grant made to Mr. MacColl on January 9, 2006.

(4)	Represents a performance-based stock option awarded by the Compensation Committee, which is subject to cliff vesting as of December 31, 2009 after final determination that the following company-wide performance goals have been achieved for any fiscal year ending December 31, 2007, December 31, 2008 or December 31, 2009, based on the Company’s audited financial statements for such year:

Consolidated Revenues:	$1.0 billion or more
EBITDA:	$250.0 million or more (before stock option expense under FAS Statement 123(R))
Revenues outside of the U.S.:	$150.0 million
Leverage Ratio: Net Debt/EBITDA:	Less than 3.0 : 1

Options allow the grantee to purchase shares of our common stock at the closing price per share of our common stock as reported on the NYSE on the date of the award.

(5)	Represents performance-based shares of restricted stock awarded by the Compensation Committee, which are subject to cliff vesting as of December 31, 2009 after final determination that the company-wide performance goals set forth above in footnote (4).

(6)	Represents a stock option awarded by the Compensation Committee, which vests in equal installments on the first, second and third anniversary of the award date. Stock options allow the grantee to purchase shares of our common stock at the closing price per share of our common stock as reported on the NYSE on the date of the award.

(7)	Represents stock options awarded to the executive pursuant to a standing quarterly and year-end grant of stock options as first authorized by the Compensation Committee on December 9, 1996, as affirmed and reauthorized on March 2, 2005, pursuant to our equity-based plans in effect from time to time. Each quarterly grant is for 22,500 shares of our common stock (which number may be adjusted for stock splits, stock dividends and similar events pursuant to the applicable equity-based plan). The award is made automatically as of the day following the publication of each of our quarterly and year end earnings press releases at an exercise price equal to 110% of the closing price per share of our common stock as reported on the NYSE (or other principal exchange on which our common stock is then traded) on the date of the award. Each option award will become fully exercisable upon an increase of 25% in the market value of a share of our common stock but not earlier than the first anniversary of the date of the award, or eight years from the date of the award if the market value does not reach the target value.

(8)	Represents a stock option awarded by the Compensation Committee pursuant to our 2006 Plan that vested as to 25,000 shares of our common stock on the date of the award and the balance of 25,000 shares vesting in equal installments on the first, second and third anniversary of the date of the award. Stock options allow the grantee to purchase shares of our common stock at the closing price per share of our common stock as reported on the NYSE on the date of the award.

(9)	Represents restricted stock awarded by the Compensation Committee that vests in equal installments on the first, second and third anniversary of the award date.

Outstanding Equity Awards at Fiscal Year-End

     The following table shows the number of shares covered by exercisable and unexercisable options and unvested shares of restricted stock held by our named executive officers on December 31, 2006:

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
			Equity					Number	Market
			Incentive					of	or Payout
			Plan					Unearned	Value of
			Awards:				Market	Shares,	Unearned
	Number of	Number of	Number of			Number	Value	Units or	Shares,
	Securities	Securities	Securities			of Shares	Shares or	Other	Units or
	Underlying	Underlying	Underlying			or Units of	Units of	Rights	Other
	Unexercised	Unexercised	Unexercised	Option		Stock that	Stock that	that	Rights that
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($/Sh)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jack B. Dunn, IV
						31,864(1)	888,687(2)
								10,000(3)	278,900(2)
	—	—	22,500(4)	31.91	02/15/16
	—	—	22,500(4)	30.83	05/02/16
	—	—	22,500(4)	24.75	08/01/16
	—	—	20,000(5)	26.45	10/24/16
	—	60,000(6)	—	26.45	10/24/16
	—	—	22,500(4)	30.77	11/01/16
	22,500(7)	—	—	21.07	02/17/15
	22,500(7)	—	—	23.72	04/28/15
	—	—	22,500(4)	26.36	07/20/15
	—	—	22,500(4)	28.86	11/01/15
	16,358(7)	—	—	17.91	02/19/14
	22,500(7)	—	—	17.73	04/29/14
	22,500(7)	—	—	18.48	07/29/14
	22,500(7)	—	—	21.00	10/28/14
	—	—	22,500(4)	29.48	03/03/13
	22,500(7)	—	—	23.82	07/24/13
	—	—	22,500(4)	33.25	04/25/13
	22,500(7)	—	—	19.24	10/23/13
	22,500(7)	—	—	19.44	02/13/12
	22,500(7)	—	—	25.67	04/25/12

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
			Equity					Number	Market
			Incentive					of	or Payout
			Plan					Unearned	Value of
			Awards:				Market	Shares,	Unearned
	Number of	Number of	Number of			Number	Value	Units or	Shares,
	Securities	Securities	Securities			of Shares	Shares or	Other	Units or
	Underlying	Underlying	Underlying			or Units of	Units of	Rights	Other
	Unexercised	Unexercised	Unexercised	Option		Stock that	Stock that	that	Rights that
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($/Sh)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	—	—	22,500(4)	28.58	07/25/12
	—	—	22,500(4)	30.50	11/01/12
	135,000(8)	—	—	27.60	11/05/12
	22,500(7)	—	—	14.14	10/25/11

Theodore I. Pincus
	—	25,000(6)	—	26.45	10/24/16
	33,333(9)	16,667(10)	—	16.59	03/12/14
	67,500(9)	—	—	27.60	11/05/12
	11,250(9)	—	—	9.76	07/02/11
	42,500(9)	—	—	12.36	10/05/11

Dennis J. Shaughnessy
						122,014(11)	3,402,970(2)
								50,000(3)	1,394,500(2)

	—	150,000(6)	—	26.45	10/24/16
	—	—	50,000(5)	26.45	10/24/16
	200,000(12)	—	—	19.67	10/18/14
	135,000(13)	—	—	21.33	06/05/12

Dominic DiNapoli
						111,112(14)	3,098,914(2)
	67,500(15)	—	—	24.28	08/30/12
	33,333(15)	—	—	16.59	03/12/14
		16,667(16)	—	16.59	03/12/14
	66,666(17)	—	—	26.24	11/01/15
		33,334(17)	—	26.24	11/01/15

John A. MacColl
						10,000(18)	278,900(2)
	25,000(19)		—	28.09	01/09/16
		25,000(19)	—	28.09	01/09/16
	—	25,000(20)	—	25.97	060/6/16
	—	60,000(20)	—	26.45	10/24/16
	—	—	40,000(5)	26.45	10/24/16
____________________

(1)	Represents the unvested portion of a restricted stock award to the executive granted by our Compensation Committee pursuant to our 2004 plan for 53,106 shares of our common stock with a grant date of September 23, 2004, which vests in equal installments on the first through fifth anniversaries of the date of grant such that the restricted stock will be fully vested on September 23, 2009.

(2)	The closing price of our common stock reported by the NYSE for December 29, 2006 was $27.89 per share.

(3)	Represents a performance-based restricted stock award to the executive granted by the Compensation Committee pursuant to our 2006 plan with a grant date of October 24, 2006, which is subject to cliff vesting as of December 31, 2009 after final determination that the following company-wide performance goals have been achieved for any fiscal year ending December 31, 2007, December 31, 2008 or December 31, 2009 based on the Company’s audited financial statements for such year.

Consolidated Revenues:	$1.0 billion or more
EBITDA:	$250.0 million or more (before stock option expense under FAS Statement 123(R))
Revenues outside of the U.S.:	$150.0 million
Leverage Ratio: Net Debt/EBITDA:	Less than 3.0 : 1

(4)	Represents unvested stock option awards to the executive pursuant to a standing quarterly and year-end grant of stock options as first authorized by the Compensation Committee on December 9, 1996, as affirmed and reauthorized on March 2, 2005, pursuant to our equity-based plans in effect from time to time. Each quarterly grant is for 22,500 shares of our common stock (which number may be adjusted for stock splits, stock dividends and similar events pursuant to the applicable equity-based plan). The award is made automatically as of the day following the publication of each of our quarterly and year end earnings press releases at an exercise price equal to 110% of the closing price per share of our common stock as reported on the NYSE (or other principal exchange on which our common stock is then traded) on the date of the award. Each option award will become fully exercisable upon an increase of 25% in the market value of a share of our common stock but not earlier than the first anniversary of the date of the award, or eight years from the date of the award if the market value does not reach the target value. These awards in column (d) represent stock options pursuant to our 1997 plan and 2004 plan for which the market conditions have not yet been achieved and which have been outstanding less than eight years.

(5)	Represents an unvested performance-based stock option award to the executive by the Compensation Committee pursuant to our 2006 plan, which is subject to cliff vesting as of December 31, 2009 after final determination that the company-wide performance goals described in footnote (3) above have been achieved.

(6)	Represents the unvested portion of a stock option award to the executive by the Compensation Committee pursuant to our 2006 plan with a grant date of October 24, 2006, which vests in equal installments on the first, second and third anniversary of the date of grant such that the option will be fully vested on October 24, 2009.

(7)	Represents the vested and unexercised portions of stock option awards to the executive pursuant to the standing quarterly and year-end grants authorized by the Compensation Committee, which have vested either because the market value condition applicable to such option has been met or such option has been held eight years or more from the date of the grant, as described in footnote (4) above.

(8)	Represents a vested and unexercised stock option award to the executive by the Compensation Committee pursuant to our 1997 plan with a grant date of November 5, 2002, which has vested in three equal installments on the first, second and third anniversary of the date of grant such that the option was fully vested on November 5, 2005.

(9)	Represents vested and unexercised stock option awards to the executive by the Compensation Committee pursuant to our 1997 plan with grant dates of July 2, 2001, October 5, 2001, November 5, 2002 and March 12, 2004, which vested in three equal installments on the applicable first, second and third anniversaries of the dates of grant such that the options were fully vested on July 2, 2004, October 5, 2004, November 5, 2006 or will be fully vested on March 12, 2007.

(10)	Represents an unvested and unexercisable stock option award to the executive by the Compensation Committee pursuant to our 1997 plan with a grant date of March 12, 2004, which vests in three equal installments on the first, second and third anniversary of the date of grant such that the option will be fully vested on March 12, 2007.

(11)	Represents the unvested portion of a restricted stock award to the executive granted by our Compensation Committee pursuant to our 2004 plan for 152,517 shares of our common stock with a grant date of October 18, 2004, which vests in five equal installments beginning on the first through fifth anniversaries of the date of grant such that the shares of restricted stock will be fully vested and nonforfeitable on October 18, 2009.

(12)	Represents a vested and unexercised stock option award by the Compensation Committee pursuant to our 2004 plan with a grant date of October 18, 2004, which vested in three equal installments, with the first installment vesting on the date of grant and the second and third installments vesting on the first and second anniversary of the date of grant such that the option was fully vested on October 18, 2006.

(13)	Prior to October 18, 2004, the executive was a non-employee director of the Company. In that capacity, he received non-employee director’s compensation in the form of an automatic formula stock option award under our 1997 plan with a grant date of June 5, 2002, which vested in three equal installments on the first, second and third anniversary of the date of grant such that the option was fully vested on June 5, 2005 and as adjusted for stock dividends is exercisable for 135,000 shares of common stock.

(14)	Represents the unvested portion of a restricted stock award to the executive granted by our Compensation Committee pursuant to our 2004 plan for 125,000 shares of our common stock with a grant date of November 1, 2005, which vests in nine equal installments beginning on December 31, 2006 and each anniversary date thereafter such that 100% of the shares of restricted stock will be vested and nonforfeitable on December 31, 2014.

(15)	Represents the vested and unexercised portions of stock option awards to the executive by the Compensation Committee pursuant to our 1997 plan on August 30, 2002 and March 12, 2004, which vest in three equal installments on the applicable first, second and third anniversaries of the dates of the awards such that such option was fully vested on August 30, 2005 or will be fully vested on March 12, 2007.

(16)	Represents the unvested portion of a stock option award to the executive by the Compensation Committee pursuant to our 1997 plan with a grant date of March 12, 2004 for 50,000 shares, which vests in three equal installments on the first, second and third anniversary of the date of grant such that such option will be fully vested on March 12, 2007.

(17)	Represents the vested and exercisable and unvested portions of a stock option award to the executive by the Compensation Committee pursuant to our 2004 plan with a grant date of November 1, 2005 for 100,000 shares, which vests in three equal installments with the first installment vesting on the date of grant award and the second and third installments vesting on the first and second anniversary of the date of grant such that the option will be fully vested on November 1, 2007.

(18)	Represents the unvested portion of a restricted stock award to the executive granted by our Compensation Committee pursuant to our 2004 plan with a grant date of January 9, 2006, which vests in three equal installments on the first, second and third anniversary of the date of grant such that the restricted stock will be fully vested and nonforfeitable on January 9, 2009.

(19)	Represents the vested and exercisable and unvested portions of a stock option award to the executive by the Compensation Committee pursuant to our 2004 plan with a grant date of January 9, 2006 for 50,000 shares, which vests in three equal installments with the first installment vesting on the date of grant and the second and third installments vesting on the first and second anniversary of the date of grant such that the option will be fully vested on January 9, 2008.

(20)	Represents unvested stock option awards to the executive by the Compensation Committee pursuant to our 2006 plan with grant dates of June 6, 2006 and October 24, 2006, which vest in equal installments on the applicable first, second and third anniversaries of the dates of grant such that the options will be fully vested on June 6, 2009 and October 24, 2009, respectively.

Option Exercises and Stock Vested

     The following table shows the number of shares of our common stock acquired during the fiscal year ended December 31, 2006 upon the exercise of stock options and the vesting of restricted stock awards:

	Option Awards		Stock Awards
	Number	Value	Number	Value
	of Shares	Realized	of Shares	Realized
	Acquired on	Upon	Acquired	on
	Exercise	Exercise	on Vesting	Vesting
Name of Executive Officer	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Jack B. Dunn, IV:
Options	134,101	2,110,267	—	—
Stock			10,621 (1)	261,808
Theodore I. Pincus:
Options	70,000	1,250,164
Stock			—	—
Dennis J. Shaughnessy:
Options	—	—
Stock			15,251 (2)	389,816
Dominic DiNapoli:
Options	—	—
Stock			—	—
John A. MacColl:
Options	—	—
Stock			—	—
____________________

(1)	On September 23, 2004, the Compensation Committee awarded to Mr. Dunn 53,106 shares of restricted stock pursuant to our 2004 plan that vest in equal installments on the first through fifth anniversaries of the date of the award.

(2)	On October 18, 2004, the Compensation Committee awarded to Mr. Shaughnessy 152,517 shares of restricted stock pursuant to our 2004 plan that vest in equal installments on the first through tenth anniversaries of the date of the award. Upon the vesting of 15,251 shares of restricted stock on October 18, 2006, upon instructions from Mr. Shaughnessy, the Company withheld 5,558 shares to pay federal withholding taxes on account of that vesting event, such that the net number of shares delivered to Mr. Shaughnessy was 9,693.

EMPLOYMENT AGREEMENTS AND POTENTIAL TERMINATION AND CHANGE IN CONTROL PAYMENTS

Employment Agreements

Jack B. Dunn, IV

     We entered into an employment agreement with Jack B. Dunn, IV as of November 5, 2002, to replace the employment agreement that we previously had with him. That employment agreement was amended as of September 23, 2004. The employment agreement, as amended, provides that Mr. Dunn will serve as our president and chief executive officer and a director of the Company. The three-year initial term of Mr. Dunn’s employment agreement will automatically extend by one year effective at the close of business on the day before the first, second, third, fourth and fifth anniversaries of its November 5, 2002 initial effective date, unless by such date we or Mr. Dunn gives the other notice of an intention not to further extend the term. With all extensions, Mr. Dunn’s employment term will expire on November 4, 2010, absent notice by a party not to extend. As of November 5, 2006, extension options have become effective that extend the term of Mr. Dunn’s employment agreement to November 4, 2009. If Mr. Dunn’s employment term expires or earlier terminates other than upon death, disability or termination by the Company for “cause” (as defined in his employment agreement), Mr. Dunn will continue to provide services to us as a part-time employee for five years (his transition term), providing not more than 500 hours of service per 12-month period at our offices in Maryland. During his transition term, in lieu of his salary, we will pay Mr. Dunn five annual transition payments of $500,000. Mr. Dunn is also entitled to the use of a car during his transition term. Mr. Dunn’s equity awards will continue to vest during the transition term. Mr. Dunn’s agreement contains non-competition terms that will continue for three years from the last day of his employment. During this period, Mr. Dunn also will be prohibited from soliciting any entity or person that has been our client, customer, employee or contractor to terminate their relationship with us. The transition term will terminate if he breaches his obligations not to compete or solicit pursuant to the employment agreement. See “-Potential Payments upon Termination or Change in Control.”

Dennis J. Shaughnessy

     We entered into an employment agreement with Dennis J. Shaughnessy as of September 20, 2004, with an effective date of October 18, 2004. Mr. Shaughnessy’s employment agreement provides that he will serve as our full-time chairman of the board of directors, which is an executive officer’s position, reporting to the Board and our chief executive officer. Mr. Shaughnessy also serves as a director. Mr. Shaughnessy’s employment agreement has a five-year term, expiring October 17, 2009, unless it terminates earlier. If Mr. Shaughnessy’s employment term expires or earlier terminates other than upon death, disability or termination by the Company for “cause” (as defined in his employment agreement), Mr. Shaughnessy will continue to provide services to us as a part-time employee for five years (his transition term), at the request of our chief executive officer or Board, of not more than 500 hours of service per 12-month period at our offices in Maryland. During this transition term, in lieu of his salary, we will pay Mr. Shaughnessy $200,000 for each year of the transition term. Mr. Shaughnessy’s equity awards will continue to vest during the transition term. Mr. Shaughnessy’s agreement contains non-competition terms that will continue for three years from the last day of his employment. During this period, Mr. Shaughnessy also will be prohibited from soliciting any entity or person that has been a client, customer, employee or contractor of ours to terminate its relationship with us. The transition term will terminate if he breaches his obligations not to compete or solicit pursuant to the employment agreement. See “-Potential Payments upon Termination or Change in Control.”

Dominic DiNapoli

     On November 1, 2005, we entered into an employment agreement with Dominic DiNapoli effective as of that date that superseded and replaced his employment agreement dated July 17, 2002 and the letter agreement dated March 24, 2004. The effective date of the employment agreement is November 1, 2005 and it terminates on December 31, 2011. During its term, Mr. DiNapoli will serve as our full-time executive vice president and chief operating officer. The Compensation Committee has approved a minimum bonus amount of $500,000 per year at a minimum target of $1.00 consolidated earnings per share for the term of the employment agreement pursuant to the Incentive Compensation Plan, or its successor plan. Mr. DiNapoli will be eligible to earn additional bonus amounts pursuant to that plan, subject to the discretion of the Compensation Committee, and the recommendation of our chief executive officer or executive chairman of the board. If Mr. DiNapoli’s employment term expires or earlier terminates other than upon death, disability, termination by the Company for “cause” (as defined in his employment agreement) or the resignation of Mr. DiNapoli without “good reason” (as defined in his employment agreement), Mr. DiNapoli will continue to provide services to us as a part-time employee for three years (his transition term), at such dates and time as may be mutually agreed to by him and us, and upon the request and direction of the chief executive officer, of not more than 500 hours of service per 12-month period. During the transition term, in lieu of his salary, we will pay Mr. DiNapoli annual transition payments of $500,000. Mr. DiNapoli’s equity awards will continue to vest during the transition term. Mr. DiNapoli’s agreement contains non-competition terms that will continue for three years from the last day of his employment. During this period, Mr. DiNapoli also will be prohibited from soliciting any entity or person that has been a client, customer, employee or contractor of ours to terminate its relationship with us. The transition term will terminate if he breaches his obligations not to compete or solicit pursuant to the employment agreement. See “-Potential Payments upon Termination or Change in Control.”

Theodore I. Pincus

     We entered into an employment agreement with Theodore I. Pincus as of November 5, 2002. As of March 21, 2006, we entered into an amendment to Mr. Pincus’ employment agreement. The employment agreement provides that during its term, Mr. Pincus will serve as our executive vice president and chief financial officer. Pursuant to the amendment to his employment agreement, the term of Mr. Pincus’ employment agreement, which would have expired on November 4, 2006, was extended until November 2, 2007 (the “Continuation Date”) and, thereafter, the term will automatically renew for an additional year from year to year (each an “Annual Renewal,” and collectively the “Annual Renewals”) unless either party provides written notice of non-renewal to the other party at least 45 days prior to end of the Continuation Date or the expiration of such Annual Renewal term, as applicable. If Mr. Pincus’ employment term expires or earlier terminates other than upon death, disability or termination by the Company for “cause” (as defined in his employment agreement), Mr. Pincus will continue to provide services to us as a part-time employee for three years (his transition term), providing for, at the request and direction of the chief executive officer or the Board, not more than 500 hours of service per 12-month period at our offices in Maryland. Mr. Pincus may be required to devote the first six months of his transition term to training and transitioning a new chief financial officer for FTI. During the transition term, in lieu of his salary, we will pay Mr. Pincus three annual transition payments of $325,000 plus $650.00 per hour for each hour worked in excess of 500 hours per year. In addition, Mr. Pincus will have a special bonus opportunity of up to $325,000 that could be earned following completion of the first six months of his transition term in the discretion of the Compensation Committee. Mr. Pincus’ equity awards will continue to vest through his transition term. Mr. Pincus’ employment agreement contains non-competition terms that will continue for three years after the last day of his employment. During this period, Mr. Pincus also will be prohibited from soliciting any entity or person that has been our client, customer, employee or contractor to terminate their relationship with us. The transition term will terminate if he breaches his obligations not to compete or solicit pursuant to the employment agreement. See “-Potential Payments upon Termination or Change in Control.”

John A. MacColl

     John A. MacColl joined us as our executive vice president and chief legal and risk officer effective January 9, 2006. Pursuant to the offer letter extended by the Company and accepted by Mr. MacColl. Mr. MacColl’s employment with us is “at-will.” As an “at-will” employee he is not subject to non-competition and non-solicitation agreements.

Potential Payments upon Termination or Change in Control

     The named executive officers will be entitled to various payments upon termination of their employment, including termination by the Company without “cause,” termination by the employee for “good reason” and termination upon or in anticipation of a “change in control” or words of similar import. The terms “cause,” “good reason” and “change in control” have the meanings given them in the applicable named executive officer’s employment agreement or offer letter, as the case may be. Generally, a named executive officer’s employment agreement provide that the Company may terminate such executive’s employment for “cause” if, and only if, executive: (i) commits a material breach of his obligations or agreements under his employment agreement; (ii) commits an act of gross negligence or otherwise acts with willful disregard for the best interests of the Company and its affiliates; (iii) fails or refuses to perform any duties delegated to him that are consistent with the duties of similarly-situated executives or are otherwise required under his employment agreement; (iv) is convicted or pleads guilty or no contest to a felony, or violates any federal or state securities or tax laws, or with respect to his employment, commits either a material dishonest act or common law fraud; (v) seizes a corporate opportunity for himself instead of offering such opportunity to the Company or its affiliates; (vi) is absent (and not traveling on business) for a reason other than illness, vacation, or approved leave for more than 30 consecutive days; or (vii) commits a material violation of a material Company policy. Generally, a named executive officer’s employment agreement provides that the executive may resign for “good reason” if, without executive’s prior written consent, the Company: (i) assigns executive duties materially and adversely inconsistent with executive’s positions as described in his employment agreement; (ii) materially reduces executive’s target annual bonus level for any year below the target for the preceding year, other than as a result of a decline in the Company’s results of operations or other adverse event; (iii) materially breaches a material provision of his employment agreement; or (iv) changes executive’s principal place of employment to a place more than 50 miles from executive’s principal place of employment on the first date of his employment agreement. Generally, “change in control” or words of similar import mean: (i) the acquisition, in one or more transactions, by any person of the beneficial ownership of 50% or more of (A) all shares of capital stock of the Company to be outstanding immediately following such acquisition or (B) the combined voting power of all shares of capital stock of the Company to be outstanding immediately following such acquisition that are entitled to vote generally in the election of directors (the shares in clauses (A) and (B), collectively “Company Voting Stock”); (ii) the closing of a sale or conveyance of all or substantially all of the assets of the Company; or (iv) the effective time of any merger, share exchange, consolidation or other business combination involving the Company if immediately after such transaction, persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held Company Voting Stock.

Payments by Company Upon Termination (Including Termination by Company for Cause or by Executive Without Good Reason)

     Regardless of the manner of in which a named executive officer’s employment terminates, he will be entitled to receive the following payments (collectively, “Accrued Compensation”) earned during his term of employment:

  accrued but unpaid base salary;

  unpaid amount, if any, of earned and unpaid incentive bonus for the year preceding the year of termination;

  unreimbursed substantiated business expenses; and

  vested benefits, if any, under our employee benefit plans in which the named executive officer was a participant.

Payments Upon Termination by the Company Without “Cause” or by the Executive for “Good Reason”

     Our chief executive officer, executive chairman of the board, chief operating officer and chief financial officer will be entitled to receive the following payments upon (a) termination of his employment by us without “cause” (as defined in his employment agreement) (b) termination of employment by the executive with “good reason” (as defined in his employment agreement) or (c) termination by an acquirer following a “change in control” (as defined in his employment agreement) other than as described in “— Potential Payments upon Termination or Change-in Control – Payments on or after Certain “Change in Control” Events.”:

  Accrued Compensation;

  continued payment of base salary for the remainder of the employment term;

  transition payments as described under “-Employment Agreements;”

  pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or if the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years;

  additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding fiscal year;

  full and immediate vesting of all stock options and other equity awards and the continued right to exercise the options for at least 12 months (but not beyond their stated terms); and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the transition term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the transition term.

     If the executive breaches his obligations not to compete or solicit pursuant to his employment agreement, the Company may cease paying the executive the payments described above.

Payments on or after Certain “Change in Control” Events

     Our chief executive officer, executive chairman of the board, chief operating officer and chief financial officer will be entitled to receive all or substantially all of the following payments upon termination if executive’s employment is terminated (a) by executive for any or no reason coincident with or during the 12-month period after a change in control (as defined in his employment agreement) occurs or (b) by Executive for “good reason” (as defined in his employment agreement) coincident with or during the 24-month period after a change in control occurs or (c) by the Company without “cause” (as defined in his employment agreement) coincident with or during the 24-month period after a change in control occurs:

  Accrued Compensation;

  pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or if the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years;

  lump sum severance payment equal to three times the sum of (A) executive’s annualized base salary as in effect immediately before executive’s termination of employment (without regard to any reduction in salary that may have given rise to a termination for “good reason” right), plus (B) the greater of the target annual incentive bonus for the year in which the termination occurs or the highest annual incentive bonus earned within the immediately prior three years, plus (C) the aggregate amount of any other bonuses, including special bonuses, earned by the executive within the immediately prior year;

  full and immediate vesting of all stock options and other equity awards and the continued right to exercise the options for at least 12 months (but not beyond their stated terms); and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the transition term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the transition term.

     If the executive breaches his obligations not to compete or solicit pursuant to his employment agreement, the Company may cease paying the executive the payments described above.

     If the executive is terminated without “cause” or if the executive terminates his employment for “good reason” after or in anticipation of a “change in control” other than within the time periods set forth in the lead-in to this discussion, the executive will be entitled to payments under his contract pursuant to the sections relating to payments upon a termination by the Company without “cause” or a termination by the executive with “good reason.”

     Our executive vice president and chief legal and risk officer (who is a named executive officer for 2006) will be entitled to receive the above payments upon a “change in control” that occurs after three years of employment.

Payments to our Executive Vice President – Chief Legal and Risk Officer on or before Three Years of Employment

     Our executive vice president and chief legal and risk officer (a named executive officer for 2006) will be entitled to the following payments if his employment is terminated within three years of the effective date of his hire (1) without “cause” or by him for “good reason,” within either case on or within two years after a change in control, or (2) in anticipation of a change in control:

  base salary through the third anniversary date of his employment;

  incentive bonus equal to the greater of his target annual incentive bonus (one times his base salary at the time of termination) or the highest actual bonus he earned before termination; and

  full and immediate vesting of all stock options and other equity awards and the continued right to exercise the options for at least 12 months (but not beyond their stated terms).

     For the above purposes, the terms “cause,” “good reason,” and “change in control” will be defined in the same manner as such terms are defined in the employment agreements of the other executive officers of the Company.

     Our executive vice president – chief risk and legal officer (who is a named executive officer for 2006) will be entitled to receive the payments to which the other executive officers will be entitled upon a “change in control,” if the “change in control” occurs after three years of employment.

Payments Upon Death or Disability

     Our chief executive officer, executive chairman of the board, chief operating officer and chief financial officer will be entitled to receive all or substantially all of the following payments if executive’s employment is terminated due to death or “disability” (as defined in his employment agreement):

  Accrued Compensation;

  only if such death or disability occurs during the employment term (as opposed to the transition term), pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year, the highest incentive bonus earned within the preceding three years;

  full and immediate vesting of all stock options and other equity awards and the continued right to exercise the options for at least 12 month (but not beyond their stated terms); and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the remaining balance of the employment term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the employment term.

Payments Due Upon Expiration of the Employment Term

     Our chief executive officer, executive chairman of the board, chief operating officer and chief financial officer will be entitled to receive all or substantially all of the following payments upon expiration of the employment term under his contract (whether or not as a result of a notice of non-renewal by such executive or the Company):

  Accrued Compensation;

  transition payments;

  pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year, the highest incentive bonus earned within the preceding three years; and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the transition term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the transition term.

     If the executive breaches his obligations not to compete or solicit pursuant to his employment agreement, the Company may cease paying the executive the payments described above.

Payments Due Upon Expiration of the Transition Term

     Our chief executive officer, executive chairman of the board, chief operating officer and chief financial officer will be entitled to receive all or substantially all of the following payments upon expiration of his transition term:

  unreimbursed substantiated business expenses;

  vested benefits, if any, under our employee benefit plans in which the named executive officer was a participant;

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost will be borne 100% by the executive or his spouse.

     In the case of our chief operating officer, we also have agreed to transfer his country club membership in effect as of November 1, 2005 (if still in effect on the date of termination) to him, including all rights to the initiation deposit of $75,000, at no cost to him.

     In addition to the above payments, in the event it is determined that any payment or distribution by the Company would be subject to an excise tax under the Internal Revenue Code, the Company will reimburse the executive for all such taxes and related interest and penalties.

Potential Termination and Change in Control Payment Amounts

     The following tables show the potential payments upon a termination or change in control of the Company that a named executive officer could receive pursuant to the terms of his employment agreement or offer letter if the termination or change in control occurred as of December 31, 2006. Some of the amounts are estimates and may differ substantially from the actual amounts paid to the executive.

Termination by (1)
Executive for Any or
No Reason Coincident
With or During the
12-Month Period After
a Change in Control,
Termination	or (2) by Executive for
by Company	Good Reason With or
Without Cause	During the 24-Month
or by Executive	Period After a Change
With Good	in Control Occurs, or
Reason or	(3) by the Company
After a Change	Without Cause
Termination	Termination	in Control	Coincident With or	Termination	Termination
by the	by Executive	Other Than	During the 24- Month	at End of	at End of
Company for	Without	as Provided in	Period After a Change	Employment	Transition	Death and
Cause	Good Reason	Column	in Control	Term	Period	Disability
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Jack B. Dunn, IV:
Accrued Compensation(1)	—	—	—	—	—	—	—
Cash Compensation:
Base Salary(2)	n/a	n/a	4,804,795	n/a	n/a	n/a	n/a
Transition Payments(3)	n/a	2,500,000	2,500,000	2,500,000	2,500,000	n/a	n/a
Short-Term Incentives:
Cash Incentive Bonus(4)	n/a	n/a	1,534,500	(10)	1,000,000	(4)	1,000,000	(4)	n/a	1,000,000	(4)
Long-Term Incentives:
Restricted Stock	n/a	n/a	1,167,587	(11)	1,167,587	(11)	—	(14)	1,167,587	(15)	1,167,587	(11)
Stock Options	n/a	n/a	220,275	(12)	220,275	(12)	—	(14)	220,275	(16)	220,275	(12)
Benefits & Perquisites:
Dental and Medical Benefits(5)	n/a	56,038	56,038	56,038	56,038	n/a	n/a
Life and ADD Insurance(6)	n/a	4,661	4,661	4,661	4,661	n/a	n/a
Long- and Short-Term
Disability Insurance(7)	6,618	6,618	6,618	6,618	n/a	n/a
Accrued Unpaid Vacation	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Tax Gross-up	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Automobile/Car Allowance(8)	n/a	116,585	116,585	116,585	116,585	n/a	n/a
401(k)(9)	n/a	33,000	33,000	33,000	33,000	n/a	n/a
Club Dues	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Severance:
Cash Severance	n/a	n/a	n/a	7,650,000	(13)	n/a	n/a	n/a
Total	n/a	2,716,902	10,444,059	12,754,764	3,715,903	1,387,862	2,387,862
____________________

n/a means not applicable

(1)        There would have been no Accrued Compensation due and payable as of December 31, 2006.

(2)	Assumes base salary continuation payments for the period January 1, 2007 to and including December 31, 2009 of $1,250,000 per annum. Assumes a pro rated base salary continuation payment for the period January 1, 2010 to and including November 4, 2010 of $1,054,795 based on a 365 day year.

(3)	Executive will continue to provide not more than 500 hours of service per year for a period of five years at an annual base compensation of $500,000 per annum.

(4)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years. Assumes payment of incentive bonus of $1,000,000 for the year of termination based on the EPS performance goal of $1.49.

(5)	Assumes no increase of the Company’s aggregate annual cost of $11,208 as of December 31, 2006 to provide dental and medical benefits to the executive during the five-year transition period.

(6)	Assumes no increase of the aggregate annual premiums of $932 as of December 31, 2006 for portable and non-portable life insurance and accidental death and dismemberment insurance during the five-year transition period.

(7)	Assumes no increase of the aggregate annual premiums of $1,323.66 as of December 31, 2006 for long- and short-term disability insurance during the five-year transition period.

(8)	Assumes no increase of the Company’s annual cost as of December 31, 2006 of $23,317 for a company car during the transition period.

(9)	Assumes annual Company match under our 401(k) Plan of $6,600 (the maximum match permitted for 2006) during the five-year transition term.

(10)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, plus an additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding year. Assumes payment of incentive bonus of $1,534,500 for the year of termination based on an incentive bonus of $1,000,000 based on the 2006 EPS performance goal of $1.49, plus $534,500, which is 50% of the incentive bonus payment for 2005.

(11)	The vesting of all unvested shares of restricted stock will accelerate as of December 29, 2006. Represents the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by (a) multiplying the number of shares of restricted stock by (b) $27.89, the closing price per share of our common stock as reported on the NYSE for December 29, 2006.

(12)	The vesting of all unvested stock option awards will accelerate as of December 29, 2006. Represents the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

(13)	Three times $2,550,000, which is the sum of (a) $1,250,000 (executive’s annual base salary), plus (b) the greater of (i) $1,300,000 (the highest specified target bonus for the year in which termination occurs) or (ii) $1,069,000 (highest annual bonus earned within the immediately prior three years), plus (c) zero, which was the aggregate amount of any other bonuses (including special bonuses) earned by the executive within the immediately prior year.

(14)	The unvested shares of restricted stock and stock option awards will not accelerate at the end of the employment term but will continue to vest during the five-year transition term.

(15)	The unvested shares of restricted stock will continue to vest during the five-year transition term, which will result in the vesting of all outstanding shares of restricted stock by the end of the transition term. Represents the aggregate market value of such shares of restricted stock for which vesting will occur or has occurred, determined by (a) multiplying the number of shares of restricted stock by (b) $27.89, the closing price per share of our common stock as reported on the New York Stock Exchange for December 29, 2006.

(16)	The unvested stock option awards will continue to vest during the five-year transition term, which will result in the vesting of all outstanding stock option awards by the end of the transition term. Represents the aggregate market value of such stock options for which vesting will occur or has occurred, determined by multiplying (a) the number of shares issuable upon exercise of the options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the New York Stock Exchange for December 29, 2006 and (ii) the applicable option exercise price.

Termination by (1)
Executive for Any or
No Reason Coincident
With or During the
12-Month Period After
a Change in Control,
Termination	or (2) by Executive for
by Company	Good Reason With or
Without Cause	During the 24-Month
or by Executive	Period After a Change
With Good	in Control Occurs, or
Reason or	(3) by the Company
After a Change	Without Cause
Termination	Termination	in Control	Coincident With or	Termination	Termination
by the	by Executive	Other Than	During the 24- Month	at End of	at End of
Company for	Without Good	as Provided in	Period After a Change	Employment	Transition	Death and
Cause	Reason	Column	in Control	Term	Period	Disability
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Theodore I. Pincus:
Accrued Compensation(1)	—	—	—	—	—	—	—
Cash Compensation:
Base Salary(2)	n/a	n/a	544,932	n/a	n/a	n/a	n/a
Transition Payments(3)	n/a	1,300,000	1,300,000	1,300,000	1,300,000	n/a	n/a
Short-Term Incentives:
Cash Incentive Bonus(4)	n/a	n/a	588,500	(10)	350,000	(4)	350,000	(4)	n/a	350,000	(4)
Long-Term Incentives:
Restricted Stock	n/a	n/a	—	—	—	—	—
Stock Options	n/a	n/a	224,337	(11)	224,337	(11)	—	(13)	224,337	(14)	224,337	(11)
Benefits & Perquisites:
Dental and Medical Benefits(5)	n/a	23,433	23,433	23,433	23,433	n/a	n/a
Life and ADD Insurance(6)	n/a	2,967	2,967	2,967	2,967	n/a	n/a
Long-and Short-Term
Disability Insurance(7)	n/a	10,437	10,437	10,437	10,437	n/a	n/a
Accrued Unpaid Vacation	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Tax Gross-up	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Automobile/Car Allowance(8)	n/a	69,951	69,951	69,951	69,951	n/a	n/a
401(k)(9)	n/a	19,800	19,800	19,800	19,800	n/a	n/a
Club Dues	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Severance:
Cash Severance	n/a	n/a	n/a	3,381,000	(12)	n/a	n/a	n/a
Total	n/a	1,426,588	2,784,357	5,381,925	1,776,588	224,337	574,337

____________________

n/a means not applicable

(1)	Assumes that there was no Accrued Compensation due and payable as of December 31, 2006.

(2)	Assumes base salary continuation payments pro rated for the period January 1, 2007 to and including November 2, 2007 of $544,932 based on a 365 day year.

(3)	Executive will continue to provide not more than 500 hours of service per year for a period of three years at an annual base compensation of $325,000 per annum. Assumes payment of a special $325,000 bonus payment during the first year of the transition term as contemplated by Mr. Pincus’ employment agreement.

(4)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years. Assumes payment of incentive bonus of $350,000 for the year of termination based on the EPS performance goal of $1.49.

(5)	Assumes no increase of the Company’s aggregate annual cost of $7,811 as of December 31, 2006 to provide dental and medical benefits to the executive during the three-year transition period.

(6)	Assumes no increase of the aggregate annual premiums of $989 as of December 31, 2006 for portable and non-portable life insurance and accidental death and dismemberment insurance during the three-year transition period.

(7)	Assumes no increase of the aggregate annual premiums of $3,479 as of December 31, 2006 for long- and short-term disability insurance during the three-year transition period.

(8)	Assumes no increase of the Company’s annual cost as of December 31, 2006 of $23,317 for a company car during the three-year transition period.

(9)	Assumes annual Company match under our 401(k) Plan of $6,600, the maximum match permitted for 2006, during the three-year transition term.

(10)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, plus an additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding year. Assumes payment of incentive bonus of $588,500 for the year of termination based on an incentive bonus of $350,000 based on the EPS performance goal of $1.46, plus $238,500, which is 50% of the incentive bonus payment for 2005.

(11)	The vesting of all unvested stock option awards will accelerate as of December 29, 2006. Represents the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

(12)	Three times $1,127,000, which is the sum of (a) $650,000 (executive’s annual base salary), plus (b) the greater of the (i) $470,000 (the highest specified target bonus for the year in which termination occurs) or (ii) $477,000 (highest annual bonus earned within the immediately prior three years), plus (c) zero, which was the aggregate amount of any other bonuses (including special bonuses) earned by the executive within the immediately prior year.

(13)	The unvested stock option awards will not accelerate at the end of the employment term but will continue to vest during the three-year transition term, which will result in the vesting of all outstanding stock option awards by the end of the transition term.

(14)	Unvested stock option awards will continue to vest during the three-year transition term, which will result in the vesting of all outstanding stock option awards. Represents the aggregate market value of such stock options for which vesting will occur or has occurred, determined by multiplying (a) the number of shares issuable upon exercise of the options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

Termination by (1)
Executive for Any or
No Reason Coincident
With or During the
12-Month Period After
a Change in Control,
Termination	or (2) by Executive for
by Company	Good Reason With or
Without Cause	During the 24-Month
or by Executive	Period After a Change
With Good	in Control Occurs, or
Reason or	(3) by the Company
After a Change	Without Cause
Termination	Termination	in Control	Coincident With or	Termination	Termination
by the	by Executive	Other Than	During the 24- Month	at End of	at End of
Company for	Without Good	as Provided in	Period After a Change	Employment	Transition	Death and
Cause	Reason	Column	in Control	Term	Period	Disability
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dennis J. Shaughnessy:
Accrued Compensation(1)	—	—	—	—	—	—	—
Cash Compensation:
Base Salary(2)	n/a	n/a	2,797,260	n/a	n/a	n/a	n/a
Transition Payments(3)	n/a	1,000,000	1,000,000	1,000,000	1,000,000	n/a	n/a
Short-Term Incentives:
Cash Incentive Bonus(4)	n/a	n/a	1,534,500	(10)	1,000,000	(4)	1,000,000	(4)	n/a	1,000,000	(4)
Long-Term Incentives:
Restricted Stock	n/a	n/a	4,797,470	(11)	4,797,470	(11)	—	(14)	3,521,336	(15)	4,797,470	(11)
Stock Options	n/a	n/a	288,000	(12)	288,000	(12)	—	(14)	288,000	(16)	288,000	(12)
Benefits & Perquisites:
Dental and Medical
Benefits(5)	n/a	56,038	56,038	56,038	56,038	n/a	n/a
Life and ADD Insurance(6)	n/a	3,365	3,365	3,365	3,365	n/a	n/a
Long- and Short- Term
Disability Insurance(7)	n/a	60,739	60,739	60,739	60,739	n/a	n/a
Accrued Unpaid Vacation	n/a	n/a	n/a	n/a	n/a	n/a
Tax Gross-up	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Automobile/Car Allowance(8)	n/a	106,200	106,200	106,200	106,200	n/a	n/a
401(k)(9)	n/a	33,000	33,000	33,000	33,000	n/a	n/a
Club Dues	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Severance:
Cash Severance	n/a	n/a	n/a	6,900,000	(13)	n/a	n/a	n/a
Total	n/a	1,259,342	10,676,572	14,244,812	2,259,342	3,809,336	6,085,470
____________________

n/a means not applicable

(1)	There would have been no Accrued Compensation due and payable as of December 31, 2006.

(2)	Assumes base salary continuation payments for the period January 1, 2007 to and including December 31, 2009 of $1,000,000 per annum. Assumes a pro rated base salary continuation payment for the period January 1, 2009 to and including October 18, 2009 of $797,260 based on a 365 day year.

(3)	Executive will continue to provide not more than 500 hours of service per year for a period of five years at an annual base compensation of $200,000 per annum.

(4)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years. Assumes payment of incentive bonus of $1,000,000 for the year of termination at based on the EPS performance goal of $1.49.

(5)	Assumes no increase of the Company’s aggregate annual cost of $11,208 as of December 31, 2006 to provide dental and medical benefits to the executive during the five-year transition period.

(6)	Assumes no increase of the aggregate annual premiums of $673 as of December 31, 2006 for portable and non-portable life insurance and accidental death and dismemberment insurance during the five-year transition period.

(7)	Assumes no increase of the aggregate annual premiums of $12,148 as of December 31, 2006 for long- and short term disability insurance during the five-year transition period.

(8)	Assumes no increase of the Company’s annual cost as of December 31, 2006 of $21,240 for a company car during the five-year transition period.

(9)	Assumes annual Company match under our 401(k) Plan of $6,600, the maximum match permitted for 2006, during the five-year transition term.

(10)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, plus an additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding year. Assumes payment of incentive bonus of $1,534,500 for the year of termination based on an incentive bonus of $1,000,000 based on the EPS performance goal of $1.49, plus $534,500, which is 50% of the incentive bonus payment for 2005.

(11)	The vesting of all unvested shares of restricted stock will accelerate as of December 29, 2006. Represents the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by (a) multiplying the number of shares of restricted stock by (b) $27.89, the closing price per share of our common stock as reported on the NYSE for December 29, 2006.

(12)	The vesting of all unvested stock option awards will accelerate as of December 29, 2006. Represents the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

(13)	Three times $2,300,000, which is the sum of (a) $1,000,000 (executive’s annual base salary), plus (b) the greater of the (i) $1,300,000 (the highest specified target bonus for the year in which termination occurs) or (ii) $1,069,000 (highest annual bonus earned within the immediately prior three years), plus (c) zero, which was the aggregate amount of any other bonuses (including special bonuses) earned by the executive within the immediately prior year.

(14)	The unvested shares of restricted stock and stock option awards will not accelerate at the end of the employment term but will continue to vest during the five-year transition term, which will result in the executive forfeiting 45,756 shares of the outstanding restricted stock award made to him in October 2004 and the vesting of all outstanding stock option awards.

(15)	Unvested shares of restricted stock will continue to vest during the five-year transition term, which will result in the executive forfeiting 45,756 shares of the outstanding restricted stock award made to him in October 2004. Represents the aggregate market value of such shares of restricted stock for which vesting will occur or has occurred, determined by (a) multiplying the number of shares of restricted stock by (b) $27.89, the closing price per share of our common stock as reported on the NYSE for December 29, 2006.

(16)	Unvested stock option awards will continue to vest during the five-year transition term, which will result in the vesting of all outstanding stock option awards. Represents the aggregate market value of such stock options for which vesting will occur or has occurred, determined by multiplying (a) the number of shares issuable upon exercise of the options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

					Termination by (1)
					Executive for Any or
					No Reason Coincident
					With or During the
					12-Month Period After
					a Change in Control,
			Termination		or (2) by Executive for
			by Company		Good Reason With or
			Without Cause		During the 24-Month
			or by Executive		Period After a Change
			With Good		in Control Occurs, or
			Reason or		(3) by the Company
			After a Change in		Without Cause
	Termination	Termination	Control		Coincident With or		Termination		Termination
	by the	by Executive	Other Than		During the 24- Month		at End of		at End of
	Company for	Without Good	as Provided in		Period After a Change		Employment		Transition		Death and
	Cause	Reason	Column		in Control		Term		Period		Disability
Name	($)	($)	($)		($)		($)		($)		($)
(a)	(b)	(c)	(d)		(e)		(f)		(g)		(h)
Dominic DiNapoli:
Accrued Compensation(1)	—	—	—		—		—		—		—
Cash Compensation:
Base Salary(2)	n/a	n/a	10,000,000		n/a		n/a		n/a		n/a
Transition Payments(3)	n/a	n/a	1,500,000		1,500,000		1,500,000		n/a		n/a
Short-Term Incentives:
Cash Incentive Bonus(4)	n/a	n/a	1,248,000	(10)	775,000	(4)	775,000	(4)	n/a		775,000	(4)
Long-Term Incentives:
Restricted Stock	n/a	n/a	3,098,914	(11)	3,098,914	(11)	—	(15)	1,162,093	(16)	3,098,914	(11)
Stock Options	n/a	n/a	243,338	(12)	243,338	(12)	—	(15)	243,338	(17)	243,338	(12)
Benefits & Perquisites:
Dental and Medical Benefits(5)	n/a	n/a	33,623		33,623		33,623		n/a		n/a
Life and ADD Insurance(6)	n/a	n/a	1,153		1,153		1,153		n/a		n/a
Long- and Short-Term
Disability Insurance(7)	n/a	n/a	3,971		3,971		3,971		n/a		n/a
Accrued Unpaid Vacation	n/a	n/a	n/a		n/a		n/a		n/a		n/a
Tax Gross-up	n/a	n/a	n/a		n/a		n/a		n/a		n/a
Automobile/Car Allowance(8)	n/a	n/a	50,697		50,697		50,697		n/a		n/a
401(k)(9)	n/a	n/a	19,800		19,800		19,800		n/a		n/a
Club Dues	n/a	n/a	118,500	(13)	118,500	(13)	118,500	(13)	75,000	(18)	n/a
Severance:
Cash Severance	n/a	n/a	n/a		8,865,000	(14)	n/a		n/a		n/a
Total	n/a	n/a	16,317,996		14,709,996		2,502,744		1,480,431		4,117,252

____________________

n/a means not applicable

(1)	There would have been no Accrued Compensation due and payable as of December 31, 2006.

(2)	Assumes base salary continuation payments for the period January 1, 2007 to and including December 31, 2011 of $2,000,000 per annum.

(3)	Executive will continue to provide not more than 500 hours of service per year for a period of three years at an annual base compensation of $500,000 per annum.

(4)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years. Assumes payment of incentive bonus of $775,000 for the year of termination based on the EPS performance goal of $1.49.

(5)	Assumes no increase of the Company’s aggregate annual cost of $11,208 as of December 31, 2006 to provide dental and medical benefits to the executive during the three-year transition period.

(6)	Assumes no increase of the aggregate annual premiums of $384 as of December 31, 2006 for portable and non-portable life insurance and accidental death and dismemberment insurance during the three-year transition period.

(7)	Assumes no increase of the aggregate annual premiums of $1,324 as of December 31, 2006 for long- and short term disability insurance during the three-year transition period.

(8)	Assumes no increase of the Company’s annual cost as of December 31, 2006 of $16,899 for a company car during the three-year transition period.

(9)	Assumes annual Company match under our 401(k) Plan of $6,600, the maximum match permitted for 2006, during the three-year transition term.

(10)	Executive will be entitled to a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, plus an additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding year. Assumes payment of incentive bonus of $1,248,000 for the year of termination based on an incentive bonus of $775,000 based on the EPS performance goal of $1.49, plus $473,000 which is 50% of the incentive bonus payment for 2005.

(11)	The vesting of all unvested shares of restricted stock will accelerate as of December 29, 2006. Represents the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by (a) multiplying the number of shares of restricted stock by (b) $27.89, the closing price per share of our common stock as reported on the NYSE for December 29, 2006.

(12)	The vesting of all unvested stock option awards will accelerate as of December 29, 2006. Represents the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

(13)	Assumes no increase of the Company’s annual cost of $14,500 of executive’s country club membership during the three-year transition period, plus transfer of the $75,000 initiation deposit for membership in such country club. The Company has agreed to transfer executive’s country club membership in effect as of November 1, 2005 (if still in effect on the date of termination), including all rights to the initiation deposit at no cost to the executive.

(14)	Three times $2,955,000, which is the sum of (a) $2,000,000 (executive’s annual base salary), plus (b) the greater of the (i) $955,000 (the highest specified target bonus for the year in which termination occurs) or (ii) $946,000 (highest annual bonus earned within the immediately prior three years), plus (c) zero, which was the aggregate amount of any other bonuses (including special bonuses) earned by the executive within the immediately prior year.

(15)	The unvested shares of restricted stock and stock option awards will not accelerate at the end of the employment term but will continue to vest during the three-year transition term, which will result in the executive forfeiting 69,445 shares of the outstanding restricted stock award made to him in November 2005 and the vesting of all outstanding stock option awards.

(16)	Unvested shares of restricted stock will continue to vest during the three-year transition term, which will result in the executive forfeiting 69,445 shares of the outstanding restricted stock award made to him in November 2005. Represents the aggregate market value of such shares of restricted stock for which vesting will occur or has occurred, determined by (a) multiplying the number of shares of restricted stock by (b) $27.89, the closing price per share of our common stock as reported on the NYSE for December 29, 2006.

(17)	Unvested stock option awards will continue to vest during the three-year transition term, which will result in the vesting of all outstanding stock option awards. Represents the aggregate market value of such stock options for which vesting will occur or has occurred, determined by multiplying (a) the number of shares issuable upon exercise of the options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

(18)	Represents the $75,000 initiation deposit for executive’s country club membership. The Company has agreed to transfer executive’s country club membership in effect as of November 1, 2005 (if still in effect on the date of termination), including all rights to the initiation deposit at no cost to the executive.

	Termination by Company	Termination in
	Without Cause or by Executive	Anticipation
	With Good Reason on or Prior to	of a Change in
	January 9, 2008	Control	Death	Disability
Name	($)(1)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)
John A. MacColl:(2)
Accrued Compensation(3)	—	—	—
Cash Compensation:
Base Salary(4)	1,214,795	1,214,795	n/a	n/a
Transition Payments	n/a	n/a	n/a	n/a
Short-Term Incentives:
Cash Incentive Bonus(5)	600,000	600,000	n/a	n/a
Long-Term Incentives:
Restricted Stock	278,900 (6)	278,900 (6)	278,900 (6)	278,900 (6)
Stock Options	192,000 (7)	192,000 (7)	192,000 (7)	192,000 (7)
Benefits & Perquisites:
Dental and Medical Benefits	n/a	n/a	n/a	n/a
Life and ADD Insurance	n/a	n/a	n/a	n/a
Long- and Short- Term Disability Insurance	n/a	n/a	n/a	n/a
Accrued Unpaid Vacation			n/a	n/a
Tax Gross-up	n/a	n/a	n/a	n/a
Automobile/Car Allowance	n/a	n/a	n/a	n/a
401(k)
Club Dues	n/a	n/a	n/a	n/a
Severance:
Cash Severance	n/a	n/a	n/a	n/a
Total	2,285,695	2,285,695	470,900	470,900

____________________

n/a means not applicable

(1)	Assumes executive has been terminated effective December 29, 2006, which is less than one year after commencement of employment with the Company. If executive’s employment was to terminate after three years of employment, he would be entitled to payments on a change in control (or words having similar import) as provided to the other named executive officers pursuant to their employment agreements.

(2)	Executive is an at-will employee, except that he will be entitled to the payments on a change in control as provided in his offer Letter dated January 9, 2006.

(3)	There would have been no Accrued Compensation due and payable as of December 31, 2006.

(4)	Assumes lump sum payment of amounts that would have been paid to executive if he had been employed through the third anniversary date of his employment with the Company, or January 9, 2009, based on a base salary of $600,000 per annum and a pro rated base salary continuation payment for the period December 31, 2008 to and including January 9, 2009 of $14,795 based on a 365 day year.

(5)	Assumes payment of incentive bonus of $600,000 for the year of termination based on the greater of the (i) one times base salary or (ii) the highest actual bonus paid prior to termination.

(6)	The vesting of all unvested shares of restricted stock will accelerate as of December 29, 2006. Represents the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by (a) multiplying the number of shares of restricted stock by (b) $27.89, the closing price per share of our common stock as reported on the NYSE for December 29, 2006.

(7)	The vesting of all unvested stock option awards will accelerate as of December 29, 2006. Represents the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of options by (b) the difference between (i) $27.89, the closing price per share of our common stock as reported by the NYSE for December 29, 2006 and (ii) the applicable option exercise price.

2006 AMENDMENTS TO 2004 LONG-TERM INCENTIVE PLAN AND 2006 GLOBAL LONG TERM INCENTIVE PLAN

2006 Amendments to the FTI Consulting, Inc. 2004 Long-Term Incentive Plan, as Amended and Restated Effective April 27, 2005, As Amended

     On and effective March 29, 2006, our Board, upon the recommendation of the Compensation Committee of the Board, the administrator of the 2004 plan, approved and authorized an amendment to our 2004 plan. The plan amendment amends the 2004 plan to clarify powers of the administrator that are implicit in the 2004 plan, as follows: (i) the power of the administrator to specify a definition of “change in control” that is different than the definition set forth in the 2004 plan in the award agreement for any award that it deems advisable; (ii) the power of the administrator to make cash based awards; and (iii) the power of the administrator to delegate administrative and ministerial functions to officers or employees of FTI and to engage outside advisors and counsel. It also incorporates technical amendments addressing compensation deferral issues within the meaning of Section 409A of the Internal Revenue Code and executive compensation issues under Section 162(m) of the Internal Revenue Code. Pursuant to Section 7(e) of the 2004 plan, the Board had the power and authority to approve and adopt the plan amendment without submitting it to our stockholders for approval. We filed the 2004 plan amendment as an exhibit to our Current Report on Form 8-K dated March 29, 2006, which was filed with the SEC on March 31, 2006.

     On June 6, 2006, our Board authorized amendment to the 2004 plan pursuant to Section 7(e) of the 2004 plan to no longer designate the Non-Employee Director Compensation Plan as a sub-plan of the 2004 plan. We filed the 2004 plan amendment as an exhibit to our Current Report on Form 8-K dated June 6, 2006, which was filed with the SEC on June 7, 2006.

2006 Amendment and Restatement of the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan Effective October 25, 2006

     On and effective October 25, 2006, our Board, upon the recommendation of the Compensation Committee of the Board, the administrator of the 2006 plan, approved and authorized the amendment and restatement of the 2006 plan. The amended and restated 2006 plan incorporates changes to (a) provide that no more than 5% of stock based awards may be issued with minimum vesting terms over periods ending less than (i) one year from the date of grant in the case of performance-based stock awards and (ii) three years from the date of grant in the case of other stock based awards, including restricted stock awards, (b) clarify that the Board may accelerate vesting terms and conditions or lapse of restrictions only for reasons of (i) death, (ii) disability, (iii) change in control, (iv) retirement of a grantee, or (v) a termination event (including termination by grantee for good reason, termination by FTI or it affiliates without cause or settlement or waiver of claims or proceedings arising out of a termination by FTI or it affiliates without cause), (c) establish a maximum dollar cap of not more than $15.0 million per annum for individual cash based awards under Section 6(g) of the 2006 plan, and (d) clarify that the Board will not amend the 2006 plan without stockholder approval if stockholder approval is required by the rules and regulations of the SEC, NYSE or any other governmental or regulatory authority (including any other securities exchange) to which FTI is subject or on which our equity securities are then listed. Pursuant to Section 7(e) of the 2006 Plan, the Board had the power and authority to approve and adopt the plan amendment without submitting it to our stockholders for approval. We filed the amended and restated 2006 plan as an exhibit to our Current Report on Form 8-K dated October 25, 2006, which was filed with the SEC on October 26, 2006.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     On December 11, 2006, the Board approved an amendment to the Charter of the Audit Committee to provide that the Audit Committee will review and approve all related party transactions that are required to be reported under Rule 404 of Regulation S-K promulgated by the SEC. Prior to the amendment of the Audit Committee Charter, the procedures of the Audit Committee provided that it would review and approve all transactions with directors or recommend to the Board whether or not the Board should approve such transactions. We are not a party to any related party transactions with our executive officers, directors and nominees for director that we are required to report, except that Mr. Stamas is a partner of Kirkland & Ellis LLP, a law firm that has been engaged during the last fiscal year to provide legal services to us in the ordinary course of business. At the Audit Committee meeting held in February 2006, the Audit Committee considered and approved the Company’s use of Kirkland & Ellis LLP to provide legal services. At the Board’s July 2006 meeting, it approved using Kirkland & Ellis LLP to provide legal services to the Company. For the year ended December 31, 2006, fees paid by us to Kirkland & Ellis were approximately $335,000. Mr. Stamas beneficially owns 2,863 shares of FTI’s common stock and stock options for 183,297 shares of common stock that are currently exercisable or will be exercisable on or before May 15, 2007.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of FTI’s financial reporting process, FTI’s compliance with legal and regulatory requirements, its internal control and disclosure control systems, the integrity and audit of its consolidated financial statements, the qualifications and independence of its independent registered public accounting firm, and the performance of its internal auditors and independent registered public accounting firm.

     The Audit Committee’s role and responsibilities are set forth in a written Charter of the Audit Committee, last amended and restated as of December 11, 2006. We review and reassess the Charter annually, and more frequently as necessary to address any new, or changes to, rules relating to audit committees, and recommend any changes to the Nominating and Corporate Governance Committee and the Board for approval. A copy of the amended and restated Charter of the Audit Committee is publicly available and can be found on the Company’s website at http://www.fticonsulting.com/web/about/Governance.html. The Charter of the Audit Committee has also been incorporated by reference as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. A copy of the Charter of the Audit Committee is also being distributed as an Appendix A to this Proxy Statement.

     The Audit Committee was reconstituted on December 11, 2006 and currently consists of four independent non-employee directors, recommended by the Nominating and Corporate Governance Committee and appointed by the Board: Gerard E. Holthaus (Chair), Mark H. Berey, James W. Crownover and Gary C. Wendt. The Audit Committee and the Board have designated Mr. Holthaus as the “audit committee financial expert,” based on his designation as a certified public accountant and his public accounting experience and experience as a chief financial officer of a publicly held company. Each of Messrs. Berey and Wendt also qualifies as an “audit committee financial expert” under the Sarbanes-Oxley Act of 2002. All of the members of the Audit Committee qualify as financially literate and able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement and related notes.

     The independent registered public accounting firm is responsible for performing an independent audit of FTI’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The independent registered public accounting firm also reviews FTI’s quarterly financial statements. Management is responsible for FTI’s financial statements and the financial reporting process, including internal controls. We, the Audit Committee, are responsible for monitoring and overseeing the annual audit process and discussing with FTI’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. We meet periodically with management and FTI’s internal auditor and independent registered public accounting firm, both together and separately. We review and discuss any management letter comments with FTI’s independent registered public accounting firm and management’s response.

     During fiscal 2006, the Company changed its independent registered public accounting firm from Ernst & Young LLP to KPMG LLP. Ernst & Young LLP was engaged as FTI’s independent registered public accounting firm through the first quarter ended March 30, 2006 and reviewed the Company’s Quarterly Report for that period. The Audit Committee engaged KPMG LLP as FTI’s independent registered public accounting firm for the second, third and fourth quarters and the year ended December 31, 2006. Ernst & Young LLP attended four regular and special meetings of the Audit Committee and met once with the Audit Committee in closed session without management being present with respect to audit, financial reporting and internal control matters. KPMG LLP attended six regular and special meetings of the Audit Committee and met three times with the Audit Committee in closed session without management being present with respect to audit, financial reporting and internal control matters. Management attended 11 regular and special meetings of the Audit Committee, and met two times with the Audit Committee in closed session with respect to audit, financial reporting and internal control matters. The Audit Committee met with the head of internal audit of the Company three times in closed session during 2006. The Chair of the Audit Committee was delegated the authority by the Audit Committee to meet more frequently with the head of internal audit without management and other committee members being present and he reported back to the other members of the Audit Committee with respect to those meetings.

     In this context, the Audit Committee hereby reports as follows:

1.

We have reviewed and discussed FTI’s audited financial statements as of and for the year ended December 31, 2006 with management and the independent registered public accounting firm. Management represented to the Audit Committee that consolidated financial statements of FTI Consulting, Inc. were prepared in accordance with U.S. generally accepted accounting principles.

2.

The Audit Committee discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, (Communication with Audit Committees). These matters included a discussion of KPMG LLP’s judgments about the quality (not just the acceptability) of the accounting practices of FTI Consulting, Inc., and accounting principles, as applied to the financial reporting of FTI Consulting, Inc.

3.

The Audit Committee received from KPMG LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP its independence. The Audit Committee further considered whether the provision by KPMG LLP of any non-audit services described elsewhere in this Proxy Statement is compatible with maintaining auditor independence and determined that the provision of those services does not impair KPMG LLP’s independence. We preapprove all audit and permitted non-audit services performed by KPMG LLP.

4.

Based upon the review and discussion referred to in paragraphs (1) through (3) above, and the Audit Committee’s review of the representations of management and the disclosures by the independent registered public accounting firm to the Audit Committee, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K of FTI Consulting, Inc. for the fiscal year ended December 31, 2006, for filing with the SEC. We have concluded that KPMG LLP, FTI’s independent registered public accounting firm for fiscal 2006, is independent from FTI Consulting, Inc. and its management.

     We have retained KPMG LLP as FTI’s independent registered public accounting firm for 2007, subject to stockholder ratification.

     This Report is submitted by the members of the Audit Committee of the Board of Directors of FTI Consulting, Inc.

Audit Committee

       Gerard E. Holthaus, Chair
       Mark H. Berey
       James W. Crownover
       Gary C. Wendt

PRINCIPAL ACCOUNTANT FEES AND SERVICES

FISCAL YEAR ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

     The firm of Ernst & Young LLP (or E&Y) was retained by the Audit Committee of the Board, and ratified by our stockholders at our 2005 annual meeting, to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2005. E&Y informed us during the first quarter of 2006 that they may wish to retain us as a vendor on various matters. Depending on the scope and nature of such engagements, E&Y advised us that their independence could become impaired and thereby would preclude the firm from continuing to serve as our independent registered public accounting firm. On April 25, 2006, the Audit Committee approved, and on April 26, 2006, our Board ratified and approved, changing our independent registered public accounting firm from E&Y to KPMG LLP (or KPMG). On April 26, 2006, the Board’s decision was communicated to E&Y and we mutually agreed to terminate E&Y’s services as our independent registered public accounting firm effective as of the completion of its review of our quarterly report on Form 10-Q for the quarter ended March 31, 2006.

     The reports of E&Y on our consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and through the interim period ended March 31, 2006, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused E&Y to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2005 and 2004 and through the interim period ended March 31, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     E&Y furnished us with letters dated April 26, 2006 and May 8, 2006 addressed to the SEC stating that it agrees with the above statements.

     In connection with the audit of our 2005 financial statements, we entered into an engagement agreement with E&Y which set forth the terms by which E&Y performed audit services for us. Our engagement letter with E&Y was subject to alternative dispute resolution procedures and an exclusion of punitive damages.

	2006	2005
	(in thousands)	(in thousands)
Audit Fees	$259	$1,159
Audit-Related Fees	—	15
Tax Fees	66	198
All Other Fees	—	—

     Audit fees for 2006 are fees we paid E&Y for the quarterly review for the period ended March 31, 2006 and procedures performed by E&Y in connection with issuing consents and reissuing audit reports for various filings during 2006. Audit fees are fees we paid E&Y for the 2005 audit and quarterly reviews of our consolidated financial statements, assistance with and review of documents filed with the SEC, comfort letters, consent procedures, accounting consultations related to transactions and the adoption of new accounting pronouncements, and audits of our subsidiaries that are required by statute or regulation. In 2005, approximately $693,000 in fees were incurred for audit and quarterly review services provided in connection with periodic reports filed under the Exchange Act, approximately $40,000 in fees were incurred related to the audit of FTI Capital Advisors, LLC, a NASD member firm, approximately $303,000 in fees were incurred for the filing of registration statements under the Securities Act, and approximately $123,000 in fees were incurred for accounting consultations. Audit-related fees principally include professional services related to assistance in documenting internal controls and financial due diligence for our acquisitions of other businesses. Tax fees primarily include tax compliance and planning services. E&Y did not provide any other services to us in 2006 and 2005.

     For 2005, E&Y has confirmed to us that it is in compliance with all rules, standards and policies of the ISB and the SEC governing auditor independence.

     For 2005, the Audit Committee or a subcommittee of the Audit Committee, preapproved all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act.

FISCAL YEAR ENDED DECEMBER 31, 2006

     As of April 26, 2006, the Audit Committee engaged KPMG as our independent registered public accounting firm for the fiscal year ended December 31, 2006. During our fiscal years ended December 31, 2005 and December 31, 2004 and during the subsequent interim period through March 31, 2006, neither we nor anyone on our behalf consulted KPMG regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

     The fees that we paid to KPMG in 2006 are set forth in accordance with the rules and regulations of the SEC. KPMG did not provide services to us prior to 2006. In connection with the audit of the 2006 financial statements, we entered into an engagement agreement with KPMG that set forth the terms by which KPMG performs audit services for FTI. Our engagement letter with KPMG is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

2006
(in thousands)
Audit Fees	$1,321
Audit-Related Fees	58
Tax Fees	180
All Other Fees	—

     Audit fees are fees we paid KPMG for the audit and quarterly reviews of our consolidated financial statements, assistance with and review of documents filed with the SEC, comfort letters, consent procedures, accounting consultations related to transactions and the adoption of new accounting pronouncements, and audits of our subsidiaries that are required by statute or regulation. In 2006, approximately $960,000 in fees were incurred for audit (including the audit of internal controls over financial reporting) and quarterly review services provided in connection with periodic reports filed under the Exchange Act, approximately $46,000 in fees were incurred related to the audit of FTI Capital Advisors, LLC, a NASD member firm, approximately $185,000 in fees were incurred for the filing of registration statements under the Securities Act and other filings with the SEC, and approximately $130,000 in fees were incurred for comfort letter procedures. Audit-related fees principally include professional services related to assistance in financial due diligence for our acquisitions of other businesses. Tax fees primarily include tax compliance and planning services.

     KPMG has confirmed to us that it is in compliance with all rules, standards and policies of the ISB and the SEC governing auditor independence.

     The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee may delegate to one or more subcommittees the authority to grant preapprovals of audit and permitted non-audit services, provided, however, each subcommittee will be required to present its determinations to the Audit Committee at its next scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records and other information, we believe that our directors and officers who are required to file reports under Section 16 of the Exchange Act reported all transactions in shares of our common stock and derivative securities, including options for shares, on a timely basis during the year ended December 31, 2006, except that Forms 4 filed by Dennis J. Shaughnessy, Jack B. Dunn, IV, David G. Bannister, John A. MacColl, Theodore I. Pincus and Curt J.H. Jeschke, Jr. reporting stock option grants were filed on October 27, 2006, more than two business days following the grant date of October 24, 2006 because of an inadvertent delay by the Compensation Committee reporting the approval of such grants to such officers.

PROPOSALS FOR THE 2008 ANNUAL MEETING

     If you want to include a proposal in the Proxy Statement for our 2008 annual meeting, send the proposal to FTI Consulting, Inc., Attn: Corporate Secretary, FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202.

     Stockholders intending to present a proposal at our 2008 annual meeting must comply with the requirements and provide the information set forth in our By-Laws. Under our By-Laws, a stockholder must deliver notice of a proposal and any required information to our corporate Secretary not less than 90 days and no more than 120 days before the first anniversary date of the mailing date of the proxy for the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made. A stockholder’s notice to the Secretary must be in writing and set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of our capital stock, which are owned beneficially or of record by such stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. For our annual meeting in 2008, we must receive stockholder proposals no earlier than December 13, 2007 and no later than January 12, 2008. If any stockholder proposal is received before December 13, 2007 or after January 12, 2008, it will be considered untimely, and we will not be required to present it at the 2008 annual meeting. Rule 14a-8 of the Proxy Rules promulgated by the SEC requires stockholders to submit proposals in proper form (per SEC Regulation 14A, Rule 14a-8-Stockholder Proposals) to be received by the Secretary no less than 120 days before the date our proxy statement was released to stockholders in connection with our previous year’s annual meeting, which will be December 13, 2007.

Appendix A

FTI CONSULTING, INC.
CHARTER OF AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

Amended and Restated Effective as of December 11, 2006

Organization and Operation

     There shall be a committee of the Board of Directors to be known as the Audit Committee (“Audit Committee”). The Audit Committee shall be comprised of at least three directors who are independent of management and FTI Consulting, Inc. (the “Company”). Members of the Audit Committee shall be considered independent if they meet the independence requirements of the New York Stock Exchange (the “NYSE”), Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). All Audit Committee members must be financially literate, and at least one member must have accounting or related financial management expertise, as required by the NYSE rules and regulations. An Audit Committee member who satisfies the definition of an “audit committee financial expert” as set forth in Item 401(h) of Regulation S-K, promulgated by the SEC, as determined by the Nominating and Corporate Governance Committee or the Board of Directors (as the case may be), shall be deemed to have the relevant accounting or related financial management expertise. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

     The members of the Audit Committee shall be appointed annually by a majority vote of the entire Board of Directors, and each shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

     If a Chair has not been elected by the Board of Directors in accordance with the Corporate Governance Guidelines, the members of the Audit Committee shall designate a Chair by majority vote of the members of the Audit Committee. The Chair shall preside at all sessions of the Audit Committee and develop the agenda for each Audit Committee meeting. The Chairman of the Board of Directors, Chief Executive Officer of the Company or the Chair of the Committee may call a meeting of the Audit Committee. The Audit Committee shall cause to be made and retain complete and accurate minutes of its meetings.

     Formal action to be taken by the Audit Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Audit Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Audit Committee. Any director of the Board of Directors, at his or her option, or at the Audit Committee’s request, may attend a meeting of the Audit Committee but, if he or she is not a member of the Audit Committee, he or she shall not be counted in determining the presence of a quorum and shall not be entitled to vote. At any time, the Audit Committee may go into executive session and exclude non-members and management from Audit Committee proceedings.

     In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Audit Committee.

Meetings

     The Audit Committee shall hold meetings as deemed necessary or desirable by the Chair of the Audit Committee. In addition to such meetings of the Audit Committee as may be required to perform the functions described under “Responsibilities and Duties” below, the Audit Committee shall meet on a periodic basis. The Audit Committee shall meet periodically in separate executive sessions with Company management, the senior internal auditing executive and the Company’s independent auditors to discuss any matters that the Audit Committee (or any of these groups) believes should be discussed privately. While the Audit Committee is not required to provide a written report of such executive sessions, it is required to inform management of any concerns or material issues arising from such sessions

Responsibilities and Duties

     The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to the corporate accounting and reporting practices of the Company and oversight of (1) the quality and integrity of financial reports of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to subcommittees the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors and approve their fees. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     In carrying out these responsibilities and duties, the Audit Committee will:

A.	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor’s compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

B.	In connection with its review of the Company’s quarterly and annual reports and related financial statements, review:

	i.	with the independent auditors and financial and accounting personnel, (i) the adequacy and effectiveness of the accounting and financial controls of the Company, (ii) major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, and (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable;

	ii.	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments (as defined in accordance with the Company’s Management Policies and Procedures) made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements;

iii.	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

iv.	the Company’s internal audit function, taking into account any changes in laws or regulations, as well as current industry standards; and

v.	the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. Further, the Audit Committee shall review such matters related to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies prior to release of such information if the release is not concurrent with the Audit Committee’s review of the Company’s quarterly and annual reports.

If any material matters are brought to the attention of the Audit Committee during the reviews contemplated by this subsection B., the Audit Committee shall consider whether independent review of such matters by an outside advisor is necessary or advisable and, if so, shall retain such advisors as are deemed necessary and appropriate in the discretion of the Audit Committee for that purpose.

C.	Receive and review reports from inside and outside legal counsel, regulators and others regarding legal, regulatory and other matters that may have a material effect on the financial statements or related Company compliance policies.

D.	Inquire of management and the independent auditors about significant risks or exposures, including, but not limited to, financial risks, and assess the steps management has taken to minimize such risks to the Company. Discuss the Company’s guidelines and policies with respect to risk assessment and risk management, in compliance with applicable requirements and guidance under the NYSE rules and standards, federal law and the rules of the Commission.

E.	Review and discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies or the public. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

F.	Meet to review and discuss the quarterly financial statements with financial management and the independent auditors, including reviewing the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Form 10-Q and prior to any press release of results, and determine whether the independent auditors take any exception to the disclosure and content of the financial statements. Meet to review and discuss any other matters required to be communicated to the Audit Committee by the auditors.

G.	Review and discuss quarterly reports from the independent auditors on: (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (3) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

H.	Meet to review and discuss the financial statements to be contained in the annual report to stockholders with management and the independent auditors, including reviewing the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and determine whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Meet to review and discuss with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Audit Committee by the auditors. Also meet to review and discuss with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

I.	Meet to review and discuss disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

J.	Provide sufficient opportunity for the independent auditors and the internal auditor to meet with the members of the Audit Committee without members of management present. Notwithstanding the foregoing, the Audit Committee shall meet periodically with the independent auditors and the internal auditors, separately, without members of management present. Among the items to be discussed in the meetings with the independent auditors are the independent auditors’ evaluation of the Company’s financial, accounting, and internal auditing personnel, and the cooperation that the independent auditors received during the course of audit.

K.	Review with the independent auditors any audit problems or difficulties and management’s response. As appropriate, and at the Audit Committee’s discretion, it may discuss with the national office of the independent auditors issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

L.	Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

M.	Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

N.	Obtain and review a report from the independent auditors at least annually regarding (1) the independent auditors’ internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; and (3) any steps taken to deal with any such issues. Evaluate the qualifications and performance of the independent auditors, including considering whether the auditors’ quality controls are adequate. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board promptly after each such review.

O.	On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services, consider whether the provision of permitted nonaudit services, if any, is compatible with maintaining the auditors’ independence, and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

P.	Review and approve all related party transactions, including contracts or other transactions between or among the Company or a subsidiary and an officer or a director or an immediate family member of an officer or a director, or another company, firm or entity in which an officer or a director of the Company serves as an officer, director or has a material financial interest. The Audit Committee shall either approve or reject the proposed transaction. The Audit Committee shall communicate its findings and determinations with respect to each related party transaction to the Board. The Audit Committee shall submit the matter to the Board if the Audit Committee finds that it is advisable to submit proposed transaction to the Board or stockholders for approval in accordance with Section 2-419(b) of the Maryland General Corporation Law.

Q.	Set clear policies for the Company’s hiring of employees or former employees of the independent auditor.

R.	Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

S.	Obtain assurances from management, the Company’s senior internal auditing executive and the independent auditors that none of them are aware that the Company and its subsidiaries are not in conformity with applicable legal requirements and the Company’s Policy on Ethics and Business Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Policy on Ethics and Business Conduct.

T.	Establish procedures for the receipt, retention and treatment of complaints received by the Company or the Audit Committee regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

U.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

V.	Discuss with the independent auditors and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

W.	Prepare a report of the Audit Committee to be included in the Company’s proxy statement for its annual meeting of stockholders, disclosing whether (1) the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (2) the Committee discussed with the auditors the independence of the auditors; and (3) based upon the Committee’s review and discussions with management and the independent auditors, the Committee had recommended to the Board of Directors that the audited financials be included in the Company’s annual report on Form 10-K.

X.	Include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

Y.	Regularly submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

Z.	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

AA.	Review and reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Audit Committee considers appropriate for consideration by the Board as conditions dictate but at least annually.

BB.	Annually review the Committee’s performance of its responsibilities and duties.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Appendix B

FTI CONSULTING, INC.
CHARTER OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Amended and Restated Effective as of December 11, 2006

Organization and Operation

     There shall be a committee of the Board of Directors to be known as the Compensation Committee (“Compensation Committee”). The Compensation Committee shall be comprised of at least three members of the Board of Directors who are independent of management and FTI Consulting, Inc. (the “Company”). Members of the Compensation Committee shall be considered independent if they meet the independence requirements of the New York Stock Exchange (“NYSE”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). No director may serve on the Compensation Committee unless he (1) is a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Additionally, each Committee member should have prior public company board experience or related professional experience and possess integrity, credibility and good judgment.

     The members of the Compensation Committee shall be appointed annually by a majority vote of the entire Board of Directors, and each shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Compensation Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

     If a Chair has not been elected by the Board of Directors in accordance with the Corporate Governance Guidelines, the members of the Compensation Committee shall designate a Chair by majority vote of the members of the Compensation Committee. The Chair shall preside at all sessions of the Compensation Committee and develop the agenda for each Compensation Committee meeting. The Chairman of the Board of Directors, Chief Executive Officer of the Company or the Chair of the Compensation Committee may call a meeting of the Compensation Committee. The Compensation Committee shall make and retain complete and accurate minutes of its meetings.

     Formal action to be taken by the Compensation Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Compensation Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Compensation Committee. Any director of the Board of Directors , at his or her option, or at the Compensation Committee’s request, may attend a meeting of the Compensation Committee but, if he or she is not a member of the Compensation Committee, he or she shall not be counted in determining the presence of a quorum and shall not be entitled to vote. At any time, the Compensation Committee may go into executive session and exclude non-members and management from Compensation Committee proceedings.

     In fulfilling its responsibilities, the Compensation Committee shall be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee.

Meetings

     The Compensation Committee shall hold meetings as deemed necessary or desirable by the Chair of the Compensation Committee. In addition to such meetings of the Compensation Committee as may be required to perform the functions described under “Responsibilities and Duties” below, the Compensation Committee shall meet at least semi-annually. Further, the Compensation Committee should meet at least annually with the Company’s Chairman of the Board, Chief Executive Officer and such other senior executives, as the Compensation Committee deems appropriate. However, the Compensation Committee should meet periodically in executive session without the presence of management and non-member directors.

Responsibilities and Duties

     The Compensation Committee discharges the Board of Directors’ responsibilities relating to compensation of the Company’s executive officers and produces an annual report on executive compensation for inclusion in the Company’s proxy statements, as required. The Compensation Committee approves and administers executive compensation programs in furtherance of the interests of the stockholders. The Compensation Committee has the responsibility and authority to oversee and review the Company’s overall programs of employee benefits as well as the Company’s policies and terms and conditions applicable to its employees. In discharging its oversight role, the Compensation Committee is empowered to study or investigate any matter of interest or concern that the Compensation Committee deems appropriate and shall have the sole authority to retain outside counsel or other experts for this purpose, including the sole authority to approve the fees payable to such counsel or other experts and all other terms of retention.

     The following shall be the principal recurring duties of the Compensation Committee in carrying out its responsibilities:

A.	Review and approve corporate goals and objectives relevant to the compensation of each of the Chairman of the Board and Chief Executive Officer; evaluate the performance of each of the Chairman of the Board and Chief Executive Officer in light of those goals and objectives; and establish the level of compensation of each of the Chairman of the Board and Chief Executive Officer based on this evaluation based on processes approved by the Committee. The Committee, in its discretion, may work together with the presiding director of the non-management directors and other committees of the Board in connection with setting goals and objectives and evaluating the performance of the Chairman of the Board and Chief Executive Officer.

B.	Approve the base and incentive compensation of the Company’s other executive officers.

C.	Review and make recommendations to the Board with respect to the compensation of non-management directors and directors’ and officers’ indemnity and insurance matters.

D.	The Compensation Committee shall not approve or recommend to the Board any loans by the Company to directors or executive officers of the Company or any modifications to existing loans by the Company to such persons. The Compensation Committee shall ensure that directors and executive officers of the Company are aware that loans by the Company to such persons, or modifications to existing loans by the Company to such persons, are prohibited.

E.	Review and make recommendations to the Board of Directors with respect to existing or proposed incentive compensation, equity-based compensation plans and overall compensation and benefits.

F.	Administer the Company’s stock option and employee stock purchase plans and any other equity-based plans that may be established in the future.

G.	Submit all equity-based compensation plans and material revisions thereto to a vote of the stockholders of the Company, unless stockholder approval is not required by (i) the NYSE rules and regulations under an exemption therefrom, (ii) the terms of an equity compensation plan and/or (iii) any other applicable, rule, law or regulation.

H.	Prepare the compensation committee report required to be included in the proxy statements for the Company’s annual meetings of stockholders and for the special meetings of stockholders, when required.

I.	Regularly report to the Board of Directors on the Compensation Committee’s activities.

J.	Review and recommend to the Board of Directors, or approve, any contracts or transactions with current or former executive officers of the Company, including consulting, employment contracts, severance or termination arrangements and loans made or guaranteed by the Company.

K.	Prior to review of executive and director compensation, request management to obtain and provide any information that the Compensation Committee deems necessary or appropriate in order to evaluate compensation in light of industry standards. Concurrent with review of executive compensation, review fees and other compensation provided to directors of comparable entities for their services as directors (to the extent the information is available) to determine industry standards, and review the fees and other compensation provided to the Company’s Board of Directors and committee members in light of the industry standards and recommend compensation for review and approval by the Board. Submit findings with respect to the industry standards to the Nominating and Corporate Governance Committee for its consideration when making independence determinations for nominees and members of the Board of Directors of the Company.

L.	Annually review the Committee’s performance of its responsibilities and duties and review, reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Compensation Committee considers appropriate.

Establish performance criteria relating to incentive compensation as required under Section 162(m) of the Internal Revenue Code, and make all other compensation related determinations that the Compensation Committee may be required to make, from time to time, by the NYSE, the Commission or any other law, rule or regulation applicable to the Company.

Appendix C

FTI CONSULTING, INC.
CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE
BOARD OF DIRECTORS

Amended and Restated Effective as of September 17, 2004

Organization and Operation

     There shall be a committee of the Board of Directors to be known as the Nominating and Corporate Governance Committee (“Committee”). The Committee shall be comprised of at least three members of the Board of Directors, each of whom is independent of management and FTI Consulting, Inc., (“Company”). Members of the Committee shall be considered independent if they meet the independence requirements of the New York Stock Exchange (“NYSE”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Additionally, each Committee member should have prior public company board experience or related professional experience and possess integrity, credibility and good judgment.

     The members of the Committee shall be appointed annually by a majority vote of the entire Board of Directors, and each shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

     If a Chair has not been elected by the Board of Directors in accordance with the Corporate Governance Guidelines, the members of the Committee shall designate a Chair by majority vote of the members of the Committee. The Chair shall preside at all sessions of the Committee and develop the agenda for each Committee meeting. The Chairman of the Board of Directors, Chief Executive Officer of the Company or the Chair of the Committee may call a meeting of the Committee. The Committee shall cause to be made and retain complete and accurate minutes of its meetings.

     Formal action taken by the Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Committee. Any director of the Board of Directors , at his or her option, or at the Committee’s request, may attend a meeting of the Committee but, if he or she is not a member of the Committee, he or she shall not be counted in determining the presence of a quorum and shall not be entitled to vote. At any time, the Committee may go into executive session and exclude non-members and management from Committee proceedings.

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Committee.

     The Committee shall hold meetings as deemed necessary or desirable by the Chair of the Committee. In addition to such meetings of the Committee as may be required to perform the functions described under “Responsibilities and Duties” below, the Committee shall meet at least semiannually. The Corporation’s Chairman of the Board, Chief Executive Officer and other senior executives may attend meetings. However, the Committee should meet periodically in executive session without the presence of management and non-member directors.

C-1

Responsibilities and Duties

     The Committee has the responsibility and authority to supervise and review the affairs of the Corporation as they relate to nominations of directors and corporate governance. The Committee, in discharging its responsibilities, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the authority to retain a search firm, outside counsel or other experts to assist in identifying potential director candidates, including the authority to approve the fees payable to such search firm, counsel or other experts and all other terms of retention.

     The following shall be the principal recurring duties of the Committee in carrying out its responsibilities:

A.	Review and recommend the size and composition of the Board of Directors.

B.	Develop criteria for selecting candidates for election as directors, identifying, evaluating (including inquiries into the background of candidates), recruiting and nominating such new candidates. In choosing candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need on the Board of Directors.

C.	Identify individuals qualified to become directors of the Corporation and recommend to the Board of Directors nominees for all directorships to be filled by the stockholders or by the Board of Directors.

D.	Identify and recommend directors for candidates as members and chairs of the committees of the Board of Directors for election by the Board of Directors.

E.	Review and determine whether existing members of the Board of Directors should stand for reelection, taking into consideration such candidates as if they were candidates de novo.

F.	Develop and administer a process for, at least annually, the evaluation of the overall performance of the Board of Directors, this and the other committees and management and make recommendations to the Board of Directors, as appropriate, for improvement.

G.	Periodically review the Corporation’s Charter and By-Laws and each committee Charter and recommend to the Board of Directors, as appropriate, changes to any of the foregoing, creation of additional committees or elimination of existing committees.

H.	Periodically review corporate governance policies and best practices, recommend to the Board of Directors a set of corporate governance policies and practices to be applicable to the Corporation and monitor the Corporation’s compliance with those policies and practices.

I.	Assure that appropriate director orientation and continuing education programs exist.

J.	Be responsible for the process relating to succession planning for each of the Chairman of the Board, Chief Executive Officer and other executive officer positions.

K.	Report to the Board of Directors on the Committee’s activities as appropriate, but at least annually.

L.	Annually review the Committee’s performance of its responsibilities and duties and review, reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers appropriate.

C-2

ATTN: JOANNE CATANESE 500 EAST PRATT STREET SUITE 1400 BALTIMORE, MD 21202
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by FTI Consulting, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to FTI Consulting, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IF VOTING BY MAIL, MARK, SIGN, DATE AND PROMPTLY RETURN THE PORTION BELOW IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FTICO1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FTI CONSULTING, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR CLASS II DIRECTORS AND FOR PROPOSAL 2 LISTED BELOW.

Vote on Directors

1.	ELECTION OF FOUR CLASS II DIRECTORS.

Nominees:
	01)	Brenda J. Bacon
	02)	James W. Crownover
	03)	Dennis J. Shaughnessy
	04)	George P. Stamas

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote On Proposal		For	Against	Abstain

2.	RATIFY THE APPOINTMENT OF KPMG LLP AS FTI CONSULTING, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and adjournment or postponement thereof to the extent permitted by law.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

FTI CONSULTING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

     The undersigned stockholder(s) of FTI Consulting, Inc. (the “Company”) hereby appoint(s) Messrs. Jack B. Dunn, IV and Theodore I. Pincus, and each of them singly, as proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of FTI Consulting, Inc. to be held on May 16, 2007 at the executive office of the Company located at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202 at 9:30 a.m. Eastern Time, and at any and all adjournments thereof, to vote all shares of common stock of said Company held of record by the undersigned on March 16, 2007, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY LAW.

(Continued and to be signed on the reverse side)